REGISTRATION NOS. 2-96223/811-3240

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

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REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. [  ]

Post Effective Amendment No. 31 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 75 [X]

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THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

(EXACT NAME OF REGISTRANT)

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

(NAME OF DEPOSITOR)

2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019

(ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(713) 831-3150

(DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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MARY L. CAVANAUGH, ESQ.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019

(NAME AND ADDRESS OF AGENT FOR SERVICE)

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It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] On May 1, 2002 pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485

[ ] on [date] pursuant to paragraph (a) (1) of Rule 485

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TITLE OF SECURITIES BEING REGISTERED:

Contract Form UIT-981 Fixed and Variable Annuity Contracts

Independence Plus Fixed and Variable Annuity Contracts

Contract Form UIT-981

Separate Account A

Fixed and Variable Annuity

Prospectus

May 1, 2002

The Variable Annuity Life Insurance Company

Units of Interest under Group and Individual

Fixed and Variable Annuity Contracts

Contract Form UIT-981

Separate Account A

Prospectus May 1, 2002

This prospectus describes flexible Purchase Payment individual fixed and variable annuity contracts (the "Contracts") offered by The Variable Annuity Life Insurance Company ("VALIC") to Participants in certain employer sponsored retirement plans. The Contracts may be available to you when you participate in a retirement program that qualifies for deferral of federal income taxes. Non-qualified contracts are also available for certain other employer sponsored plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit you to invest in and receive retirement benefits in up to 3 out of a total of 6 Fixed and Variable Account Options (1 fixed and 5 variable) described in this prospectus. Each Variable Account Option invests in a separate portfolio of VALIC Company I, formerly, North American Funds Variable Product Series I.

This prospectus provides you with information you should know before investing in the Contracts. Please read and retain this prospectus for future reference.

A Statement of Additional Information, dated May 1, 2002, contains additional information about the Contracts and is part of this prospectus. For a free copy, call 1-800-428-2542 (option 3). The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Page

Glossary of Terms 1

Fee Table 2

Summary 3

Selected Purchase Unit Data 5

General Information 6

About the Contracts 6

About VALIC 6

About VALIC Separate Account A 6

Units of Interests 7

Distribution of the Contracts 7

Fixed Account Option 7

Variable Account Options 7

Purchase Period 8

Account Establishment 8

When Your Account Will be Credited 9

Purchase Units 10

Calculation of Purchase Unit Value 10

Stopping Purchase Payments 11

Transfers Between Investment Options 11

During the Purchase Period 11

During the Payout Period 12

Communicating Transfer or Reallocation Instructions 12

Effective Date of Transfer 13

Market Timing 13

Fees and Charges 13

Account Maintenance Fee 13

Surrender Charge 13

Amount of Surrender Charge 14

10% Free Withdrawal 14

Exceptions to Surrender Charge 14

Premium Tax Charge 14

Separate Account Charges 14

Fund Annual Expense Charges 15

Other Tax Charges 15

Reduction or Waiver of Account Maintenance Fee and Surrender Charge 15

Payout Period 16

Fixed Payout 16

Variable Payout 16

Combination Fixed and Variable Payout 16

Payout Date 16

Payout Options 17

Enhancements to Payout Options 17

Payout Information 17

Surrender of Account Value 18

When Surrenders Are Allowed 18

Surrender Process 18

Amount That May Be Surrendered 18

Surrender Restrictions 19

Partial Surrenders 19

Death Benefits 19

The Process 19

Beneficiary Information 19

During the Purchase Period 20

During the Payout Period 20

Investment Performance of Separate Account Divisions 20

Types of Investment Performance Information Advertised 21

Total Return Performance Information 21

Yield Performance Information 22

Other Contract Features 22

Changes That May Not Be Made 22

Change of Beneficiary 22

Cancellation -- The 10 Day Free Look 23

We Reserve Certain Rights 23

Fund Changes 23

Relationship to Employer's Plan 23

Voting Rights 23

Who May Give Voting Instructions 23

Determination of Fund Shares Attributable to Your Account 24

How Fund Shares Are Voted 24

Federal Tax Matters 24

Type of Plans 24

Tax Consequences in General 25

Effect of Tax-Deferred Accumulations 25

Glossary of Terms

Unless otherwise specified in this prospectus, the words "we," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the participant, contract owner, annuitant or beneficiary.

Other specific terms we use in this prospectus are:

Account Value - the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

Annuitant - the individual (in most cases, you) to whom Payout Payments will be paid.

Assumed Investment Rate - The rate used to determine your first monthly payout payment per thousand dollars of account value in your variable account option.

Beneficiary - the individual designated to receive Payout Payments upon the death of the Annuitant.

Contract Owner - the individual (in most cases, your employer) to whom the annuity contract ("Contract") is issued.

Fixed Account Option - an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

Home Office - located at 2929 Allen Parkway, Houston, Texas 77019.

Mutual Fund or Fund - the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

Participant - the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

Payout Period - the time when you begin to withdraw your money in a steady stream of payments.

Payout Unit - A measuring unit used to calculate payout payments from your variable account option. Payout unit values will vary with the investment experience of the VALIC Separate Account A Division.

Proof of Death - a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

Purchase Payments - an amount of money you or your employer pay to VALIC to receive the benefits of an annuity Contract offered by the Contracts.

Purchase Period - the time between your first Purchase Payment and your Payout Period (or surrender).

VALIC Separate Account A - a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

Variable Account Option - investment options that correspond to Separate Account Divisions offered by the Contracts.

Fee Table

This Fee Table shows all charges and expenses which may be deducted from the assets of VALIC Separate Account A and from the Funds in which VALIC Separate Account A invests. Any and all limitations on total charges and expenses are reflected in this Fee Table. The purpose of this Fee Table is to help Contract Owners and Participants understand the various expenses of VALIC Separate Account A and the Funds which are, in effect, passed on to the Contract Owners and Participants.

Contract Owner/Participant Expenses (1)

Maximum Sales and Administrative Charge (as a percentage of the lesser of all Purchase Payments received during the last 36 months or the amount withdrawn) (2) 5.00%

Account Maintenance Fee (2) $ 30

Separate Account Expenses (as a percentage of Separate Account net assets)

Mortality and Expense Risk 1.00%

Fund Annual Expenses Management Other Total

(as a percentage of average net assets) Fees Expenses (3) Fund Expenses

Asset Allocation Fund 0.50% 0.12% 0.62%

Capital Conservation Fund 0.50% 0.12% 0.62%

Mid Cap Index Fund 0.30% 0.12% 0.42%

Money Market I Fund 0.50% 0.10% 0.60%

Stock Index Fund 0.26% 0.12% 0.38%

(1) Premium taxes are not shown here, but may be charged by some states. See "Premium Tax Charge" in this prospectus.

(2) Reductions in the surrender charge and the account maintenance fee are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance Fee and Surrender Charge" and "Exceptions to Surrender Charge" in this prospectus. There will be no surrender charge on purchase payments received more than 36 months prior to surrender. Also, in any Participant Year, withdrawals of up to 10% of Account Value will not be subject to a surrender charge.

(3) Other Expenses includes custody, accounting, reports to shareholders, audit, legal, administrative and other miscellaneous expenses

(4) Management has agreed to waive or reimburse certain fees. In the absence of this waiver, the management fees, other expenses, and total fund expenses, respectively, would have been 0.50%, 0.12%, and 0.62%.

EXAMPLE #1- If you do not surrender the Contracts at the end of the period shown or you receive Payout Payments under a Payout Option, you would pay the following expenses on a $1,000 investment under a typical Contract without a surrender charge imposed, invested in a single Separate Account Division as listed below, assuming a 5% annual return on assets:
Fund	1 Year	3 Years	5 Years	10 Years
Asset Allocation Fund	$17	$52	$90	$197
Capital Conservation Fund	$17	$52	$90	$197
Mid Cap Index Fund	$15	$46	$80	$175
Money Market I Fund	$17	$52	$89	$195
Stock Index Fund	$14	$45	$78	$171

EXAMPLE #2- If you surrender the Contracts at the end of the period shown, you would pay the following expenses on a $1,000 investment under a typical Contract without a surrender charge imposed, invested in a single Separate Account Division as listed below, assuming a 5% annual return on assets:
Fund	1 Year	3 Years	5 Years	10 Years
Asset Allocation Fund	$63	$102	$90	$197
Capital Conservation Fund	$63	$102	$90	$197
Mid Cap Index Fund	$61	$96	$80	$175
Money Market I Fund	$63	$102	$89	$195
Stock Index Fund	$61	$95	$78	$171

Note: These examples should not be considered representations of past or future expenses for VALIC Separate Account A or for any Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

Summary

The following is a summary of the major features of the Contracts. For a more detailed discussion of the Contracts, please read the entire prospectus carefully.

FIXED AND VARIABLE OPTIONS

The Contracts offer a choice from among one Fixed Account Option and five Variable Account Options. Each of the Variable Account Options shown below is a series of VALIC Company I. You will not be able to invest in all of the Variable Account Options described below within a single group or individual annuity contract. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you.

Fixed Account Option

Fixed Account Plus - invests in the general account assets of the Company. This account provides fixed-return investment growth for the long-term. It is credited with interest at rates set by VALIC. The account is guaranteed to earn at least a minimum rate of interest. There are limitations on transfers out of this option.

Variable Account Options

Asset Allocation Fund - seeks maximum aggregate rate of return over the long-term through controlled investment risk by adjusting its investment mix among stocks, long-term debt securities and short-term money market securities. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp.

Capital Conservation Fund - seeks the highest possible total return consistent with preservation of capital through current income and capital gains on investments in intermediate and long-term debt instruments and other income producing securities. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp.

Mid Cap Index Fund - seeks growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400® Index. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp.

Money Market I Fund - seeks liquidity, protection of capital and current income thorough investments in short-term money market instruments. Adviser: VALIC. Sub-adviser: SunAmerica Asset Management Corp.

Stock Index Fund - seeks long-term capital growth through investments in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500® Index. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp.

More details about the investment objective and strategy of the Mutual Funds shown above can be found in the section of the prospectus entitled "Variable Account Options," and also in the current VALIC Company I prospectus, available at www.aigvalic.com (or call 1-800-428-2542, option 3).

GUARANTEED DEATH BENEFIT

The Contracts offer a death benefit equal to the greater of Account Value or Purchase Payments reduced by withdrawals upon death of the Annuitant during the Purchase Period.

TRANSFERS

There is no charge to transfer the money in your account among the investment options. You may transfer your Account Values between Variable Account Options or to the Fixed Account Option once every 30 days during the Purchase Period.

Your Account Value in the Fixed Account must remain there for at least 90 days before it can be transferred to other investment options.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options or to the Fixed Account Option once every 365 days.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-621-7792. For more information on account transfers, see the "Transfers Between Investment Options" section in the prospectus.

FEES AND CHARGES

More information about fees may be found in the prospectus under the headings "Fees and Charges" and
"Fee Table."

Account Maintenance Fee

An annual account maintenance fee, which is currently $30 but which may be increased or decreased, is charged to your account.

Surrender Charge

Under some circumstances a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens the surrender charge is 5% of the contributions you made to your account during the last 36 months.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which generally include a tax penalty on withdrawals made prior to age 59 1/2.

Premium Tax Charge

Premium taxes ranging from zero to 3 1/2% are currently imposed by certain states and municipalities on Purchase Payments made under the Contract. For a detailed discussion on timing and deduction of premium taxes see the section of this prospectus entitled "Fees and Charges -- Premium Tax Charge."

Separate Account Charges

If you choose a Variable Account Option you will incur a mortality and expense risk fee computed at an aggregate annualized rate of 1.00% on the average daily net asset value of VALIC Separate Account A.

Fund Annual Expense Charge

A daily charge based on a percentage of each Fund's average daily net asset value is payable by each Fund to its investment adviser. In addition to the management fees, each Fund incurs other operating expenses which may vary.

Since some of these fees may not apply to your Contract, consult your VALIC financial advisor to see how these provisions apply to you.

PAYOUT OPTIONS

When you withdraw your money, you can select from several payout options: an annuity (which guarantees payment for as long as you live), periodic withdrawals and systematic withdrawals. More information on payout options can be found in the "Payout Period" section of this prospectus.

FEDERAL TAX INFORMATION

Although deferred annuity contracts such as the Contracts can be purchased with after-tax dollars, they are primarily used in connection with retirement programs which receive favorable tax treatment under federal law.

PURCHASE REQUIREMENTS

If the Contract is a flexible Purchase Payment Contract, Purchase Payments may be made at any time but each Purchase Payment must be at least $30 per Participant Account. The amount of each Purchase Payment allocated to each Variable Account Option and Fixed Account Option must also be at least $30. If the Contract is a single Purchase Payment Contract, the minimum Purchase Payment is $1,000 per Contract. These minimums may be waived where one purchaser, such as an employer, purchases a number of contracts.

Selected Purchase Unit Data
	Asset Allocation Division 5	Capital Conservation Division 1	Mid Cap Index Division 4	Money Market Division 2	Stock Index Division 10 (1)
December 31, 2001
Purchase Units In Force	48,720,402	1,004,582	149,549,757	1,386,970	4,447,667
Purchase Unit Value	$ 3.82	$ 4.24	$ 6.48	$ 2.76	$ 7.88
December 31, 2000
Purchase Units In Force	52,959,577	1,162,015	146,197,467	1,601,984	5,062,272
Purchase Unit Value	$ 4.03	$ 3.97	$ 6.61	$ 2.69	$ 9.06
December 31, 1999
Purchase Units In Force	61,240,667	1,415,413	151,288,816	1,632,469	5,858,523
Purchase Unit Value	$ 4.17	$ 3.67	$ 5.72	$ 2.56	$ 10.10
December 31, 1998
Purchase Units In Force	60,237,818	1,689,443	169,039,887	1,700,333	6,655,796
Purchase Unit Value	$ 3.77	$ 3.73	$ 5.03	$ 2.47	$ 8.46
December 31, 1997
Purchase Units In Force	57,307,351	1,831,961	171,065,657	1,931,439	7,438,537
Purchase Unit Value	$ 3.22	$ 3.51	$ 4.27	$ 2.37	$ 6.65
December 31, 1996
Purchase Units In Force	65,292,617	1,991,536	172,816,978	2,142,534	8,381,704
Purchase Unit Value	$ 2.65	$ 3.26	$ 3.27	$ 2.28	$ 5.05
December 31, 1995
Purchase Units In Force	75,851,431	2,402,085	172,613,690	2,917,361	9,885,873
Purchase Unit Value	$ 2.41	$ 3.24	$ 2.78	$ 2.19	$ 4.16
December 31, 1994
Purchase Units In Force	89,377,860	2,953,861	171,442,018	3,442,237	12,207,684
Purchase Unit Value	$ 1.95	$ 2.71	$ 2.15	$ 2.10	$ 3.06
December 31, 1993
Purchase Units In Force	93,899,802	3,590,916	134,621,879	4,129,981	14,043,516
Purchase Unit Value	$ 2.00	$ 2.91	$ 2.26	$ 2.04	$ 3.07
December 31, 1992
Purchase Units In Force	80,637,090	4,086,583	81,007,871	5,536,887	16,275,183
Purchase Unit Value	$ 1.85	$ 2.63	$ 2.02	$ 2.01	$ 2.82

(1) On May 1, 1992, the AGSPC Quality Growth Fund merged into the Stock Index Fund. Effective with this merger, units of Quality Growth Division 9 were exchanged for units of Stock Index Division 10D. The earnings (or losses) of Division 10D are credited to (or charged against) the assets of Division 10D.

Financial statements of VALIC Separate Account A are included in the Statement of Additional Information, which is available upon request. Purchase Units shown are for a Purchase Unit outstanding throughout the year under a representative contract of the type invested in each column shown. The unit value of each Division of VALIC Separate Account A will not be the same on any given day as the net asset value per share of the underlying Fund in which that Division invests. This is because each unit value consists of the underlying share's net asset value minus the charges to VALIC Separate Account A. In addition, dividends declared by the underlying Fund are reinvested by the Division in additional shares. These distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in VALIC Separate Account A does not change as a result of such distributions.

General Information

About The Contracts

The Contracts were developed to help you save money for your retirement. They offer you a combination of fixed and variable investment options that you can invest in to help you reach your retirement savings goals. Your contributions to the Contracts can come from different sources, like payroll deductions or money transfers.
Your retirement savings process with the Contracts will involve two stages: the Purchase Period; and the Payout Period. The first is when you make contributions into the Contracts called "Purchase Payments." The second, is when you receive your retirement payouts. For more information, see "Purchase Period" and "Payout Period" in this prospectus.

You may choose, depending upon your retirement savings goals, your personal risk tolerances, and your retirement plan, to invest in the Fixed Account Option and/or the Variable Account Options described in this prospectus. When you decide to retire, or otherwise withdraw your money, you can select from a wide array of payout options including both fixed and variable payments. In addition, this prospectus will describe for you all fees and charges that may apply to your participation in the Contracts.

About VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America, located in Washington, D.C. We re-organized in the State of Texas on August 20, 1968, as The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like UIT-981 ("Impact"). Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

VALIC is a wholly-owned subsidiary of American International Group, Inc. ("AIG") and is a member of the American General Corporation ("AGC") group of companies. Members of the AGC group of companies operate in each of the 50 states, the District of Columbia, and Canada and collectively provide financial services with activities heavily weighted toward insurance.

VALIC is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. VALIC's membership in IMSA applies to VALIC only and not its products or affiliates.

About VALIC Separate Account A

When you direct money to the Contracts' Variable Account Options, you will be sending that money through VALIC's Separate Account A. You do not invest directly in the Mutual Funds made available in the Contracts. VALIC's Separate Account A invests in the Mutual Funds on behalf of your account. VALIC Separate Account A is made up of what we call "Divisions." Five Divisions are available and represent the Variable Account Options in the Contracts. Each of these Divisions invests in a different Mutual Fund made available through the Contracts. For example, Division Ten represents and invests in the Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("Act"). Units of interest in VALIC Separate Account A are registered as securities under the Securities Act of 1933.

VALIC Separate Account A is administered and accounted for as part of VALIC's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contracts, VALIC Separate Account A may not be charged with the liabilities of any other VALIC operation. As stated in the Contracts, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to a Contract be held exclusively for the benefit of the contract owner, participants, annuitants, and beneficiaries of that Contract. The commitments under the Contracts are VALIC's, and AGC and AIG have no legal obligation to back these commitments. When we discuss performance information in this prospectus, we mean the performance of a VALIC Separate Account A Division.

Units of Interest

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

Distribution of the Contracts

American General Distributors, Inc. ("the Distributor"), an affiliate of VALIC, acts as VALIC's Separate Account A distributor. The Distributor is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC will pay the licensed agents who sell the Contracts a commission. Currently, the commission paid by VALIC will range up to 6.0% of each Purchase Payment. In addition, VALIC will pay managers who supervise the agents overriding commissions ranging up to 1% of each Purchase Payment. These various commissions are paid by VALIC and do not result in any charge to Contract Owners or to the Separate Account.

Fixed Account Option

The Contracts offer one Fixed Account Option. This account is guaranteed to earn at least a minimum rate of interest, as disclosed in your Contract, and interest is paid at a declared rate. Certain limitations may also apply. See "Transfers Between Investment Options" in this prospectus.

Money allocated to the Fixed Account Option goes into VALIC's general account. The general account consists of all of VALIC's assets, other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any VALIC contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws. Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by VALIC's general assets. Thus, we bear the entire investment risk for the Fixed Account Option.

Variable Account Options

The Contracts enable you to participate in Divisions that represent five Variable Account Options. Your retirement program may limit the number of Variable Account Options in which you may invest. Certain additional limitations may also apply. See "About VALIC Separate Account A" in this prospectus.

Each individual Division represents and invests, through VALIC's Separate Account A, in a specific portfolio of VALIC Company I. VALIC Company I serves as the investment vehicle for the Contracts.

VALIC Company I is registered as a diversified open-end, management investment company and is regulated under the Act. A brief description of the investment objective and strategy of each Variable Account Option is shown below. For more detailed information about each Mutual Fund option, including investment strategy and risks, you should refer to the VALIC Company I prospectus. Copies are available online at www.aigvalic.com or you may call
1-800-428-2542 (option 3). Please read the prospectus carefully before investing.

Description of Funds Available as Variable Account Options

Asset Allocation Fund (Division 5) - seeks maximum aggregate rate of return over the long-term through controlled investment risk by adjusting its investment mix among stocks, long-term debt securities and short-term money market securities.

Capital Conservation Fund (Division 1) - seeks the highest possible total return consistent with preservation of capital through current income and capital gains on investments in intermediate and long-term debt instruments and other income producing securities.

Mid Cap Index Fund (Division 4) - seeks growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400® Index.*

Money Market I Fund (Division 2) - seeks liquidity, protection of capital and current income thorough investments in short-term money market instruments.

Stock Index Fund (Division 10) - seeks long-term capital growth through investments in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500® Index.*

* "Standard & Poor's®", "S&P", "S&P 500®" and "S&P MidCap 400®" are trademarks of Standard & Poor's ("S&P"). The Mid Cap Index Fund and the Stock Index Fund are not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in either Fund.

Purchase Period

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. The Purchase Period can also end when an account is surrendered before the Payout Period. The amount, number, and frequency of your Purchase Payments is determined by the retirement plan for which your Contract was purchased.

Account Establishment

You may establish an account only through a VALIC financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. Your employer is usually responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us as to the amount being applied to your account (see below).

Minimum initial and subsequent Purchase Payments are as follows:
Contract Type	Initial Payment	Subsequent Payment
Periodic Payment	$30	$30
Single Payment	$1,000 (This minimum applies to each account.)	No minimum

Purchase Payment minimums apply to each Periodic Payment made. In addition, for Periodic Payments, the amount allocated to each Variable Account Option and the Fixed Account Option must be at least $30.

Purchase Payments are received in VALIC's Home Office. When an initial Purchase Payment is accompanied by an application, within 2 business days we will:

  Accept the Application and issue a contract. We will also establish your account and apply your Purchase Payment by crediting the amount to the Fixed Account Option or Variable Account Option selected;
  Reject the Application and return the Purchase Payment; or
  Request Additional Information to correct or complete the application. In the case of an individual variable annuity contract, we may return the Purchase Payments within 5 business days if the requested information is not provided.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

  Return Purchase Payments - If we do not have your name, address or social security number, we will return the Purchase Payment to your employer unless this information is immediately provided to us.
  Employer-Directed Account - If we have your name, address and social security number and we have an Employer-Directed Account Agreement from your employer, generally we will deposit your Purchase Payment in an "Employer-Directed" account invested in the Money Market Division of the Variable Account Options, or other investment option chosen by your employer. If your employer chooses an Option other than the Money Market Division, the value of your investment may fluctuate and you could lose money. You may not transfer these amounts until VALIC has received a completed application or enrollment form.
  Starter Account - If we have your name, address and social security number, but we do not have an Employer-Directed Account Agreement from your employer, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division. We will send you follow-up letters requesting the information necessary to complete the application, including your allocation instructions. Unless a completed application or enrollment form is received by us within 105 days of establishment of your starter account, the account balance, including earnings, will be returned to your employer. We are not responsible for any adverse tax consequences that may result from the return of your employer's contributions.

When Your Account Will Be Credited

Once your account has been established, depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) are properly authorized and clearly identify the individual Social Security Number ("SSN") or Group Number to which they are to be applied. To ensure efficient posting for employer sponsored accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and social security number, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received at our Home Office by 4:00 p.m. Eastern time, the appropriate account(s) will be credited the business day of receipt. Purchase Payments in good order received at our Home Office after 4:00 p.m. Eastern time will be credited the next business day.

Please note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the date all required information is received.

Purchase Units

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Units apply only to the Variable Account Options selected for your account. Purchase Unit values are calculated at the close of regular trading of the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. Eastern Time (see Calculation of Purchase Unit Value below for more information). Once we have established your account and have applied your initial Purchase Payment as described above, any subsequent Purchase Payment that we receive at our Home Office before the close of the Exchange will be credited the same business day. If not, it will be calculated and credited the next business day. Purchase Unit values will vary depending on the net investment results of each of the Variable Account Options. This means the value of your Variable Account Option will fluctuate.

Calculation of Purchase Unit Value

The Purchase Unit value for a Division is calculated as shown below:

STEP 1: Calculate the gross investment rate:

The Gross Investment Rate

EQUALS

The Division's investment income and capital gains and losses (whether realized or unrealized) on that day from the assets attributable to the Division

DIVIDED BY

The value of the Division for the immediately preceding day on which the values are calculated.

STEP 2: Calculate the net investment rate for any day as follows:

Net Investment Rate

EQUALS

Gross Investment Rate (calculated in Step 1)

MINUS

Separate Account charges and any income tax charges.

STEP 3: Determine Purchase Unit Value for a day.

The Purchase Unit Value for a day

EQUALS

The Purchase Unit Value for the immediate preceding day

MULTIPLIED BY

The Net Investment Rate (as calculated in Step 2) plus 1.00.

For examples showing how Purchase Unit Values are calculated, see the Statement of Additional Information.

Fixed Account Option

You may allocate all or a portion of your Purchase Payments to the Fixed Account Option as permitted by your retirement program. A complete discussion of the Fixed Account Option may be found in the "Fixed Account Option" section in this prospectus. Here is how you may calculate the value of your Fixed Account Option during the Purchase Period:

The value of your Fixed Account Option

EQUALS

All Purchase Payments made to the Fixed Account Option

PLUS

Amounts transferred from the Variable Account Option to the Fixed Account Option

PLUS

All interest earned

MINUS

Amounts transferred or withdrawn from Fixed Account Option (including applicable fees and charges).

Variable Account Options

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. As noted elsewhere in the prospectus, you will not be permitted to select from more than three investment options. A complete discussion of the Variable Account Options may be found in the "Variable Account Options" section in this prospectus. Based upon a Variable Account Option's Purchase Unit Value, your account will be credited with the applicable number of Purchase Units. The Purchase Unit Value of each Variable Account Option will change daily depending upon the investment performance of the Mutual Fund (which may be positive or negative) and the deduction of VALIC Separate Account A charges. See the "Fees and Charges" section in this prospectus. Because Purchase Unit Values for each Mutual Fund change daily, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

Here is how to calculate the value of the Variable Account Options in your account during the Purchase Period:

The value of a Variable Account Option

EQUALS

The total number of Purchase Units

MULTIPLIED BY

The Current Purchase Unit Value.

Stopping Purchase Payments

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time before your account has been surrendered. While no Purchase Payments are being made, the number of Purchase Units outstanding will remain the same. (This is assuming no transfers or withdrawals are made.) The value of the Purchase Units will continue to vary. Your Account Value will continue to be subject to charges.

In the case of an individual contract, if both your Account Value and Purchase Payments (less any withdrawals) falls below $300, and you do not make any Purchase Payments for two years from the date we established your account, we may close the account and pay the Account Value (less any surrender charge) to you. In the case of a group contract, if your Account Value (less any withdrawals) falls below $300, we may close the account and pay the Account Value (less any surrender charge) to you. Any such account closures will be subject to applicable distribution restrictions under the contract and/or under your employer's plan.

Transfers Between Investment Options

You may transfer all or part of your Account Value between the Fixed Account and Variable Account Options in your Contract without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to the limitations or conditions noted below. Your employer's plan may also limit your rights to transfer.

During the Purchase Period

During the Purchase Period, transfers may be made between your Contract's Fixed Account Option and Variable Account Options.

We currently permit transfers between Variable Account Options or from Variable Account Options to the Fixed Account Option once every 30 days. We may also limit the method and manner of providing or communicating transfer and reallocation instructions.

Transfers are also permitted from the Fixed Account Option subject to a 90-day holding period for transfers previously made from the Variable Account Option.

During the Payout Period

During the Payout Period, transfers may be between your Contract's investment options, subject to the following limitations:
Account Option	Percentage Allowed	Frequency
Variable Payout	Up to 100%	Once every 365 days
Combination Fixed and Variable Payout	Up to 100% of money in variable option payout	Once every 365 days
Fixed Payout	Not permitted	---

Communicating Transfer or Reallocation Instructions

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self service automated phone system (VALIC by Phone), or in writing. We will send a confirmation of transactions within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within one business day of receipt.

Instructions for transfers or reallocations may be made via the internet as follows:

  Log on to www.aigvalic.com
  Click "View Your Account Here" and log into VALIC Online
  Click either "Asset Transfer" (to transfer existing funds) or "Allocation Change" (to reallocate future contributions) under the "Transactions" menu
  Select the desired account, input the transaction request, then click "Continue"
  Review your transaction request for accuracy and then click "Continue" to submit to VALIC

Instructions for transfers or reallocations may be made via an automated telephone system (VALIC by Phone) as follows:

  Call 1-800-428-2542 and press any key to signify that you have a touch tone phone
  Press 1 for "Account Inquiries and Transaction Requests"
  Enter your Social Security Number and personal identification number (PIN)
  Select the desired account and press 2 for an asset transfer or allocation change
  Follow the scripts to complete your transaction request and to submit to VALIC

Instructions for transfer or reallocations may also be made as follows:

  Call 1-800-621-7792
  Enter your Social Security Number
  You may use the automated telephone system or speak with a Client Service Professional

You may also send written instructions by completing a VALIC form for transfers or reallocations:

  Written instructions should be sent to VALIC's Home Office
  A VALIC financial change form is required
  Written instructions are required if you have notified us not to accept telephone instructions

We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing.

No one that we employ or that represents VALIC may give telephone instructions on your behalf without VALIC's prior written permission. This does not apply to a contract with the immediate family of an employee or representative of VALIC.

You will bear the risk of loss arising from instructions received by telephone or online. We are not responsible for the authenticity of such instructions. Any telephone or online instructions which we reasonably believe to be genuine will be your responsibility. This includes losses from errors in communication. Telephone transfer instructions may not be made during the Payout Period. Transfer instructions during the Payout Period cannot be done online. We reserve the right to stop telephone transfers at any time.

Effective Date of Transfer

The effective date of a transfer will be:

  The date of receipt, if received in our Home Office before the close of regular trading of the Exchange on a day values are calculated; (Normally, this will be 4:00 P.M. New York time); otherwise
  The next date values are calculated.

Market Timing

The Contracts are not designed for professional market timing organizations or other entities using programmed and/or frequent transfers involving large amounts. We may not unilaterally terminate or discontinue transfer privileges. However, we reserve the right to suspend such privileges for a reasonable time with reasonable notice to prevent market timing efforts or frequent transfers that could disadvantage other Contract Owners.

Fees and Charges

By investing in the Contracts, you may be subject to six basic types of fees and charges:

  Account Maintenance Fee
  Surrender Charge
  Premium Tax Charge
  Separate Account Charges
  Fund Annual Expense Charge
  Other Tax Charges

These fees and charges are explained below. For additional information about these fees and charges, see the Fee Table in this prospectus.

Account Maintenance Fee

An account maintenance fee of $30.00 will be deducted on the last day of the calendar quarter following receipt of the first purchase payment and annually on that date after that. We will sell Purchase Units from your Account to pay the account maintenance fee. The fee will be assessed equally among the Variable Account Options and the Fixed Account Option that make up your Account Value.

The account maintenance fee is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for your Contract. We do not expect that the amount of fees we receive will be greater than our expenses.

The amount of the account maintenance fee may be reduced or waived if the Contracts are issued to certain types of plans which are expected to result in lower costs to VALIC. To learn more about how we determine if account maintenance fees may be reduced or waived, see the "Reduction or Waiver of Account Maintenance Fee and Surrender Charge" section in this prospectus. If you have two or more accounts established under the same group contract, we may agree to deduct an account maintenance fee from only one account.

No account maintenance fee will be assessed during the Payout Period.

Surrender Charge

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

It is assumed that the most recent Purchase Payments are withdrawn first. No surrender charge will be applied unless an amount is actually withdrawn. We consider all Purchase Payments to be withdrawn before earnings are withdrawn.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the Statement of Additional Information.

Amount of Surrender Charge

A surrender charge is equal to five percent (5%) of the amount of all Purchase Payments received during the past
36 months.

10% Free Withdrawal

In any Participant Year, the first withdrawal of up to 10% of the Account Value will not be subject to a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit or to any subsequent withdrawals in that year. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again.

Exceptions to Surrender Charge

No surrender charge will be applied:

  To money applied to provide a Payout Option;
  To death benefits;
  If no Purchase Payments have been received during the 36 months prior to the date of surrender; or
  If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender (applicable to qualified contracts only).

The surrender charge may be reduced or waived if a Contract is issued to certain types of plans or similar arrangements which are expected to result in lower costs to VALIC. To learn more about how we determine if a surrender charge may be reduced or waived, see the "Reduction or Waiver of Account Maintenance Fee and Surrender Charge" section in this prospectus.

Premium Tax Charge

Taxes on Purchase Payments are imposed by some states, cities, and towns. The rate will range from zero to 3 1/2%.

If the law of a state, city, or town requires premium taxes to be paid when Purchase Payments are made, we will, of course, comply. Otherwise, such tax will be deducted from the Payout Value when annuity payments are to begin.

If we deduct an amount for premium taxes, but later find the tax was not due, we will:

  Adjust the amount deducted in error to reflect investment experience from the date of the deduction to the date we determined the tax was not due; and
  Apply the excess amount, as adjusted, to increase the number of Pay-in or Payout Units.

Separate Account Charges

There will be a mortality and expense risk fee applied to VALIC Separate Account A. This is a daily charge at an annualized rate of 1.00% on the average daily net asset value of VALIC Separate Account A. This charge is guaranteed and cannot be increased by the Company. The mortality and expense risk fee is to compensate the Company for assuming mortality and expense risks under the Contracts. The mortality risk that the Company assumes is the obligation to provide payments during the Payout Period for your life no matter how long that might be. In addition, the Company assumes the obligation to pay during the Purchase Period a death benefit which may be higher than your Account Value. For more information about the death benefit see the "Death Benefit" section of this prospectus. The expense risk is our obligation to cover the cost of issuing and administering the Contracts, no matter how large the cost may be.

The Company may make a profit on the mortality and expense risk fee. For more information about the mortality and expense risk fee, see the Fee Table in this prospectus.

Fund Annual Expense Charges

Investment management charges based on a percentage of each Fund's average daily net assets are payable by each Fund. Depending on the Variable Account Option selected, the charges will be paid by each Fund to its investment adviser. These charges indirectly cost you because they lower your return.

Other Tax Charges

We reserve the right to charge for certain taxes (other than premium taxes) that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Reduction or Waiver of Account Maintenance Fee and Surrender Charge

We may, as described below, determine that the account maintenance fee and surrender charges for the Contracts may be reduced or waived. We may reduce or waive these fees and charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for such programs and arrangements. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  The type of retirement program;
  Certain types of retirement programs, because of their stability, can result in lower administrative costs;
  The nature of your retirement program;
  Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders thus reducing administrative costs; and/or
  Other factors of which we are not presently aware which could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance fees:

  The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.
  The administrative tasks performed by your employer for your retirement program. The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive surrender charges:

  The size of your retirement program. A retirement program which involves a larger group of employees may allow us to reduce sales expenses.
  The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.
  The use of mass enrollment or related administrative tasks performed by your employer for your retirement program. We will only do this if permitted by this Contract and by VALIC guidelines in effect at the time. In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Payout Period

The Payout Period (Annuity Period) begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of Payout Options listed below. You may choose to have your Payout Option on either a fixed, a variable, or a combination payout basis. When you choose to have your Payout Option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

Fixed Payout

Under Fixed Payout, you will receive monthly payments from the Company. These payments are fixed and guaranteed by the Company. The amount of these payments will depend on:

  Type and duration of Payout Option chosen;
  Your age or your age and the age of your survivor(1);
  Your sex or your sex and the sex of your survivor(1) (IRAs and certain nonqualified contracts);
  The portion of your Account Value being applied; and
  The payout rate being applied and the frequency of the payments.

(1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

Variable Payout

With a Variable Payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit Value is calculated just like the Purchase Unit Value for each Variable Account Option except that the Payout Unit Value includes a factor for the Assumed Investment Rate you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.

In determining your first Payout Payment, an Assumed Investment Rate of 3 1/2% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your Assumed Investment Rate, your next payment will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your Assumed Investment Rate, your next payment will be less than your first payment.

Combination Fixed and Variable Payout

With a Combination Fixed and Variable Payout, you may choose:

  From up to two of your existing Variable Account Options (payments will vary); and
  The Fixed Account Option (payment is fixed and guaranteed).

Payout Date

The Payout Date is the date selected by you on which your payout (annuity) payments will start. The date selected must be the first of any month provided 30 days advance notice has been given to VALIC. Your account will be valued ten days prior to the end of the month preceding the Payout Date. A request to start payments must be sent to our Home Office on a form approved by VALIC. Generally, for qualified contracts, the Payout Date may begin when you attain age 59 1/2 or separate from service, but must begin no later than April 1 following the calendar year you reach age 70 1/2 or the calendar year in which you retire. For nonqualified contracts, the Payout Date may begin after the annuitant's 50th birthday but prior to the Annuitant's 75th birthday. For additional information on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans or simplified employee plans ("SEPs"), see "Federal Tax Matters" in this prospectus and in the Statement of Additional Information.

Payout Options

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

  Life Only - payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the beneficiary. For example, it would be possible under this option for the Annuitant to receive only one payout payment if he died prior to the date of the second payment, two if he died before the third payment.
  Life with Guaranteed Period - payments are made to you during your lifetime; but if you die before the guaranteed period has expired, your beneficiary will receive payments for the rest of your guaranteed period.
  Life with Cash or Unit Refund - payments are made to you during your lifetime. Upon your death, your beneficiary will receive a lump sum payment equal to the remaining Annuity Value.
  Joint and Survivor Life - payments are made to you during the joint lifetime of you and your beneficiary. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at death of the last survivor. For example, it would be possible under this option for the Joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the Joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.
  Payment for a Designated Period - payments are made to you for a select number of years between three and thirty. Upon your death, payments will continue to your beneficiary until the designated period is completed.

Each Payout Option, except Payment for a Designated Period, is available as a Fixed and Variable Payout.
Payment for a Designated Period is available as a Fixed Payout Option only. You may elect a different Payout Option if we agree.

Enhancements to Payout Options

You may be able to select enhancements to the Payout Options described above. These enhancements include partial annuitization, flexible payments of varying amounts and inflation protection payments. Additionally, certain options may be available with a one to twenty year guaranteed period. The Joint and Survivor Life Option may be available with a one to twenty year guaranteed period option. Not all of the enhancements are available under each option.

Payout Information

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during your life expectancy. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of an excise tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters" in this prospectus.

Your Payment Option should be selected at least 30 days before your Payout Date. If such selection is not made:

  Payments will be made under the Life with Guaranteed Period Option;
  The payments will be guaranteed for a 10 year period;
  The payments will be based on the allocation used for your Purchase Payments;
  Fixed Account Options will be used to distribute payments to you on a Fixed Payout basis; and
  Variable Account Options will be used to distribute payments to you on a Variable Payout basis.

Your first Payout Payment must total at least $25.

Under certain retirement plans, federal pension law may require that payments be made under the Joint and Survivor Life Payout Option.

Most Payout Payments are made monthly. If the amount of your payment is less than $25, we reserve the right to reduce the number of payments made each year so each of your payments are at least $25, subject to any limitations under the contract or the plan. Also, if your annual payment is less than $100, we reserve the right to make a lump sum payment of the remaining annuity value.

Surrender of Account Value

When Surrenders are Allowed

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  allowed under federal and state law; and
  allowed under your employer's plan.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus.

Surrender Process

If you are allowed to surrender all or a portion of your Account Value as noted above, then you must complete a surrender request form and mail it to our Home Office. We will mail the Surrender Value to you within 7 calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form. For example, a loan termination or loan payoff must be processed prior to surrendering an account. If you are not 100% vested, forfeited dollars must be removed prior to the Surrender transaction. Additionally, if your Plan Administrator must approve a request for Surrender, the request will not be considered in good order until the Plan Administrator approval is received. The above examples may not be all-inclusive, but are illustrations of processes that must be completed before a request is considered to be in good order.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the VALIC Company I prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment which has not cleared the banking system. We may delay payment of that portion of your Surrender Value until the check clears. The rest of the Surrender Value will be processed in accordance with the procedures above.

We may defer payment of the Surrender Value in the Fixed Account Options for up to six months. Interest will be paid on such amounts if payment of Fixed Account Option Surrender Value is deferred for 30 calendar days or more.

Amount that May be Surrendered

The amount that may be surrendered at any time can be determined as follows:

The Allowed Surrender Value

EQUALS

The Account Value next computed after your properly completed request for surrender is received in our
Home Office

MINUS

Any applicable Surrender Charge

There is no guarantee that the Surrender Value in the Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

Surrender Restrictions

Generally, Internal Revenue Code Section 403(b)(11) permits total or partial distributions from a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age 59 1/2, separation from service, death or disability.

Under the Texas State Optional Retirement Program, no surrender or partial surrender will be allowed except attainment of age 70 1/2, retirement, or other termination of employment or death.

Under the Florida State Optional Retirement Program, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except for termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  death benefits; and
  certain small amounts approved by the State of Florida.

Under the Louisiana Optional Retirement Plan retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the contract.

Partial Surrenders

You may request a partial surrender of your Account Value at any time, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options and Variable Account Options for the payment of Account Value.

The reduction in the number of Purchase Units credited to your Account Value will equal:

The amount surrendered

PLUS

Any Surrender Charge

DIVIDED BY

Your Purchase Units next computed after the written request for surrender is received at our Home Office.

Death Benefits

The Contracts will pay death benefits during either the Purchase Period or the Payout Period. How these death benefits will be paid are discussed below. The death benefit provisions in the Contracts may vary from state to state.

The Process

VALIC requires that complete and acceptable documentation and paperwork be received from the beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Additionally, the beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. You or your beneficiary may contact your VALIC financial professional at 1-800-448-2542 with any questions about required documentation and paperwork.

Beneficiary Information

The Beneficiary may receive death benefits:

  In a lump sum; or
  In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option.

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

Beneficiaries Other Than Spouses

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  In full within 5 years after the Annuitant's death; or
  By payments beginning within 1 year after the Annuitant's death under:
  A life annuity;
  A life annuity with payments certain; or
  An annuity for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the Annuity Date, the Beneficiary as named by you may receive the payout.

Payments certain or payments for a designated period cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contracts.

During the Purchase Period

Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC; or

100% of Purchase Payment (to the Fixed and/ or the Variable Account Option)

MINUS

The Amount of all Prior Withdrawals and any portion of Account Value applied under a Payout Option

During the Payout Period

If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. The amount of death benefits will also depend on the Payout Option that you selected. The Payout Options available in the Contracts are described in the "Payout Period" section of this prospectus.

  If the Life Only Option or Joint and Last Survivor Life Option were chosen, there will be no death benefit.
  If the Life With Guaranteed Period Option, Life with Cash or Unit Refund Option or Payment for a Designated Period Option were chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:
  Receive the present value of any remaining payments in a lump sum; or
  Receive the remaining payments under the same terms of the option chosen by the deceased Participant and be entitled to elect anytime thereafter to receive the present value of any remaining payments in a lump sum; or
  Receive the present value of any remaining payments applied under the Payment for a Designated Period Option for a period equal to or shorter than the period remaining. Spouse beneficiaries may be entitled to more favorable treatment under federal tax law.

Investment Performance of Separate Account Divisions

We will advertise information about the investment performance of VALIC Separate Account A Divisions. Our advertising of past investment performance results does not mean that future performance will be the same. The performance information will not predict what your actual investment experience will be in that Division or show past performance under an actual contract. We may also show how the Divisions rank on the basis of data compiled by independent ranking services.

Types of Investment Performance Information Advertised

We may advertise a Division's Total Return Performance information and Yield Performance information. See the Statement of Additional Information for more information about performance and how it is calculated.

Total Return Performance Information

Total Return Performance Information is based on the overall dollar or percentage change in value of an assumed investment in a Division over a given period of time.

There are seven ways Total Return Performance Information may be advertised:

  Standard Average Annual Total Return
  Nonstandard Average Annual Total Return
  Cumulative Total Return
  Annual Change in Purchase Unit Value
  Cumulative Change in Purchase Unit Value
  Total Return Based on Different Investment Amounts
  An Assumed Account Value of $10,000

Each of these is described below.

Standard Average Annual Total Return

Standard Average Annual Total Return shows the average percentage change in the value of an investment in the Division from the beginning to the end of a given historical period. The results shown are after all charges and fees have been applied against the Division. Premium taxes are not deducted. This information is calculated for the Division based on how an initial assumed payment of $1,000 performed at the end of 1, 5 and 10 year periods or since inception.

The return for periods of more than one year are annualized to obtain the average annual percentage increase (or decrease) during the period. Annualization assumes that the application of a single rate of return each year during the period will produce the ending value, taking into account the effect of compounding.

Nonstandard Average Annual Total Return

Nonstandard Average Annual Total Return is calculated in the same manner as the Standard Average Annual Total Return, except that Nonstandard Average Annual Total Return shows only the historic investment results of the Division, and account maintenance fees, surrender charges and premium taxes are not deducted.

Cumulative Total Return

Cumulative Total Return assumes the investment in the Contracts will stay in the Division beyond the time that a surrender charge would apply. It may be calculated for 1, 5 and 10 year periods. It is based on an assumed initial investment of $10,000. The Cumulative Return will be calculated without deduction of account maintenance fees, surrender charges or premium taxes.

Annual Change in Purchase Unit Value

Annual Change in Purchase Unit Value is a percentage change during a one year period. This is calculated as follows:

  The Purchase Unit Value at the start of the year is subtracted from the Purchase Unit Value at the end of the year;
  The difference is divided by the Purchase Unit Value at the start of the year.

Account maintenance fees, surrender charges and premium taxes are not deducted. The effect of these charges, if deducted, would reduce the Division's Annual Change in Purchase Unit Value.

Cumulative Change in Purchase Unit Value

Cumulative Change in Purchase Unit Value is a percentage change from the beginning to the end of a period usually greater than one year. Otherwise, it is calculated in the same way as the Annual Change in Purchase Unit Value.

Total Return Based on Different Investment Amounts

We may show total return information based on different investment amounts. For example, we may show $200 a month for 10 years, or $100 a month to age 65. Fees may or may not be included. Each performance illustration will explain the Contract charges and fees imposed on the Division.

An Assumed Account Value of $10,000

We may show annual values based on an initial investment of $10,000. This will not reflect any deduction for account maintenance fees, surrender charges and premium taxes.

Yield Performance Information

We may advertise Yield Performance at a given point in time. A Division's yield is one way of showing the rate of income the Division is earning as a percentage of the Division's Purchase Unit Value. We may advertise the standardized Current Yield and Effective Yield for the VALIC Company I Money Market I Division, along with standardized yield for the other Divisions.

The Current Yield refers to the income produced by an investment in the Money Market I Division over a given
7-day period. The Current Yield does not take into account surrender charges, account maintenance fees or premium taxes. The income produced over a 7 day period is then "annualized." This means we are assuming the amount of income produced during the 7-day period will continue to be produced each week for an entire year. The annualized amount is shown as a percentage of the investment. For the Money Market I Division the 7-day Current Yield for the last 7 days ended December 31, 2001 was 0.02%.

The Effective Yield is calculated in a manner similar to the Current Yield. But, when the yield is annualized the income earned is assumed to be reinvested. The compounding effect will cause the Effective Yield to be higher than the Current Yield. For the Money Market I Division the 7-day Effective Yield for the last 7 days ended December 31, 2001 was 0.02%.

For the other Divisions, the standardized yield is determined by taking the account maintenance fee from the average daily net investment income per Purchase Unit and dividing the remainder by the Purchase Unit Value on the last day of the period; and then annualizing the result.

Other Contract Features

Changes That May Not Be Made

The following terms in the Contracts may not be changed once your account has been established:

  The Contract Owner;
  The Participant; and
  The Annuitant

Change of Beneficiary

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain tax laws and regulations.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

Cancellation - The 10 day "Free Look"

The Contract Owner may cancel an individual contract by returning it to the Company within 10 days after delivery. (A longer period will be allowed if required under state law.) A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or the amount required under state law, if larger.

We Reserve Certain Rights

We reserve the right to:

  Amend the Contract for Fund Changes;
  Amend the Contract to comply with tax or other laws;
  Operate VALIC Separate Account A as a management investment company under the Act, in consideration of an investment management fee or in any other form permitted by law;
  Deregister VALIC Separate Account A under the Act, if registration is no longer required;

Fund Changes

We may amend your Contract to match changes to the funds offered under your Contract. For example, we may establish new funds, delete funds, or stop accepting allocations and/or investments in a particular fund. We may move assets and re-direct future premium allocations from one fund to another if we receive shareholder approval through a proxy vote or SEC approval for a fund substitution. This would occur if a fund is no longer an appropriate investment for the Contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new fund offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your fund choices.

Relationship to Employer's Plan

If the Contract is being offered as a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

Voting Rights

As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds on your behalf shares of the Mutual Funds which comprise the Variable Account Options. From time to time the Mutual Funds may be required to hold a shareholder meeting to obtain approval from its shareholders for certain matters. As a Participant, you may be entitled to give voting instructions to us as to how VALIC Separate Account A should vote its Mutual Fund shares on these matters. Those persons entitled to give voting instructions will be determined before the shareholder meeting is held.

Who May Give Voting Instructions

In most cases during the Purchase Period, you will have the right to give voting instructions for the shareholder meetings. This will be true in most cases even if your employer is the Contract Owner. Contract Owners will instruct VALIC Separate Account A in accordance with your instructions. You will receive proxy material and a form on which voting instructions may be given before the shareholder meeting is held.

You will not have the right to give voting instructions if your Contract was issued in connection with a nonqualified and unfunded deferred compensation plan.

Determination of Fund Shares Attributable to Your Account

During Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During Payout Period or After A Death Benefit Has Been Paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting. At such time, the Annuitant, or the Beneficiary after the Annuitant's death, will be entitled to give voting instructions for shareholder meetings.

How Fund Shares are Voted

The Mutual Funds which comprise the Variable Account Options in the Contracts may have a number of shareholders including VALIC Separate Account A and VALIC's other affiliated insurance company separate accounts.

VALIC Separate Account A will vote, Fund by Fund, all of the shares of the Mutual Funds it holds based on, and in the same proportion as, the instructions given by all Participant Accounts invested in Mutual Funds entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Mutual Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

Federal Tax Matters

The Contracts provide tax-deferred accumulation over time, but are subject to federal income and excise taxes, mentioned briefly below. You should refer to the Statement of Additional Information for further details. Section references are to the Internal Revenue Code ("Code"). We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax advisor regarding how the current rules apply to your specific situation.

Type of Plans

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, as a Section 408(b) Individual Retirement Annuity ("IRA"), or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements ("Qualified Contracts"):

  Section 403(b) annuities for employees of public schools and Section 501(c)(3) tax-exempt organizations;
  Section 401(a), 403(a) and 401(k) qualified plans of for-profit employers and other employers (including self-employed individuals);
  Section 408(b) IRAs;
  Section 457 deferred compensation plans of governmental and tax-exempt employers;
  Section 408(k) SEPs and SARSEPs;
  Section 408(p) SIMPLE retirement accounts.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract.

In addition, the Contracts are also available through "Non-Qualified Contracts." Such Non-Qualified Contracts generally include unfunded, nonqualified deferred compensation plans of corporate employers, as well as individual annuity contracts issued to individuals outside of the context of any formal employer or employee retirement plan or arrangement.

Tax Consequences in General

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the Statement of Additional Information, the documents (if any) controlling the retirement arrangement through which the contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers, or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. After-tax employee contributions constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the Statement of Additional Information for special rules, including those applicable to taxable, non-natural owners of Non- Qualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution which is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations.

Amounts subject to income tax may also incur excise or penalty taxes, under the circumstances described in the Statement of Additional Information. Generally, they would also be subject to some form of federal income tax withholding unless rolled into another tax-deferred vehicle. Required withholding will vary according to type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

Investment earnings on contributions to Non-Qualified Contracts which are not owned by (or, generally, for the benefit of) natural persons will be taxed currently to the owner and such contracts will not be treated as annuities for federal income tax purposes.

Effect of Tax-Deferred Accumulations

The chart below compares the results from Premium Payments made to:

  A Contract issued to a tax-favored retirement program purchased with pre-tax premium payments;
  A non-qualified Contract purchased with after-tax Premium Payments and;
  Conventional savings vehicles such as savings accounts.

[chart appears here]

This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax deferred plan, (2) contributing $100 to a nonqualified, tax-deferred annuity, and (3) contributing $100 per month ($138.89 since contributions are made before tax) to a qualified tax-deferred plan. The chart assumes a 28% tax rate and an 8% fixed rate of return. Variable options incur mortality and expense risk fee charges and may also incur account maintenance fees and surrender charges. The chart does not reflect the deduction of any such fees. An additional 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return.

Unlike savings accounts, Premium Payments made to tax-favored retirement programs and Non-Qualified Contracts generally provide tax deferred treatment on earnings. In addition, Premium Payments made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program increases the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

To further illustrate the advantages of tax deferred savings using a 28% Federal tax bracket, an annual fixed yield (before the deduction of any fees or charges) of 8% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual fixed yield of 5.76% under a conventional savings program. The 8% yield on the tax-deferred program will be reduced by the impact of income taxes upon withdrawal. The yield will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees and charges) after-tax amounts that would be received.

By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a conventional savings account:
Paycheck Comparison	Tax-Favored Retirement Program	Conventional Savings Account
Annual amount available for savings before federal taxes	$2,500	$2,500
Current federal income tax due on Purchase Payments	0	(700)
Net retirement plan Purchase Payments	$2,500	$1,800

This chart assumes a 28% federal income tax rate. The $700 which is paid toward current federal income taxes reduces the actual amount saved in the conventional savings account to $1,800 while the full $2,500 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,500, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a conventional savings account requires the full $2,500 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under Section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income.

Contents of Statement of Additional Information

General Information 3

Marketing Information 3

Types of Variable Annuity Contracts 3

Federal Tax Matters 3

General 3

Taxes Payable by Participants and Annuitants 4

Section 403(b) Annuities 4

Section 401 Qualified Pension, Profit-Sharing or Annuity Plans 5

Section 408(b) Individual Retirement Annuities (other than Roth IRAs) 6

Simplified Employee Pension Plans 7

Section 457 Eligible Deferred Compensation Plans of Public Employers 6

Private Employer Unfunded Deferred Compensation Plans 6

Fund Diversification 7

Exchange Privilege 9

Exchanges from Independence Plus Contracts 9

Exchanges from V-Plan Contracts 10

Exchanges from SA-1 and SA-2 Contracts 11

Exchanges from Compounder Contracts 14

Information which may be Applicable to any Exchange 14

Calculation of Surrender Charge 15

Illustration of Surrender Charge on Total Surrender 15

Illustration of Surrender Charge on a 10% Partial Surrender Followed by a Full Surrender 16

Purchase Unit Value 7

Illustration of Calculation of Purchase Units Value 7

Illustration of Purchase of Purchase Units 7

Performance Calculations 8

Money Market Division Yields 17

Calculation of Current Yield for Money Market Division Two 17

Illustration of Calculation of Current Yield for Money Market Division Two 17

Calculation of Effective Yield for Money Market Division Two 17

Illustration of Calculation of Effective Yield for Money Market Division Two 18

Standardized Yield for Capital Conservation Division 1 18

Calculation of Standardized Yield for Capital Conservation Division 1 18

Illustration of Calculation of Standardized Yield for Capital Conservation Division 1 18

Calculation of Average Annual Total Return 8

Performance Information 9

Payout Payments 10

Assumed Investment Rate 10

Amount of Payout Payments 10

Payout Unit Value 11

Illustration of Calculation of Payout Unit Value 11

Illustration of Payout Payments 12

Distribution of Variable Annuity Contracts 12

Experts 12

Comments on Financial Statements 13

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019

1-800-448-2542

FOR ASSET TRANSFERS BY TELEPHONE CALL: 1-800-621-7792

TDD 1-800-358-2542

VALIC BY PHONE 1-800-428-2542

TDD VALIC BY PHONE 1-800-248-2542

PRINTED MATTER

PRINTED IN U.S.A.

VL 2620

REV 5/02

Independence Plus

Separate Account A

Fixed and Variable Annuity

Prospectus

May 1, 2002

The Variable Annuity Life Insurance Company

Units of Interest under Group and Individual

Fixed and Variable Annuity Contracts

Independence Plus

Separate Account A

Prospectus May 1, 2002

Independence Plus consists of flexible and single Purchase Payment group and individual fixed and variable annuity contracts (the "Contracts") that are offered by The Variable Annuity Life Insurance Company ("VALIC") to Participants in certain employer sponsored retirement plans. Independence Plus may be available to you when you participate in a retirement program that qualifies for deferral of federal income taxes. Non-qualified contracts are also available for certain other employer sponsored plans as well as for certain after-tax arrangements that are not part of an employer's plan.

Independence Plus permits you to invest in and receive retirement benefits in up to 7 out of a total of 12 Fixed and Variable Account Options (2 fixed and 10 variable) described in this prospectus. Each Variable Account Option invests in a separate portfolio of VALIC Company I, formerly, North American Funds Variable Product Series I.

This prospectus provides you with information you should know before investing in Independence Plus. Please read and retain this prospectus for future reference.

A Statement of Additional Information, dated May 1, 2002, contains additional information about Independence Plus and is part of this prospectus. For a free copy call 1-800-428-2542 (option 3). The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

INVESTMENT IN INDEPENDENCE PLUS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Page

Glossary of Terms 1

Fee Table 2

Summary 3

Selected Purchase Unit Data 5

General Information 6

About Independence Plus 8

About VALIC 8

About VALIC Separate Account A 8

Units of Interests 9

Distribution of the Contracts 9

Fixed Account Options 9

Variable Account Options 9

Purchase Period 10

Account Establishment 11

When Your Account Will be Credited 11

Purchase Units 12

Calculation of Purchase Unit Value 12

Stopping Purchase Payments 13

Transfers Between Investment Options 13

During the Purchase Period 14

During the Payout Period 14

Communicating Transfer or Reallocation Instructions 14

Effective Date of Transfer 15

Market Timing 15

Fees and Charges 15

Account Maintenance Fee 16

Surrender Charge 16

Amount of Surrender Charge 16

10% Free Withdrawal 17

Exceptions to Surrender Charge 17

Premium Tax Charge 17

Separate Account Charges 17

Fund Annual Expense Charges 18

Other Tax Charges 18

Reduction or Waiver of Account Maintenance Fee and Surrender Charge 18

Payout Period 18

Fixed Payout 18

Variable Payout 19

Combination Fixed and Variable Payout 19

Payout Date 19

Payout Options 19

Enhancements to Payout Options 20

Payout Information 20

Surrender of Account Value 20

When Surrenders Are Allowed 20

Surrender Process 21

Amount That May Be Surrendered 21

Surrender Restrictions 21

Partial Surrenders 22

Exchange Privilege 22

Restrictions on Exchange Privilege 22

Agents' and Managers' Retirement Plan Exchange Offer 22

Death Benefits 23

The Process 23

Beneficiary Information 23

During the Purchase Period 23

During the Payout Period 23

Investment Performance of Separate Account Divisions 24

Types of Investment Performance Information Advertised 24

Total Return Performance Information 24

Yield Performance Information 25

Other Contract Features 26

Changes That May Not Be Made 26

Change of Beneficiary 26

Cancellation -- The 10 Day "Free Look" 26

We Reserve Certain Rights 26

Fund Changes 26

Relationship to Employer's Plan 27

Voting Rights 27

Who May Give Voting Instructions 27

Determination of Fund Shares Attributable to Your Account 27

During Purchase Period 27

During Payout Period or after a Death Benefit Has Been Paid 27

How Fund Shares Are Voted 27

Federal Tax Matters 28

Type of Plans 28

Tax Consequences in General 28

Effect of Tax-Deferred Accumulations 29

Glossary of Terms

Unless otherwise specified in this prospectus, the words "we," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the participant, contract owner, annuitant or beneficiary.

Other specific terms we use in this prospectus are:

Account Value - the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

Annuitant - the individual (in most cases, you) to whom Payout Payments will be paid.

Assumed Investment Rate - The rate used to determine your first monthly payout payment per thousand dollars of account value in your variable account option.

Beneficiary - the individual designated to receive Payout Payments upon the death of the Annuitant.

Contract Owner - the individual (in most cases, your employer) to whom the annuity contract ("Contract") is issued.

Fixed Account Option - an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

Home Office - located at 2929 Allen Parkway, Houston, Texas 77019.

Mutual Fund or Fund - the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

Participant - the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

Payout Period - the time when you begin to withdraw your money in a steady stream of payments.

Payout Unit - A measuring unit used to calculate payout payments from your variable account option. Payout unit values will vary with the investment experience of the VALIC Separate Account A Division.

Proof of Death - a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

Purchase Payments - an amount of money you or your employer pay to VALIC to receive the benefits of an annuity Contract offered by the Contracts.

Purchase Period - the time between your first Purchase Payment and your Payout Period (or surrender).

VALIC Separate Account A - a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

Variable Account Option - investment options that correspond to Separate Account Divisions offered by the Contracts.

Fee Table

This Fee Table shows all charges and expenses which may be deducted from the assets of VALIC Separate Account A and from the Funds in which VALIC Separate Account A invests. Any and all limitations on total charges and expenses are reflected in this Fee Table. The purpose of this Fee Table is to help Contract Owners and Participants understand the various expenses of VALIC Separate Account A and the Funds which are, in effect, passed on to the Contract Owners and Participants.

Contract Owner/Participant Expenses (1)

Maximum Sales and Administrative Charge (as a percentage of the lesser of all Purchase Payments received during the last 60 months or the amount withdrawn) (2) 5.00%

Account Maintenance Fee ($5.00 per quarter during the first Participant Year, annualized) (2) $ 20

Separate Account Expenses (as a percentage of Separate Account net assets)

Mortality and Expense Risk 1.00%

Fund Annual Expenses (as a percentage of average net assets)

Management Other Total

Fees Expenses (3) Fund Expenses

Asset Allocation Fund 0.50% 0.12% 0.62%

Capital Conservation Fund 0.50% 0.12% 0.62%

Government Securities Fund 0.50% 0.12% 0.62%

International Equities Fund 0.35% 0.11% 0.46%

International Government Bond Fund 0.50% 0.12% 0.62%

Mid Cap Index Fund 0.30% 0.12% 0.42%

Money Market I Fund 0.50% 0.10% 0.60%

Small Cap Index Fund 0.35% 0.12% 0.47%

Social Awareness Fund 0.50% 0.12% 0.62%

Stock Index Fund 0.26% 0.12% 0.38%

(1) Premium taxes are not shown here, but may be charged by some states. See "Premium Tax Charge" in this prospectus.

(2) Reductions in the surrender charge and the account maintenance fee are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance Fee and Surrender Charge" and "Exceptions to Surrender Charge" in this prospectus. Account maintenance fee reduces to $15 after first Participant Year. No surrender charge will be applied if your account has been in effect for 15 years or longer, or your account has been in effect for 5 years or longer and you have attained age 59 1/2. There will be no surrender charge on purchase payments received more than 60 months prior to surrender. Also, in any Participant Year, withdrawals of up to 10% of Account Value may be withdrawn without a surrender charge.

(3) Other Expenses includes custody, accounting, reports to shareholders, audit, legal, administrative and other miscellaneous expenses.

EXAMPLE #1- If you do not surrender Independence Plus at the end of the period shown or you receive Payout Payments under a Payout Option, you would pay the following expenses on a $1,000 investment under a typical Independence Plus contract without a surrender charge imposed, invested in a single Separate Account Division as listed below, assuming a 5% annual return on assets:
Fund	1 Year	3 Years	5 Years	10 Years
Asset Allocation Fund	$17	$52	$90	$197
Capital Conservation Fund	$17	$52	$90	$197
Government Securities Fund	$17	$52	$90	$197
International Equities Fund	$15	$48	$82	$180
International Government Bond Fund	$17	$52	$90	$197
Mid Cap Index Fund	$15	$46	$80	$175
Money Market I Fund	$17	$52	$89	$195
Small Cap Index Fund	$15	$48	$83	$181
Social Awareness Fund	$17	$52	$90	$197
Stock Index Fund	$14	$45	$78	$171

EXAMPLE #2- If you surrender Independence Plus at the end of the period shown, you would pay the following expenses on a $1,000 investment under a typical Independence Plus contract without a surrender charge imposed, invested in a single Separate Account Division as listed below, assuming a 5% annual return on assets:
Fund	1 Year	3 Years	5 Years	10 Years
Asset Allocation Fund	$63	$102	$140	$197
Capital Conservation Fund	$63	$102	$140	$197
Government Securities Fund	$63	$102	$140	$197
International Equities Fund	$62	$97	$132	$180
International Government Bond Fund	$63	$102	$140	$197
Mid Cap Index Fund	$61	$96	$130	$175
Money Market I Fund	$63	$102	$139	$195
Small Cap Index Fund	$62	$98	$133	$181
Social Awareness Fund	$63	$102	$140	$197
Stock Index Fund	$61	$95	$128	$171

Note: These examples should not be considered representations of past or future expenses for VALIC Separate Account A or for any Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

Summary

Independence Plus is VALIC's combination fixed and variable annuity that offers you a wide choice of investment options and flexibility. A summary of Independence Plus's major features is presented below. For a more detailed discussion of Independence Plus, please read the entire prospectus carefully.

FIXED AND VARIABLE OPTIONS

Independence Plus offers a choice from among 10 Variable Account Options. Each of the Variable Account Options shown below is a series of VALIC Company I. You will not be able to invest in all of the Variable Account Options described below within a single group or individual annuity contract. If your contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. Independence Plus also offers two Fixed Account Options.

Fixed Account Options

Fixed Account Plus - invests in the general account assets of the Company. This account provides fixed-return investment growth for the long-term. It is credited with interest at rates set by VALIC. The account is guaranteed to earn at least a minimum rate of interest. There are limitations on transfers out of this option.

Short-Term Fixed Account - invests in the general account assets of the Company. This account provides fixed-return investment growth for the short-term. It is credited with interest at rates set by VALIC which may be lower than the rates credited to Fixed Account Plus, above. The account is guaranteed to earn at least a minimum rate of interest.

Variable Account Options

Asset Allocation Fund - seeks maximum aggregate rate of return over the long-term through controlled investment risk by adjusting its investment mix among stocks, long-term debt securities and short-term money market securities. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp.

Capital Conservation Fund - seeks the highest possible total return consistent with preservation of capital through current income and capital gains on investments in intermediate and long-term debt instruments and other income producing securities. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp.

Government Securities Fund - seeks high current income and protection of capital through investments in intermediate and long-term U.S. Government debt securities. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp.

International Equities Fund - seeks long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers that, as a group, are expected to provide investment results closely corresponding to the performance of the Morgan Stanley Capital International, Europe, Australasia and the Far East Index ("MSCI EAFE") Index. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp.

International Government Bond Fund - seeks high current income through investments primarily in investment grade debt securities issued or guaranteed by foreign governments. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp.

Mid Cap Index Fund - seeks growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400® Index. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp.

Money Market I Fund - seeks liquidity, protection of capital and current income thorough investments in short-term money market instruments. Adviser: VALIC. Sub-adviser: SunAmerica Asset Management Corp.

Small Cap Index Fund - seeks growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the Russell 2000® Index. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp.

Social Awareness Fund - seeks growth of capital through investment, primarily in common stocks, in companies which meet the social criteria established for the Fund. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp.

Stock Index Fund - seeks long-term capital growth through investments in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500® Index. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp.

More details about the investment objective and strategy of the Mutual Funds shown above can be found in the section of the prospectus entitled "Variable Account Options," and also in the current VALIC Company I prospectus, available at www.aigvalic.com (or call 1-800-428-2542, option 3).

GUARANTEED DEATH BENEFIT

Independence Plus offers a death benefit equal to the greater of Account Value or Purchase Payments reduced by withdrawals upon death of the Annuitant during the Purchase Period.

TRANSFERS

There is no charge to transfer the money in your account among Independence Plus's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. In Fixed Account Plus, up to 20% of your Account Value may be transferred during each contract year to other investment options.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once every 365 days.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-621-7792. For more information on account transfers, see the "Transfers Between Investment Options" section in the prospectus.

FEES AND CHARGES

More information about fees may be found in the prospectus under the headings "Fees and Charges" and
"Fee Table."

Account Maintenance Fee

During the first year a quarterly account maintenance fee of $5.00 is charged to your account. After the first Participant Year, the quarterly account maintenance fee is $3.75. Reductions in the account maintenance fee may be available if certain conditions are met.

Surrender Charge

Under some circumstances a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you made to your account during the last 60 months.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which generally include a tax penalty on withdrawals made prior to age 59 1/2.

Premium Tax Charge

Premium taxes ranging from zero to 3 1/2% are currently imposed by certain states and municipalities on Purchase Payments made under the contract. For a detailed discussion on timing and deduction of premium taxes see the section of this prospectus entitled "Fees and Charges -- Premium Tax Charge."

Separate Account Charges

If you choose a Variable Account Option you will incur a mortality and expense risk fee computed at an aggregate annualized rate of 1.00% on the average daily net asset value of VALIC Separate Account A.

Fund Annual Expense Charge

A daily charge based on a percentage of each Fund's average daily net asset value is payable by each Fund to its investment adviser. In addition to the management fees, each Fund incurs other operating expenses which may vary.

Since some of these fees may not apply to your Contract, consult your VALIC financial advisor to see how these provisions apply to you.

Payout Options

When you withdraw your money, you can select from several payout options: an annuity (which guarantees payment for as long as you live), periodic withdrawals and systematic withdrawals. More information on payout options can be found in the "Payout Period" section of this prospectus.

Federal Tax Information

For a more detailed discussion of these income tax provisions, see the "Federal Tax Matters" section of the prospectus and the Statement of Additional Information.

Although deferred annuity contracts such as Independence Plus can be purchased with after-tax dollars, they are primarily used in connection with retirement programs which receive favorable tax treatment under federal law.

PURCHASE REQUIREMENTS

If the contract is a flexible Purchase Payment contract, Purchase Payments may be made at any time but each Purchase Payment must be at least $30 per Participant Account. The amount of each Purchase Payment allocated to each Variable Account Option and Fixed Account Option must also be at least $30. If the contract is a single Purchase Payment contract, the minimum Purchase Payment is $1,000 per Participant Account. These minimums may be waived where one purchaser, such as an employer, purchases a number of contracts.

Selected Purchase Unit Data
	Asset Allocation Division 5	Capital Conservation Division 7	Government Securities Division 8	International Equities Division 11	International Government Bond Division 13
December 31, 2001
Purchase Units In Force	48,720,402	26,621,580	44,509,286	76,641,544	62,446,759
Purchase Unit Value	$3.82	$2.37	$2.40	$1.18	$1.49
December 31, 2000
Purchase Units In Force	52,959,577	20,656,355	39,203,845	83,339,570	71,084,248
Purchase Unit Value	$ 4.03	$ 2.22	$ 2.27	$ 1.52	$ 1.53
December 31, 1999
Purchase Units In Force	61,240,667	24,749,727	45,292,728	94,415,343	90,136,603
Purchase Unit Value	$ 4.17	$ 2.06	$ 2.03	$ 1.86	$ 1.61
December 31, 1998
Purchase Units In Force	60,237,818	28,751,662	53,729,671	101,811,751	97,473,851
Purchase Unit Value	$ 3.77	$ 2.09	$ 2.11	$ 1.46	$ 1.73
December 31, 1997
Purchase Units In Force	57,307,351	28,242,598	45,034,894	122,716,744	111,480,591
Purchase Unit Value	$ 3.22	$ 1.96	$ 1.96	$ 1.24	$ 1.49
December 31, 1996
Purchase Units In Force	65,292,617	30,286,494	47,130,169	156,226,314	112,601,593
Purchase Unit Value	$ 2.65	$ 1.83	$ 1.82	$ 1.22	$ 1.58
December 31, 1995
Purchase Units In Force	75,851,431	29,573,808	39,847,053	172,564,018	73,369,250
Purchase Unit Value	$ 2.41	$ 1.81	$ 1.80	$ 1.16	$ 1.53
December 31, 1994
Purchase Units In Force	89,377,860	26,859,219	26,667,073	187,749,916	25,691,713
Purchase Unit Value	$ 1.95	$ 1.52	$ 1.55	$ 1.06	$ 1.30
December 31, 1993
Purchase Units In Force	93,899,802	24,628,606	26,563,166	117,215,227	18,155,381
Purchase Unit Value	$ 2.00	$ 1.63	$ 1.64	$ 0.99	$ 1.26
December 31, 1992
Purchase Units In Force	80,637,090	14,922,749	16,609,044	52,524,165	6,245,713
Purchase Unit Value	$ 1.85	$ 1.47	$ 1.37	$ 0.77	$ 1.11

Selected Purchase Unit Data, continued
	Mid Cap Index Division 4	Money Market I Division 6	Small Cap Index Division 14	Social Awareness Division 12	Stock Index Division 10 (1)
December 31, 2001
Purchase Units In Force	149,549,757	93,009,856	123,856,021	123,856,021	772,475,516
Purchase Unit Value	$6.48	$2.44	$3.44	$3.44	$4.44
December 31, 2000
Purchase Units In Force	146,197,467	240,116,959	90,786,183	130333155	783,994,005
Purchase Unit Value	$ 6.61	$ 1.90	$ 2.41	$ 3.92	$ 5.11
December 31, 1999
Purchase Units In Force	151,288,816	233,940,123	94,031,183	136,226,993	766,975,696
Purchase Unit Value	$ 5.72	$ 1.81	$ 2.52	$ 4.42	$ 5.70
December 31, 1998
Purchase Units In Force	169,039,887	147,547,688	107,321,015	114,382,494	691,680,049
Purchase Unit Value	$ 5.03	$ 1.74	$ 2.10	$ 3.76	$ 4.77
December 31, 1997
Purchase Units In Force	171,065,657	84,182,521	106,279,077	81,577,104	615,053,124
Purchase Unit Value	$ 4.27	$ 1.67	$ 2.16	$ 2.99	$ 3.75
December 31, 1996
Purchase Units In Force	172,816,978	75,124,095	103,320,842	46,574,016	536,806,965
Purchase Unit Value	$ 3.27	$ 1.61	$ 1.79	$ 2.25	$ 2.85
December 31, 1995
Purchase Units In Force	172,613,690	51,907,757	98,335,995	32,750,120	455,255,243
Purchase Unit Value	$ 2.78	$ 1.55	$ 1.55	$ 1.84	$ 2.34
December 31, 1994
Purchase Units In Force	171,442,018	75,765,781	100,383,839	29,015,764	416,234,288
Purchase Unit Value	$ 2.15	$ 1.48	$ 1.22	$ 1.33	$ 1.72
December 31, 1993
Purchase Units In Force	134,621,879	24,799,810	56,159,647	26,230,566	369,550,060
Purchase Unit Value	$ 2.26	$ 1.44	$ 1.28	$ 1.37	$ 1.73
December 31, 1992
Purchase Units In Force	81,007,871	23,414,474	9,723,477	16,956,437	283,808,045
Purchase Unit Value	$ 2.02	$ 1.42	$ 1.11	$ 1.28	$ 1.59

(1) On May 1, 1992, the AGSPC Quality Growth Fund merged into the Stock Index Fund. Effective with this merger, the Quality Growth Divisions 9A and 9B were exchanged for units of Stock Index Divisions 10A and 10B, respectively. Division 10A is the Variable Account Option for the GUP Contracts and Division 10B is the Variable Account Option for the GTS-VA Contracts. The earnings (or losses) of Divisions 10A and 10B are credited to (or charged against) the assets of Divisions 10A and 10B.

Financial statements of VALIC Separate Account A are included in the Statement of Additional Information, which is available upon request. Purchase Units shown are for a Purchase Unit outstanding throughout the year under a representative contract of the type invested in each column shown. The unit value of each Division of VALIC Separate Account A will not be the same on any given day as the net asset value per share of the underlying Fund in which that Division invests. This is because each unit value consists of the underlying share's net asset value minus the charges to VALIC Separate Account A. In addition, dividends declared by the underlying Fund are reinvested by the Division in additional shares. These distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in VALIC Separate Account A does not change as a result of such distributions.

General Information

About Independence Plus

Independence Plus was developed to help you save money for your retirement. It offers you a combination of fixed and variable investment options that you can invest in to help you reach your retirement savings goals. Your contributions to Independence Plus can come from different sources, like payroll deductions or money transfers. Your retirement savings process with Independence Plus will involve two stages: the Purchase Period; and the Payout Period. The first is when you make contributions into Independence Plus called "Purchase Payments." The second, is when you receive your retirement payouts. For more information, see "Purchase Period" and "Payout Period" in this prospectus.

You may choose, depending upon your retirement savings goals, your personal risk tolerances, and your retirement plan, to invest in the Fixed Account Options and/or the Variable Account Options described in this prospectus. When you decide to retire, or otherwise withdraw your money, you can select from a wide array of payout options including both fixed and variable payments. In addition, this prospectus will describe for you all fees and charges that may apply to your participation in Independence Plus.

About VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America, located in Washington, D.C. We re-organized in the State of Texas on August 20, 1968, as The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Independence Plus. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

VALIC is a wholly-owned subsidiary of American International Group, Inc. ("AIG") and is a member of the American General Corporation ("AGC") group of companies. Members of the AGC group of companies operate in each of the 50 states, the District of Columbia, and Canada and collectively provide financial services with activities heavily weighted toward insurance.

VALIC is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. VALIC's membership in IMSA applies to VALIC only and not its products or affiliates.

About VALIC Separate Account A

When you direct money to an Independence Plus Variable Account Option, you will be sending that money through VALIC's Separate Account A. You do not invest directly in the Variable Account Options. VALIC's Separate Account A invests in the Variable Account Option on behalf of your account. VALIC Separate Account A is made up of what we call "Divisions." Ten Divisions are available and represent the Variable Account Options in Independence Plus. Each of these Divisions invests in a different Mutual Fund made available through Independence Plus. For example, Division Ten represents and invests in the (VALIC Company I) Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under the Securities Act of 1933.

VALIC Separate Account A is administered and accounted for as part of VALIC's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Independence Plus Contract, VALIC Separate Account A may not be charged with the liabilities of any other VALIC operation. As stated in the Independence Plus Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Independence Plus be held exclusively for the benefit of the contract owner, participants, annuitants, and beneficiaries of the Independence Plus Contracts. The commitments under the Contracts are VALIC's, and AGC and AIG have no legal obligation to back these commitments. When we discuss performance information in this prospectus, we mean the performance of a VALIC Separate Account A Division.

Units of Interest

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

Distribution of the Contracts

American General Distributors, Inc. ("the Distributor"), an affiliate of VALIC, acts as VALIC's Separate Account A distributor. The Distributor is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC will pay the licensed agents who sell the Contracts a commission. Currently, the commission paid by VALIC will range up to 6.0% of each Purchase Payment. In addition, VALIC will pay managers who supervise the agents overriding commissions ranging up to 1% of each Purchase Payment. These various commissions are paid by VALIC and do not result in any charge to Contract Owners or to the Separate Account.

Fixed Account Options

Independence Plus offers two Fixed Account Options, Fixed Account Plus and the Short-Term Fixed Account. Fixed Account Plus provides fixed-return investment growth for the long-term, while the Short-Term Fixed Account provides fixed-return investment growth for the short-term. These accounts are guaranteed to earn at least a minimum rate of interest, as disclosed in your Contract, and interest is paid at a declared rate. Certain limitations may also apply. See "Transfers Between Investment Options" in this prospectus.

Money allocated to a Fixed Account Option goes into VALIC's general account. The general account consists of all of VALIC's assets, other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any VALIC contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws. Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by VALIC's general assets. Thus, we bear the entire investment risk for the Fixed Account Options.

Variable Account Options

Independence Plus enables you to participate in Divisions that represent ten Variable Account Options. Your retirement program may limit the number of Variable Account Options in which you may invest. Certain additional limitations may also apply. See "About VALIC Separate Account A" in this prospectus.

Each individual Division represents and invests, through VALIC's Separate Account A, in a specific portfolio of VALIC Company I. VALIC Company I serves as the investment vehicle for Independence Plus.

VALIC Company I is registered as a diversified open-end, management investment company and is regulated under the Act. A brief description of the investment objective and strategy of each Variable Account Option is shown below. For more detailed information about each Mutual Fund option, including investment strategy and risks, you should refer to the VALIC Company I prospectus. Copies are available online at www.aigvalic.com or you may call
1-800-428-2542 (option 3). Please read the prospectus carefully before investing.

Description of Funds Available as Variable Account Options

Asset Allocation Fund (Division 5) - seeks maximum aggregate rate of return over the long-term through controlled investment risk by adjusting its investment mix among stocks, long-term debt securities and short-term money market securities.

Capital Conservation Fund (Division 7) - seeks the highest possible total return consistent with preservation of capital through current income and capital gains on investments in intermediate and long-term debt instruments and other income producing securities.

Government Securities Fund (Division 8) - seeks high current income and protection of capital through investments in intermediate and long-term U.S. Government debt securities.

International Equities Fund (Division 11) - seeks long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers that, as a group, are expected to provide investment results closely corresponding to the performance of the Morgan Stanley Capital International, Europe, Australasia and the Far East Index ("MSCI EAFE") Index.

International Government Bond Fund (Division 13) - seeks high current income through investments primarily in investment grade debt securities issued or guaranteed by foreign governments.

Mid Cap Index Fund (Division 4) - seeks growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400® Index.*

Money Market I Fund (Division 6) - seeks liquidity, protection of capital and current income thorough investments in short-term money market instruments.

Small Cap Index Fund (Division 14) - seeks growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the Russell 2000® Index.**

Social Awareness Fund (Division 12) - seeks growth of capital through investment, primarily in common stocks, in companies which meet the social criteria established for the Fund.

Stock Index Fund (Division 10) - seeks long-term capital growth through investments in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500® Index.*

* "Standard & Poor's®", "S&P", "S&P 500®" and "S&P MidCap 400®" are trademarks of Standard & Poor's ("S&P"). The Mid Cap Index Fund and the Stock Index Fund are not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in either Fund.

** The Russell® Index is a trademark/servicemark of the Frank Russell Trust Company. Russell™ is a trademark of the Frank Russell Company.

Purchase Period

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. The Purchase Period can also end when an Independence Plus account is surrendered before the Payout Period. The amount, number, and frequency of your Purchase Payments is determined by the retirement plan for which your contract was purchased.

Account Establishment

You may establish an account only through a VALIC financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. Your employer is usually responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us as to the amount being applied to your account (see below).

Minimum initial and subsequent Purchase Payments are as follows:
Contract Type	Initial Payment	Subsequent Payment
Periodic Payment	$30	$30
Single Payment	$1,000 (This minimum applies to each account.)	No minimum

Purchase Payment minimums apply to each Periodic Payment made. In addition, for Periodic Payments, the amount allocated to each Variable Account Option and Fixed Account Option must be at least $30.

Purchase Payments are received in VALIC's Home Office. When an initial Purchase Payment is accompanied by an application, within 2 business days we will:

  Accept the Application and issue a contract. We will also establish your account and apply your Purchase Payment by crediting the amount to the Fixed Account Option or Variable Account Option selected;
  Reject the Application and return the Purchase Payment; or
  Request Additional Information to correct or complete the application.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

  Return Purchase Payments - If we do not have your name, address or social security number, we will return the Purchase Payment to your employer unless this information is immediately provided to us.
  Employer-Directed Account - If we have your name, address and social security number and we have an Employer-Directed Account Agreement from your employer, generally we will deposit your Purchase Payment in an "Employer-Directed" account invested in the Money Market Division of the Variable Account Options, or other investment option chosen by your employer. If your employer chooses an Option other than the Money Market Division, the value of your investment may fluctuate and you could lose money. You may not transfer these amounts until VALIC has received a completed application or enrollment form.
  Starter Account - If we have your name, address and social security number, but we do not have an Employer-Directed Account Agreement from your employer, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division. We will send you follow-up letters requesting the information necessary to complete the application, including your allocation instructions. Unless a completed application or enrollment form is received by us within 105 days of establishment of your starter account, the account balance, including earnings, will be returned to your employer. We are not responsible for any adverse tax consequences that may result from the return of your employer's contributions.

When Your Account Will Be Credited

Once your account has been established, depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) are properly authorized and clearly identify the individual Social Security Number ("SSN") or Group Number to which they are to be applied. To ensure efficient posting for employer sponsored accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and social security number, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received at our Home Office by 4:00 p.m. Eastern time, the appropriate account(s) will be credited the business day of receipt. Purchase Payments in good order received at our Home Office after 4:00 p.m. Eastern time will be credited the next business day.

Please note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the date all required information is received.

Purchase Units

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Units apply only to the Variable Account Options selected for your account. Purchase Unit values are calculated at the close of regular trading of the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. Eastern Time (see Calculation of Purchase Unit Value below for more information). Once we have established your account and have applied your initial Purchase Payment as described above, any subsequent Purchase Payment that we receive at our Home Office before the close of the Exchange will be credited the same business day. If not, it will be calculated and credited the next business day. Purchase Unit values will vary depending on the net investment results of each of the Variable Account Options. This means the value of your Variable Account Option will fluctuate.

Calculation of Purchase Unit Value

The Purchase Unit value for a Division is calculated as shown below:

STEP 1: Calculate the gross investment rate:

The Gross Investment Rate

EQUALS

The Division's investment income and capital gains and losses (whether realized or unrealized) on that day from the assets attributable to the Division

DIVIDED BY

The value of the Division for the immediately preceding day on which the values are calculated.

STEP 2: Calculate the net investment rate for any day as follows:

Net Investment Rate

EQUALS

Gross Investment Rate (calculated in Step 1)

MINUS

Separate Account charges and any income tax charges.

STEP 3: Determine Purchase Unit Value for a day.

The Purchase Unit Value for a day

EQUALS

The Purchase Unit Value for the immediate preceding day

MULTIPLIED BY

The Net Investment Rate (as calculated in Step 2) plus 1.00.

For examples showing how Purchase Unit Values are calculated, see the Statement of Additional Information.

Fixed Account Options

You may allocate all or a portion of your Purchase Payments to the Fixed Account Options listed in this prospectus as permitted by your retirement program. A complete discussion of the Fixed Account Options may be found in the "Fixed Account Options" section in this prospectus. Here is how you may calculate the value of your Fixed Account Option during the Purchase Period:

The value of your Fixed Account Option

EQUALS

All Purchase Payments made to the Fixed Account Option

PLUS

Amounts transferred from the Variable Account Option to the Fixed Account Option

PLUS

All interest earned

MINUS

Amounts transferred or withdrawn from Fixed Account Option (including applicable fees and charges).

Variable Account Options

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. As noted elsewhere in the prospectus, you will not be permitted to select from more than seven investment options. A complete discussion of the Variable Account Options may be found in the "Variable Account Options" section in this prospectus. Based upon a Variable Account Option's Purchase Unit Value, your account will be credited with the applicable number of Purchase Units. The Purchase Unit Value of each Variable Account Option will change daily depending upon the investment performance of the Mutual Fund (which may be positive or negative) and the deduction of VALIC Separate Account A charges. See the "Fees and Charges" section in this prospectus. Because Purchase Unit Values for each Mutual Fund change daily, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

Here is how to calculate the value of the Variable Account Options in your account during the Purchase Period:

The value of a Variable Account Option

EQUALS

The total number of Purchase Units

MULTIPLIED BY

The Current Purchase Unit Value.

Stopping Purchase Payments

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time before your Independence Plus account has been surrendered. While no Purchase Payments are being made, the number of Purchase Units outstanding will remain the same. (This is assuming no transfers or withdrawals are made.) The value of the Purchase Units will continue to vary. Your Account Value will continue to be subject to charges.

In the case of an individual contract, if both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for two years from the date we established your account, we may close the account and pay the Account Value (less any surrender charge) to you. In the case of a group contract, if your Account Value (less any withdrawals) falls below $300, we may close the account and pay the Account Value (less any surrender charge) to you. Any such account closures will be subject to applicable distribution restrictions under the contract and/or under your employer's plan.

Transfers Between Investment Options

You may transfer all or part of your Account Value between the Fixed Account and Variable Account Options in Independence Plus without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to the limitations or conditions noted below. Your employer's plan may also limit your rights to transfer.

During the Purchase Period

During the Purchase Period, transfers may be made between the Fixed Account Options and the Variable Account Options at any time. We currently permit transfers between Variable Account Options or from Variable Account Options to Fixed Account Options at any time. We may, however, limit the number of transfers you can make. We may also limit the method and manner of providing or communicating transfer and reallocation instructions.

Transfers are also permitted from the Fixed Account Options subject to the following limitations:
Fixed Account Option	Percentage Allowed	Frequency	Other Restrictions
Fixed Account Plus	Up to 20% per Contract Year	Any time	Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
Fixed Account Plus	Up to 100%	Any time	Applicable only if your Account Value is less than $500.
Short-Term Fixed Account	Up to 100%	Any time	90-day holding period if transfer was previously made into the Short-Term Fixed Account. VALIC may change this holding period at any time in the future, but it will never be more than 180 days.

During the Payout Period

During the Payout Period, transfers may be made from the Independence Plus investment options, subject to the following limitations:
Account Option	Percentage Allowed	Frequency	Other Restrictions
Variable Payout	Up to 100%	Once every 365 days	Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
Combination Fixed and Variable Payout	Up to 100% of money in variable option payout	Once every 365 days
Fixed Payout	Not permitted

Communicating Transfer or Reallocation Instructions

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self service automated phone system (VALIC by Phone), or in writing. We will send a confirmation of transactions within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within one business day of receipt.

Instructions for transfers or reallocations may be made via the internet as follows:

  Log on to www.aigvalic.com
  Click "View Your Account Here" and log into VALIC Online
  Click either "Asset Transfer" (to transfer existing funds) or "Allocation Change" (to reallocate future contributions) under the "Transactions" menu
  Select the desired account, input the transaction request, then click "Continue"
  Review your transaction request for accuracy and then click "Continue" to submit to VALIC

Instructions for transfers or reallocations may be made via an automated telephone system (VALIC by Phone) as follows:

  Call 1-800-428-2542 and press any key to signify that you have a touch tone phone
  Press 1 for "Account Inquiries and Transaction Requests"
  Enter your Social Security Number and personal identification number (PIN)
  Select the desired account and press 2 for an asset transfer or allocation change
  Follow the scripts to complete your transaction request and to submit to VALIC

Instructions for transfer or reallocations may also be made as follows:

  Call 1-800-621-7792
  Enter your Social Security Number
  You may use the automated telephone system or speak with a Client Service Professional

You may also send written instructions by completing a VALIC form for transfers or reallocations:

  Written instructions should be sent to VALIC's Home Office
  A VALIC financial change form is required
  Written instructions are required if you have notified us not to accept telephone instructions

We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing.

No one that we employ or that represents VALIC may give telephone instructions on your behalf without VALIC's prior written permission. This does not apply to a contract with the immediate family of an employee or representative of VALIC.

You will bear the risk of loss arising from instructions received by telephone or online. We are not responsible for the authenticity of such instructions. Any telephone or online instructions which we reasonably believe to be genuine will be your responsibility. This includes losses from errors in communication. Telephone transfer instructions may not be made during the Payout Period. Transfer instructions during the Payout Period cannot be done online. We reserve the right to stop telephone transfers at any time.

Effective Date of Transfer

The effective date of a transfer will be:

  The date of receipt, if received in our Home Office before the close of regular trading of the Exchange on a day values are calculated; (Normally, this will be 4:00 P.M. New York time); otherwise
  The next date values are calculated.

Market Timing

The Contracts are not designed for professional market timing organizations or other entities using programmed and/or frequent transfers involving large amounts. We may not unilaterally terminate or discontinue transfer privileges. However, we reserve the right to suspend such privileges for a reasonable time with reasonable notice to prevent market timing efforts or frequent transfers that could disadvantage other Contract Owners.

Fees and Charges

By investing in Independence Plus, you may be subject to six basic types of fees and charges:

  Account Maintenance Fee
  Surrender Charge
  Premium Tax Charge
  Separate Account Charges
  Fund Annual Expense Charge
  Other Tax Charges

These fees and charges are explained below. For additional information about these fees and charges, see the Fee Table in this prospectus.

Account Maintenance Fee

An account maintenance fee of $5.00 will be deducted on the last day of each calendar quarter following receipt of the first purchase payment during the first Participant Year. After the first Participant Year, the quarterly account maintenance fee is $3.75. We will sell Purchase Units from your Account to pay the account maintenance fee. The fee will be assessed equally among the Variable Account Options and Fixed Account Options that make up your Account Value.

The account maintenance fee is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for Independence Plus. We do not expect that the amount of fees we receive will be greater than our expenses.

The amount of the account maintenance fee may be reduced or waived if Independence Plus is issued to certain types of plans which are expected to result in lower costs to VALIC. To learn more about how we determine if account maintenance fees may be reduced or waived, see the "Reduction or Waiver of Account Maintenance Fee and Surrender Charge" section in this prospectus. If you have two or more accounts established under the same group contract, we may agree to deduct an account maintenance fee from only one account.

No account maintenance fee will be assessed during the Payout Period.

Surrender Charge

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

It is assumed that the most recent Purchase Payments are withdrawn first. No surrender charge will be applied unless an amount is actually withdrawn. We consider all Purchase Payments to be withdrawn before earnings are withdrawn.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the Statement of Additional Information.

Amount of Surrender Charge

A surrender charge may not be greater than:

  Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or
  Five percent (5%) of the amount withdrawn.

10% Free Withdrawal

In any Participant Year, the first withdrawal of up to 10% of the Account Value will not be subject to a surrender charge. The surrender charge will apply to the lesser of any amount withdrawn that exceeds this 10% limit or the amount of the surrender attributable to Purchase Payments received during the most recent 60 months. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again.

Exceptions to Surrender Charge

No surrender charge will be applied:

  To money applied to provide a Payout Option;
  To death benefits;
  If no Purchase Payments have been received during the 60 months prior to the date of surrender; or
  If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender (applicable to qualified contracts only).

The surrender charge may be reduced or waived if Independence Plus is issued to certain types of plans or similar arrangements which are expected to result in lower costs to VALIC. To learn more about how we determine if a surrender charge may be reduced or waived, see the "Reduction or Waiver of Account Maintenance Fee and Surrender Charge" section in this prospectus.

Premium Tax Charge

Taxes on Purchase Payments are imposed by some states, cities, and towns. The rate will range from zero to 3 1/2%.

If the law of a state, city, or town requires premium taxes to be paid when Purchase Payments are made, we will, of course, comply. Otherwise, such tax will be deducted from the Payout Value when annuity payments are to begin.

If we deduct an amount for premium taxes, but later find the tax was not due, we will:

  Adjust the amount deducted in error to reflect investment experience from the date of the deduction to the date we determined the tax was not due; and
  Apply the excess amount, as adjusted, to increase the number of Pay-in or Payout Units.

Separate Account Charges

There will be a mortality and expense risk fee applied to VALIC Separate Account A. This is a daily charge at an annualized rate of 1.00% on the average daily net asset value of VALIC Separate Account A. This charge is guaranteed and cannot be increased by the Company. The mortality and expense risk fee is to compensate the Company for assuming mortality and expense risks under Independence Plus. The mortality risk that the Company assumes is the obligation to provide payments during the Payout Period for your life no matter how long that might be. In addition, the Company assumes the obligation to pay during the Purchase Period a death benefit which may be higher than your Account Value. For more information about the death benefit see the "Death Benefit" section of this prospectus. The expense risk is our obligation to cover the cost of issuing and administering Independence Plus, no matter how large the cost may be.

The Company may make a profit on the mortality and expense risk fee. For more information about the mortality and expense risk fee, see the Fee Table in this prospectus.

Fund Annual Expense Charges

Investment management charges based on a percentage of each Fund's average daily net assets are payable by each Fund. Depending on the Variable Account Option selected, the charges will be paid by each Fund to its investment adviser. These charges indirectly cost you because they lower your return.

Other Tax Charges

We reserve the right to charge for certain taxes (other than premium taxes) that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Reduction or Waiver of Account Maintenance Fee and Surrender Charge

We may, as described below, determine that the account maintenance fee and surrender charges for Independence Plus may be reduced or waived. We may reduce or waive these fees and charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for such programs and arrangements. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  The type of retirement program;
  Certain types of retirement programs, because of their stability, can result in lower administrative costs;
  The nature of your retirement program;
  Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders thus reducing administrative costs; and/or
  Other factors of which we are not presently aware which could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance fees:

  The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.
  The administrative tasks performed by your employer for your retirement program. The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive surrender charges:

  The size of your retirement program. A retirement program which involves a larger group of employees may allow us to reduce sales expenses.
  The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.
  The use of mass enrollment or related administrative tasks performed by your employer for your retirement program. We will only do this if permitted by this Contract and by VALIC guidelines in effect at the time. In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Payout Period

The Payout Period (Annuity Period) begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of Payout Options listed below. You may choose to have your Payout Option on either a fixed, a variable, or a combination payout basis. When you choose to have your Payout Option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

Fixed Payout

Under Fixed Payout, you will receive monthly payments from the Company. These payments are fixed and guaranteed by the Company. The amount of these payments will depend on:

  Type and duration of Payout Option chosen;
  Your age or your age and the age of your survivor(1);
  Your sex or your sex and the sex of your survivor(1) (IRAs and certain nonqualified contracts);
  The portion of your Account Value being applied; and
  The payout rate being applied and the frequency of the payments.

(1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

Variable Payout

With a Variable Payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit Value is calculated just like the Purchase Unit Value for each Variable Account Option except that the Payout Unit Value includes a factor for the Assumed Investment Rate you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.

In determining your first Payout Payment, an Assumed Investment Rate of 3 1/2% is used (unless you select a higher rate as allowed by state law.) If the net investment experience of the Variable Account Option exceeds your Assumed Investment Rate, your next payment will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your Assumed Investment Rate, your next payment will be less than your first payment.

Combination Fixed and Variable Payout

With a Combination Fixed and Variable Payout, you may divide your Payout Payments between a Fixed Payout (payment is fixed and guaranteed) and a Variable Payout from the Variable Account Option (payments will vary). Up to seven Variable Account Options may be chosen, or up to six Variable Account Options if the Fixed Account Option is chosen.

Payout Date

The Payout Date is the date selected by you on which your payout (annuity) payments will start. The date selected must be the first of any month provided 30 days advance notice has been given to VALIC. Your account will be valued ten days prior to the end of the month preceding the Payout Date. A request to start payments must be sent to our Home Office on a form approved by VALIC. Generally, for qualified contracts, the Payout Date may begin when you attain age 59 1/2 or separate from service, but must begin no later than April 1 following the calendar year you reach age 70 1/2 or the calendar year in which you retire. For nonqualified contracts, the Payout Date may begin after the Annuitant's 50th birthday but prior to the Annuitant's 75th birthday. For additional information on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans or simplified employee plans ("SEPs"), see "Federal Tax Matters" in this prospectus and in the Statement of Additional Information.

Payout Options

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

  Life Only - payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the beneficiary. For example, it would be possible under this option for the Annuitant to receive only one payout payment if he died prior to the date of the second payment, two if he died before the third payment.
  Life with Guaranteed Period - payments are made to you during your lifetime; but if you die before the guaranteed period has expired, your beneficiary will receive payments for the rest of your guaranteed period.
  Life with Cash or Unit Refund - payments are made to you during your lifetime. Upon your death, your beneficiary will receive a lump sum payment equal to the remaining Annuity Value.
  Joint and Survivor Life - payments are made to you during the joint lifetime of you and your beneficiary. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at death of the last survivor. For example, it would be possible under this option for the Joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the Joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.
  Payment for a Designated Period - payments are made to you for a select number of years between three and thirty. Upon your death, payments will continue to your beneficiary until the designated period is completed.

Each Payout Option, except Payment for a Designated Period, is available as a Fixed and Variable Payout.
Payment for a Designated Period is available as a Fixed Payout Option only. You may elect a different Payout Option if we agree.

Enhancements to Payout Options

You may be able to select enhancements to the Payout Options described above. These enhancements include partial annuitization, flexible payments of varying amounts and inflation protection payments. Additionally, certain options may be available with a one to twenty year guaranteed period. The Joint and Survivor Life Option may be available with a one to twenty year guaranteed period option. Not all of the enhancements are available under each option.

Payout Information

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during your life expectancy. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of an excise tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters" in this prospectus.

Your Payment Option should be selected at least 30 days before your Payout Date. If such selection is not made:

  Payments will be made under the Life with Guaranteed Period Option;
  The payments will be guaranteed for a 10 year period;
  The payments will be based on the allocation used for your Purchase Payments;
  Fixed Account Options will be used to distribute payments to you on a Fixed Payout basis; and
  Variable Account Options will be used to distribute payments to you on a Variable Payout basis.

Your first Payout Payment must total at least $25.

Under certain retirement plans, federal pension law may require that payments be made under the Joint and Survivor Life Payout Option.

Most Payout Payments are made monthly. If the amount of your payment is less than $25, we reserve the right to reduce the number of payments made each year so each of your payments are at least $25, subject to any limitations under the contract or the plan. Also, if your annual payment is less than $100, we reserve the right to make a lump sum payment of the remaining annuity value.

Surrender of Account Value

When Surrenders are Allowed

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  allowed under federal and state law; and
  allowed under your employer's plan.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus.

Surrender Process

If you are allowed to surrender all or a portion of your Account Value as noted above, then you must complete a surrender request form and mail it to our Home Office. We will mail the Surrender Value to you within 7 calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form. For example, a loan termination or loan payoff must be processed prior to surrendering an account. If you are not 100% vested, forfeited dollars must be removed prior to the Surrender transaction. Additionally, if your Plan Administrator must approve a request for Surrender, the request will not be considered in good order until the Plan Administrator approval is received. The above examples may not be all-inclusive, but are illustrations of processes that must be completed before a request is considered to be in good order.

We may be required to suspend or postpone payments if redemption of a Mutual Fund's shares have been suspended or postponed. See the VALIC Company I prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment which has not cleared the banking system. We may delay payment of that portion of your Surrender Value until the check clears. The rest of the Surrender Value will be processed in accordance with the procedures above.

We may defer payment of the Surrender Value in the Fixed Account Options for up to 6 months. Interest will be paid on such amounts if payment of Fixed Account Option Surrender Value is deferred for 30 calendar days or more.

Amount that May be Surrendered

The amount that may be surrendered at any time can be determined as follows:

The Allowed Surrender Value

EQUALS

The Account Value next computed after your properly completed request for surrender is received in our
Home Office

MINUS

Any applicable Surrender Charge

There is no guarantee that the Surrender Value in the Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

Surrender Restrictions

Generally, Internal Revenue Code Section 403(b)(11) permits total or partial distributions from a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age 59 1/2, separation from service, death or disability.

Under the Texas State Optional Retirement Program, no surrender or partial surrender will be allowed except attainment of age 70 1/2, retirement, or other termination of employment or death.

Under the Florida State Optional Retirement Program, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except for termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  death benefits; and
  certain small amounts approved by the State of Florida.

Under the Louisiana Optional Retirement Plan retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the contract.

Partial Surrenders

You may request a partial surrender of your Account Value at any time, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options and Variable Account Options for the payment of Account Value.

The reduction in the number of Purchase Units credited to your Account Value will equal:

The amount surrendered

PLUS

Any Surrender Charge

DIVIDED BY

Your Purchase Units next computed after the written request for surrender is received at our Home Office.

The Surrender Value will be reduced by a full quarterly account maintenance fee charged in the case of a full surrender during a quarter.

Exchange Privilege

We issue other fixed and/or variable annuity contracts (others contracts) in addition to Independence Plus. We will allow you, under certain conditions, to exchange from one of these other contracts to Independence Plus. This exchange privilege will be available only to other contracts purchased through your employer-sponsored retirement plan and for which we have not yet started making payments under a Payout Option. If you elect to exercise one of these exchange rights, you should contact your nearest Regional Office. An exchange may require the issuance of a contract or may be subject to any other requirements that the Company may impose.

Restrictions on Exchange Privilege

We will impose certain general restrictions and rules on the exchange privileges. Partial exchanges are not permitted.

Additionally, if you have your money in a fixed account of one of the other contracts or in a fixed annuity contract, you must exchange directly into the Fixed Account Options of Independence Plus. You will be subject to all of the rules that apply to the Fixed Account Options in Independence Plus. For example, you will be subject to the rules concerning transfers among investment options as stated in the Transfers Between Investment Options section in this prospectus. We may, at our option, waive any transfer restrictions for a stated period of time. If we waive these transfer restrictions, you will be allowed to exchange to any investment option available in Independence Plus.

WE RESERVE THE RIGHT TO TERMINATE, MODIFY OR SUSPEND THESE EXCHANGE PRIVILEGES AT ANY TIME.

Agents' and Managers' Retirement Plan Exchange Offer

GENERAL. All eligible agents and managers of the Company are allowed to participate in the Company's Agents' and Managers' Retirement Plan ("Plan"). We grant to participants in the Plan the right to effect a voluntary exchange of their units of interest under the Company's SA-1 Contracts for the equivalent units of interest in Independence Plus.

Agents and managers of VALIC who enter into the voluntary exchange will not incur under Independence Plus any surrender charges or account maintenance fees. Other individuals who may exchange to Independence Plus from SA-1 Contracts may have surrender charges and account maintenance fees imposed under Independence Plus.

Death Benefits

Independence Plus will pay death benefits during either the Purchase Period or the Payout Period. How these death benefits will be paid are discussed below. The death benefit provisions in Independence Plus may vary from state to state.

The Process

VALIC requires that complete and acceptable documentation and paperwork be received from the beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Additionally, the beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. You or your beneficiary may contact your VALIC financial professional at 1-800-448-2542 with any questions about required documentation and paperwork.

Beneficiary Information

The Beneficiary may receive death benefits:

  In a lump sum; or
  In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option.

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

Beneficiaries Other Than Spouses

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  In full within 5 years after the Annuitant's death; or
  By payments beginning within 1 year after the Annuitant's death under:
  A life annuity;
  A life annuity with payments certain; or
  An annuity for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the Annuity Date, the Beneficiary as named by you may receive the payout.

Payments certain or payments for a designated period cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under Independence Plus.

During the Purchase Period

If death occurs during the Purchase Period, the death benefit will be the greater of:

Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC; or

100% of Purchase Payment (to the Fixed and/ or the Variable Account Option)

MINUS

The Amount of all Prior Withdrawals and any portion of Account Value applied under a Payout Option

During the Payout Period

If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. The amount of death benefits will also depend on the Payout Option that you selected. The Payout Options available in Independence Plus are described in the "Payout Period" section of this prospectus.

  If the Life Only Option or Joint and Last Survivor Life Option were chosen, there will be no death benefit.
  If the Life With Guaranteed Period Option, Life with Cash or Unit Refund Option or Payment for a Designated Period Option were chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:
  Receive the present value of any remaining payments in a lump sum; or
  Receive the remaining payments under the same terms of the option chosen by the deceased Participant and be entitled to elect anytime thereafter to receive the present value of any remaining payments in a lump sum; or
  Receive the present value of any remaining payments applied under the Payment for a Designated Period Option for a period equal to or shorter than the period remaining. Spouse beneficiaries may be entitled to more favorable treatment under federal tax law.

Investment Performance of Separate Account Divisions

We will advertise information about the investment performance of VALIC Separate Account A Divisions. Our advertising of past investment performance results does not mean that future performance will be the same. The performance information will not predict what your actual investment experience will be in that Division or show past performance under an actual contract. We may also show how the Divisions rank on the basis of data compiled by independent ranking services.

Types of Investment Performance Information Advertised

We may advertise a Division's Total Return Performance information and Yield Performance information. See the Statement of Additional Information for more information about performance and how it is calculated.

Total Return Performance Information

Total Return Performance Information is based on the overall dollar or percentage change in value of an assumed investment in a Division over a given period of time.

There are seven ways Total Return Performance Information may be advertised:

  Standard Average Annual Total Return
  Nonstandard Average Annual Total Return
  Cumulative Total Return
  Annual Change in Purchase Unit Value
  Cumulative Change in Purchase Unit Value
  Total Return Based on Different Investment Amounts
  An Assumed Account Value of $10,000

Each of these is described below.

Standard Average Annual Total Return

Standard Average Annual Total Return shows the average percentage change in the value of an investment in the Division from the beginning to the end of a given historical period. The results shown are after all charges and fees have been applied against the Division. Premium taxes are not deducted. This information is calculated for the Division based on how an initial assumed payment of $1,000 performed at the end of 1, 5 and 10 year periods or since inception.

The return for periods of more than one year are annualized to obtain the average annual percentage increase (or decrease) during the period. Annualization assumes that the application of a single rate of return each year during the period will produce the ending value, taking into account the effect of compounding.

Nonstandard Average Annual Total Return

Nonstandard Average Annual Total Return is calculated in the same manner as the Standard Average Annual Total Return, except that Nonstandard Average Annual Total Return shows only the historic investment results of the Division, and account maintenance fees, surrender charges and premium taxes are not deducted.

Cumulative Total Return

Cumulative Total Return assumes the investment in Independence Plus will stay in the Division beyond the time that a surrender charge would apply. It may be calculated for 1, 5 and 10 year periods. It is based on an assumed initial investment of $10,000. The Cumulative Return will be calculated without deduction of account maintenance fees, surrender charges or premium taxes.

Annual Change in Purchase Unit Value

Annual Change in Purchase Unit Value is a percentage change during a one year period. This is calculated as follows:

  The Purchase Unit Value at the start of the year is subtracted from the Purchase Unit Value at the end of the year;
  The difference is divided by the Purchase Unit Value at the start of the year.

Account maintenance fees, surrender charges and premium taxes are not deducted. The effect of these charges, if deducted, would reduce the Division's Annual Change in Purchase Unit Value.

Cumulative Change in Purchase Unit Value

Cumulative Change in Purchase Unit Value is a percentage change from the beginning to the end of a period usually greater than one year. Otherwise, it is calculated in the same way as the Annual Change in Purchase Unit Value.

Total Return Based on Different Investment Amounts

We may show total return information based on different investment amounts. For example, we may show $200 a month for 10 years, or $100 a month to age 65. Fees may or may not be included. Each performance illustration will explain the Independence Plus charges and fees imposed on the Division.

An Assumed Account Value of $10,000

We may show annual values based on an initial investment of $10,000. This will not reflect any deduction for account maintenance fees, surrender charges and premium taxes.

Yield Performance Information

We may advertise Yield Performance at a given point in time. A Division's yield is one way of showing the rate of income the Division is earning as a percentage of the Division's Purchase Unit Value. We may advertise the standardized Current Yield and Effective Yield for the VALIC Company I Money Market I Division, along with standardized yield for the other Divisions.

The Current Yield refers to the income produced by an investment in the Money Market I Division over a given
7-day period. The Current Yield does not take into account surrender charges, account maintenance fees or premium taxes. The income produced over a 7 day period is then "annualized." This means we are assuming the amount of income produced during the 7-day period will continue to be produced each week for an entire year. The annualized amount is shown as a percentage of the investment. For the Money Market I Division the 7-day Current Yield for the last 7 days ended December 31, 2001 was 0.02%.

The Effective Yield is calculated in a manner similar to the Current Yield. But, when the yield is annualized the income earned is assumed to be reinvested. The compounding effect will cause the Effective Yield to be higher than the Current Yield. For the Money Market I Division the 7-day Effective Yield for the last 7 days ended December 31, 2001 was 0.02%.

For the other Divisions, the standardized yield is determined by taking the account maintenance fee from the average daily net investment income per Purchase Unit and dividing the remainder by the Purchase Unit Value on the last day of the period; and then annualizing the result.

Other Contract Features

Changes That May Not Be Made

The following terms in the Contracts may not be changed once your account has been established:

  The Contract Owner;
  The Participant; and
  The Annuitant

Change of Beneficiary

The Beneficiary (if not irrevocable) may usually be changed at any time. Under some retirement programs, the right to name or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain tax laws and regulations.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

Cancellation - The 10 day "Free Look"

The Contract Owner may cancel an individual contract by returning it to the Company within 10 days after delivery. (A longer period will be allowed if required under state law.) A refund will be made to the Contract Owner within 7 days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or the amount required under state law, if larger.

We Reserve Certain Rights

We reserve the right to:

  Amend the Contract for Fund Changes;
  Amend the Contract to comply with tax or other laws;
  Operate VALIC Separate Account A as a management investment company under the Act, in consideration of an investment management fee or in any other form permitted by law;
  Deregister VALIC Separate Account A under the Act, if registration is no longer required;

Fund Changes

We may amend your Contract to match changes to the funds offered under your Contract. For example, we may establish new funds, delete funds, or stop accepting allocations and/or investments in a particular fund. We may move assets and re-direct future premium allocations from one fund to another if we receive shareholder approval through a proxy vote or SEC approval for a fund substitution. This would occur if a fund is no longer an appropriate investment for the Contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new fund offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your fund choices.

Relationship to Employer's Plan

If the Contract is being offered as a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of Independence Plus in this prospectus.

Voting Rights

As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds on your behalf shares of the Mutual Funds which comprise the Variable Account Options. From time to time the Mutual Funds may be required to hold a shareholder meeting to obtain approval from its shareholders for certain matters. As a Participant, you may be entitled to give voting instructions to us as to how VALIC Separate Account A should vote its Mutual Fund shares on these matters. Those persons entitled to give voting instructions will be determined before the shareholder meeting is held.

Who May Give Voting Instructions

In most cases during the Purchase Period, you will have the right to give voting instructions for the shareholder meetings. This will be true in most cases even if your employer is the Contract Owner. Contract Owners will instruct VALIC Separate Account A in accordance with your instructions. You will receive proxy material and a form on which voting instructions may be given before the shareholder meeting is held.

You will not have the right to give voting instructions if Independence Plus was issued in connection with a nonqualified and unfunded deferred compensation plan.

Determination of Fund Shares Attributable to Your Account

During Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During Payout Period or After A Death Benefit Has Been Paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting. At such time, the Annuitant, or the Beneficiary after the Annuitant's death, will be entitled to give voting instructions for shareholder meetings.

How Fund Shares are Voted

The Mutual Funds which comprise the Variable Account Options in Independence Plus may have a number of shareholders including VALIC Separate Account A and VALIC's other affiliated insurance company separate accounts.

VALIC Separate Account A will vote, Fund by Fund, all of the shares of the Mutual Funds it holds based on, and in the same proportion as, the instructions given by all Participant Accounts invested in Mutual Funds entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Mutual Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

Federal Tax Matters

Independence Plus provides tax-deferred accumulation over time, but is subject to federal income and excise taxes, mentioned briefly below. You should refer to the Statement of Additional Information for further details. Section references are to the Internal Revenue Code ("Code"). We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax advisor regarding how the current rules apply to your specific situation.

Type of Plans

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, as a Section 408(b) Individual Retirement Annuity ("IRA"), or is instead a nonqualified Contract. Independence Plus is used under the following types of retirement arrangements ("Qualified Contracts"):

  Section 403(b) annuities for employees of public schools and Section 501(c)(3) tax-exempt organizations;
  Section 401(a), 403(a) and 401(k) qualified plans of for-profit employers and other employers (including self-employed individuals);
  Section 408(b) IRAs;
  Section 457 deferred compensation plans of governmental and tax-exempt employers;
  Section 408(k) SEPs and SARSEPs;
  Section 408(p) SIMPLE retirement accounts.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract.

In addition, Independence Plus is also available through "Non-Qualified Contracts." Such Non-Qualified Contracts generally include unfunded, nonqualified deferred compensation plans of corporate employers, as well as individual annuity contracts issued to individuals outside of the context of any formal employer or employee retirement plan or arrangement.

Tax Consequences in General

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the Statement of Additional Information, the documents (if any) controlling the retirement arrangement through which the contract is offered, and your personal tax advisor.

Purchase Payments under Independence Plus can be made as contributions by employers, or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. After-tax employee contributions constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the Statement of Additional Information for special rules, including those applicable to taxable, non-natural owners of Non- Qualified Contracts.

Distributions are taxed differently depending on the program through which Independence Plus is offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution which is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations.

Amounts subject to income tax may also incur excise or penalty taxes, under the circumstances described in the Statement of Additional Information. Generally, they would also be subject to some form of federal income tax withholding unless rolled into another tax-deferred vehicle. Required withholding will vary according to type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

Investment earnings on contributions to Non-Qualified Contracts which are not owned by (or, generally, for the benefit of) natural persons will be taxed currently to the owner and such contracts will not be treated as annuities for federal income tax purposes.

Effect of Tax-Deferred Accumulations

The chart below compares the results from Premium Payments made to:

  An Independence Plus Contract issued to a tax-favored retirement program purchased with pre-tax premium payments;
  A non-qualified Contract purchased with after-tax Premium Payments and;
  Conventional savings vehicles such as savings accounts.

[chart appears here]

This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax deferred plan, (2) contributing $100 to a nonqualified, tax-deferred annuity, and (3) contributing $100 per month ($138.89 since contributions are made before tax) to a qualified tax-deferred plan. The chart assumes a 28% tax rate and an 8% fixed rate of return. Variable options incur mortality and expense risk fee charges and may also incur account maintenance fees and surrender charges. The chart does not reflect the deduction of any such fees. An additional 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return.

Unlike savings accounts, Premium Payments made to tax-favored retirement programs and Non-Qualified Contracts generally provide tax deferred treatment on earnings. In addition, Premium Payments made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program increases the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

To further illustrate the advantages of tax deferred savings using a 28% Federal tax bracket, an annual fixed yield (before the deduction of any fees or charges) of 8% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual fixed yield of 5.76% under a conventional savings program. The 8% yield on the tax-deferred program will be reduced by the impact of income taxes upon withdrawal. The yield will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees and charges) after-tax amounts that would be received.

By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a conventional savings account:
Paycheck Comparison	Tax-Favored Retirement Program	Conventional Savings Account
Annual amount available for savings before federal taxes	$2,500	$2,500
Current federal income tax due on Purchase Payments	0	(700)
Net retirement plan Purchase Payments	$2,500	$1,800

This chart assumes a 28% federal income tax rate. The $700 which is paid toward current federal income taxes reduces the actual amount saved in the conventional savings account to $1,800 while the full $2,500 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,500, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a conventional savings account requires the full $2,500 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under Section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income.

Contents of Statement of Additional Information

General Information 3

Marketing Information 3

Types of Variable Annuity Contracts 3

Federal Tax Matters 3

General 3

Taxes Payable by Participants and Annuitants 4

Section 403(b) Annuities 4

Section 401 Qualified Pension, Profit-Sharing or Annuity Plans 5

Section 457 Eligible Deferred Compensation Plans of Public Employers 6

Private Employer Unfunded Deferred Compensation Plans 6

Fund Diversification 7

Exchange Privilege 9

Exchanges from Independence Plus Contracts 9

Exchanges from V-Plan Contracts 10

Exchanges from SA-1 and SA-2 Contracts 11

Exchanges from Impact Contracts 13

Exchanges from Compounder Contracts 14

Information which may be Applicable to any Exchange 14

Calculation of Surrender Charge 15

Illustration of Surrender Charge on Total Surrender 15

Illustration of Surrender Charge on a 10% Partial Surrender Followed by a Full Surrender 16

Purchase Unit Value 7

Illustration of Calculation of Purchase Units Value 7

Illustration of Purchase of Purchase Units 7

Performance Calculations 8

Money Market Division Yields 17

Calculation of Current Yield for Money Market Division Six 17

Illustration of Calculation of Current Yield for Money Market Division Six 17

Calculation of Effective Yield for Money Market Division Six 17

Illustration of Calculation of Effective Yield for Money Market Division Six 18

Standardized Yield for Divisions Seven, Eight and Thirteen 18

Calculation of Standardized Yield for Divisions Seven, Eight and Thirteen 18

Illustration of Calculation of Standardized Yield for Divisions Seven, Eight and Thirteen 18

Calculation of Average Annual Total Return 8

Performance Information 9

Payout Payments 10

Assumed Investment Rate 10

Amount of Payout Payments 10

Payout Unit Value 11

Illustration of Calculation of Payout Unit Value 11

Illustration of Payout Payments 12

Distribution of Variable Annuity Contracts 12

Experts 12

Comments on Financial Statements 13

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019

1-800-448-2542

FOR ASSET TRANSFERS BY TELEPHONE CALL: 1-800-621-7792

TDD 1-800-358-2542

VALIC BY PHONE 1-800-428-2542

TDD VALIC BY PHONE 1-800-248-2542

PRINTED MATTER

PRINTED IN U.S.A.

VL 9079

REV 5/02

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

UNITS OF INTEREST UNDER

INDIVIDUAL FIXED AND VARIABLE ANNUITY CONTRACTS

CONTRACT FORM UIT-981

STATEMENT OF ADDITIONAL INFORMATION

FORM N-4 PART B

MAY 1, 2002

This Statement of Additional Information ("SAI") is not a prospectus but contains information in addition to that set forth in the Prospectus for the Contract Form UIT-981 dated May 1, 2002 ("Contracts") and should be read in conjunction with the Prospectus. The terms used in this SAI have the same meaning as those set forth in the Prospectus. A Prospectus may be obtained by calling or writing The Variable Annuity Life Insurance Company (the "Company") at 2929 Allen Parkway, Houston, Texas 77019 or 1-800-428-2542 (option 3). Prospectuses are also available on the internet at www.valic.com.

Page

General Information 3

Marketing Information 3

Types of Variable Annuity Contracts 3

Federal Tax Matters 3

General 3

Taxes Payable by Participants and Annuitants 4

Section 403(b) Annuities for Employees of Certain Tax-Exempt

Organizations or Public Educational Institutions 4

Section 401 Qualified Pension, Profit-Sharing of Annuity Plans 5

Section 408(b) Individual Retirement Annuities (other than Roth IRAs) 6

Simplified Employee Pension Plans 7

Section 457 Deferred Compensation Plans of Public Employers and Tax-Exempt Organizations 7

Private Employer Unfunded Deferred Compensation Plans 8

Non-Qualified Contracts 8

Fund Diversification 9

Exchange Privilege 10

Exchanges from Independence Plus Contracts 10

Exchanges from V-Plan Contracts 11

Exchanges from SA-1 and SA-2 Contracts 12

Exchanges from Compounder Contracts 14

Information which may be Applicable to any Exchange 15

Calculation of Surrender Charge 15

Illustration of Surrender Charge on Total Surrender 15

Illustration of Surrender Charge on a 10% Partial Surrender Followed by a Full Surrender 16

Purchase Unit Value 17

Illustration of Calculation of Purchase Units Value 17

Illustration of Purchase of Purchase Units 17

Performance Calculations 18

Money Market Division Yields 18

Calculation of Current Yield for Money Market Division Two 18

Illustration of Calculation of Current Yield Money Market Division Two 18

Calculation of Effective Yield for Money Market Division Two 18

Illustration of Calculation of Effective Yield for Money Market Division Two 18

Standardized Yield for Capital Conservation Division One 18

Calculation of Standardized Yield for Capital Conservation Division One 18

Illustration of Calculation of Standardized Yield for Capital Conservation Division One 18

Calculation of Average Annual Total Return 19

Performance Information 20

Payout Payments 24

Assumed Investment Rate 24

Amount of Payout Payments 24

Payout Unit Value 25

Illustration of Calculation of Payout Unit Value 25

Illustration of Payout Payments 25

Distribution of Variable Annuity Contracts 26

Experts 26

Comments on Financial Statements 26

GENERAL INFORMATION

MARKETING INFORMATION

The Company has targeted not-for-profit organizations as the central focus of its marketing efforts for its Contracts. Specifically, the Company's marketing thrust is aimed at individuals and groups associated with public and private schools, colleges and universities, not-for-profit health care organizations, state and local governments and other not-for-profit organizations.

The Company, in its marketing efforts to each of the market segments, may from time to time design sales literature and material specifically for its particular market segments. The sales literature and material may address specifically the group's contract and retirement plan.

From time to time the Company may refer to the diversifying process of asset allocation based on the Modern Portfolio Theory developed by Nobel Prize winning economist Harry Markowitz.

When presenting the asset allocation process the Company may outline the process of personal and investment risk analysis including determining individual risk tolerances and a discussion of the different types of investment risk. The Company may classify investors into categories based on their risk tolerance and will quote various industry experts on which types of investments are best suited to each of the risk categories. The industry experts quoted may include Ibbotson Associates, CDA Investment Technologies, Lipper Analytical Services, Inc. ("Lipper"), The Variable Annuity Research & Data Services ("VARDS") Report, Wilson Associates, Morningstar, Inc. ("Morningstar") and any other expert which has been deemed by the Company to be appropriate. The Company may also provide a historical overview of the performance of a variety of investment market indexes, the performance of these indexes over time, and the performance of different asset categories, such as stocks, bonds, cash equivalents, etc. The Company may also discuss investment volatility (standard deviation) including the range of returns for different asset categories and classes over different time horizons, and the correlation between the returns of different asset categories and classes. The Company may also discuss the basis of portfolio optimization including the required inputs and the construction of efficient portfolios using sophisticated computer-based techniques. Finally, the Company may describe various investment strategies and methods of implementation such as the use of index funds versus actively managed funds, the use of dollar cost averaging techniques, the tax status of contributions, and the periodic rebalancing of diversified portfolios.

TYPES OF VARIABLE ANNUITY CONTRACTS

Flexible payment deferred annuity Contracts are offered in connection with the Prospectus to which this SAI relates.

Under flexible payment deferred annuity Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first Payment. Purchase Payments are subject to any minimum payment requirements under the Contract.

The Contracts are non-participating and will not share in any of the profits of the Company.

FEDERAL TAX MATTERS

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax advisor about your own circumstances.

This Section summarizes the major tax consequences of contributions, payments, and withdrawals under Portfolio Director, during life and at death.

It is the opinion of VALIC and its tax counsel that a Qualified Contract described in Section 403(a), 403(b), or 408(b) of the Code does not lose its deferred tax treatment if Purchase Payments under the contract are invested in publicly available mutual funds. In 1999, the Internal Revenue Service ("IRS") confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

In its ruling in 1981, the IRS had taken the position that, where purchase payments under a variable annuity contract are invested in publicly available mutual funds, the contract owner should be treated as the owner of the mutual fund shares, and deferred tax treatment under the contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation (Code Section 817(h)) which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

For Non-Qualified Contracts, not all Variable Account Options are available within your contract. Variable Account Options that are invested in Mutual Funds available to the general public outside of annuity contracts or life insurance contracts will be offered only to non-natural persons pursuant to the meaning of Section 72 of the Code. Investment earnings on contributions to Non-Qualified Contracts which are not owned by natural persons will be taxed currently to the owner, and such contracts will not be treated as annuities for federal income tax purposes.

Economic Growth and Tax Relief Reconciliation Act of 2001

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration. Furthermore, a number of states have not enacted legislation that conforms the state tax treatment of these contributions and distributions to the federal standard. In the absence of legislation or guidance from these non-conforming states, the state tax treatment of these funds, including any transfer or rollover that is permitted under EGTRRA but was not permitted prior to 2002, is currently unclear.

Tax Consequences of Purchase Payments

403(b) Annuities. Purchase Payments made by Section 501(c)(3) tax-exempt organizations and public educational institutions toward Contracts for their employees are excludable from the gross income of employees, to the extent aggregate Purchase Payments do not exceed several competing tax law limitations on contributions. This gross income exclusion applies both to employer contributions and to your voluntary and nonelective salary reduction contributions.

Your voluntary salary reduction contributions are generally limited to $11,000 ($9,500 before 1998; $10,000 in 1998 and 1999; $10,500 in 2000 and 2001), although additional, "catch-up" contributions are permitted under certain circumstances. Combined employer and salary reduction contributions are generally limited to $40,000, effective in 2002, or up to 100% of salary. In addition, after 1988 employer contributions for highly compensated employees may be further limited by applicable nondiscrimination rules.

401(a) and 403(a) Qualified Plans. Purchase Payments made by an employer (or a self-employed individual) under a qualified pension, profit-sharing or annuity plan are excluded from the gross income of the employee. Purchase Payments made by an employee generally are made on an after-tax basis, unless eligible for pre-tax treatment by reason of Sections 401(k) or 414(h).

408(b) Individual Retirement Annuities ("408(b) "Traditional" IRAs"). Annual tax-deductible contributions for 408(b) IRA Contracts are limited to the lesser of $3,000 or 100% of compensation ($3,500 if you are over 50), and generally fully deductible only by individuals who:

(i) are not active participants in another retirement plan, and are not married;

(ii) are not active participants in another retirement plan, are married, and either (a) the spouse is not an active participant in another retirement plan, or (b) the spouse is an active participant, but the couple's adjusted gross income does not exceed $150,000.

(iii) are active participants in another retirement plan, are unmarried, and have adjusted gross income of $34,000 or less ($32,000 for 2001 and 2000; $31,000 for 1999, $30,000 for 1998, $25,000 or less prior to 1998); or

(iv) are active participants in another retirement plan, are married, and have adjusted gross income of $54,000 or less ($52,000 for 2001 and 2000; $51,000 for 1999, $50,000 for 1998, $40,000 or less prior to 1998; adjusted upward for inflation after 1998).

Active participants in other retirement plans whose adjusted gross income exceeds the limits in (ii), (iii) or (iv) by less than $10,000 are entitled to make deductible 408(b) IRA contributions in proportionately reduced amounts. If a 408(b) IRA is established for a nonworking spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses' Contracts cannot exceed the lesser of $6,000 or 100% of the working spouse's earned income, and no more than $3,000 may be contributed to either spouse's IRA for any year. The $6,000 limit increases to $7,000 if each spouse is over age 50.

You may be eligible to make nondeductible IRA contributions of an amount equal to the excess of:

(i) the lesser of $3,000 ($3,500 if you are over 50, and $6,000 for you and your spouse's IRA, or $7,000 if you are both over 50) or 100% of compensation, over

(ii) your applicable IRA deduction limit.

You may also make contributions of eligible rollover amounts from other qualified plans and contracts. See Tax-Free Rollovers, Transfers and Exchanges.

408A "Roth" Individual Retirement Annuities ("408A "Roth" IRAs"). After 1997, annual nondeductible contributions for 408A "Roth" IRA Contracts are limited to the lesser of $3,000 or 100% of compensation ($3,500 if you are over 50), and may be made only by individuals who:

(i) are unmarried and have adjusted gross income of $95,000 or less; or

(ii) are married and filing jointly, and have adjusted gross income of $150,000 or less.

The available nondeductible 408A "Roth" IRA contribution is reduced proportionately to zero where modified AGI is between $150,000 and $160,000 for those who are married filing joint returns. No contribution may be made for those with modified AGI over $160,000. Similarly, the contribution is reduced for those who are single with modified AGI between $95,000 and $110,000, with no contribution for singles with modified AGI over $110,000. Similarly, individuals who are married and filing separately and whose modified AGI is over $10,000 may not make a contribution to a Roth IRA; a portion may be contributed for modified AGI between $0 and $10,000.

All contributions to 408(b) IRAs, traditional nondeductible IRAs and 408A "Roth" IRAs must be aggregated for purposes of the $3,000 annual contribution limit.

457 Plans. A unit of a state or local government may establish a deferred compensation program for individuals who perform services for the government unit. In addition, a non-governmental tax-exempt employer may establish an eligible deferred compensation program for individuals who: (i) perform services for the employer, and (ii) belong to a select group of management or highly compensated employees and/or independent contractors.

This type of program allows eligible individuals to defer the receipt of compensation (and taxes thereon) otherwise presently payable to them. If the program is an eligible deferred compensation plan (an "EDCP"), in 2000 you and your employer may contribute (and defer tax on) the lesser of $11,000 (8,500 for 2001) (indexed for inflation) or 33 1/3% of your "includible" compensation (compensation from the employer currently includible in taxable income). Additionally, catch-up deferrals are permitted in the final three years before the year you reach normal retirement age.

The employer uses deferred amounts to purchase the Contracts offered by this prospectus. For plans maintained by a unit of a state or local government, the Contract is generally held for the exclusive benefit of plan participants, although certain Contracts remained subject to the claims of the employer's general creditors until 1999. The employee has no present rights to any vested interest in the Contract and is entitled to payment only in accordance with the EDCP provisions.

Simplified Employee Pension Plan ("SEP"). Employer contributions under a SEP are made to a separate individual retirement account or annuity established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees' compensation. Employer contributions are excludable from employees' taxable income. The employer may contribute up to 15% of your compensation or $40,000 ($35,000 before 2001), whichever is less. You may be able to make higher contributions if you are over age 50, subject to certain conditions.

Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP. In 1998 and 1999, these salary reductions were not permitted to exceed $10,000 per year. The limit for 2000 and 2001 was $10,500, and $11,000 in 2002. This limit is indexed and may be increased in future years. Such plans if established by December 31, 1996, may still allow employees to make these contributions.

SIMPLE IRA. Employer and employee contributions under a SIMPLE Retirement Account Plan are made to a separate individual retirement account or annuity for each employee. Employee salary reduction contributions cannot exceed $7,000 ($6,500 in 2001 and $6,000 before 2001) in any year. You may be able to make higher contributions if you are over age 50, subject to certain conditions. Employer contributions can be a matching or a nonelective contribution of a percentage as specified in the Code. Only employers with 100 or fewer employees can maintain a SIMPLE IRA plan, which must also be the only plan the employer maintains.

Non-Qualified Contracts. Purchase Payments made under Non-Qualified Contracts are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit Value of a Non-Qualified Contract resulting from the investment performance of VALIC Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons, however, are currently taxable on any increase in the Purchase Unit Value attributable to Purchase Payments made after February 28, 1986 to such Contracts.

Unfunded Deferred Compensation Plans. Private taxable employers may establish unfunded, non-qualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1986, and not subsequently modified, are also subject to the rules discussed below.

An unfunded, deferred compensation plan is a bare contractual promise on the part of the employer to defer current wages to some future time. The Contract is owned by the employer and remains subject to the claims of the employer's general creditors. Private taxable employers that are not natural persons, however, are currently taxable on any increase in the Purchase Unit Value attributable to Purchase Payments made on or after February 28, 1986 to such Contracts. Participants have no present right or vested interest in the Contract and are only entitled to payment in accordance with plan provisions.

Tax Consequences of Distributions

403(b) Annuities. Voluntary salary reduction amounts accumulated after December 31, 1988, and earnings on voluntary contributions before and after that date, may not be distributed before one of the following:

(1) attainment of age 59 1/2;

(2) separation from service;

(3) death;

(4) disability, or

(5) hardship (hardship distributions are limited to salary reduction contributions only, exclusive of earnings thereon).

Similar restrictions will apply to all amounts transferred from a section 403(b)(7) custodial account other than rollover contributions.

Distributions are taxed as ordinary income to the recipient in accordance with Section 72.

401(a) and 403(a) Qualified Plans. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (investment in the Contract). If you or your Beneficiary receive a "lump sum distribution" (legally defined term), the taxable portion may be subject to special 5-year or 10-year income averaging treatment. Five-year forward averaging is unavailable for distributions occurring after December 31, 1999. Ten-year income averaging uses tax rates in effect for 1986, allows 20% capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974, and is available if you were 50 or older on January 1, 1986.

408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Distributions are generally taxed as ordinary income to the recipient. Rollovers from a Traditional IRA to a Roth IRA, and conversions of a Traditional IRA to a Roth IRA, where permitted, are generally taxable in the year of the rollover or conversion. Such rollovers or conversions completed in 1998 were generally eligible for pro-rata federal income taxation over four years. Individuals with adjusted gross income over $100,000 are generally ineligible for such conversions, regardless of marital status, as are married individuals who file separately.

408A "Roth" IRAs. "Qualified" distributions upon attainment of age 59 1/2, upon death or disability or for first-time homebuyer expenses are tax-free as long as five or more years have passed since the first contribution to taxpayer's first 408A "Roth" IRA. Qualified distributions may be subject to state income tax in some states. Other distributions are generally taxable to the extent that the distribution exceeds purchase payments.

457 Plans. Amounts received from an EDCP are includible in gross income for the taxable year in which they are paid or otherwise made available to the recipient.

Unfunded Deferred Compensation Plans. Amounts received are includible in gross income for the taxable year in which the amounts are paid or otherwise made available to the recipient.

Non-Qualified Contracts. Partial redemptions from a Non-Qualified Contract purchased after August 13, 1982 (or allocated to post-August 13, 1982 Purchase Payments under a pre-existing Contract), generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity. Partial redemptions from a Non-Qualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his pre-August 14, 1982 investment in the Contract. The amount received in a complete redemption of a Non-Qualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owner's investment in the Contract. Two or more Contracts purchased from VALIC (or an affiliated company) by a Contract Owner within the same calendar year, after October 21, 1988, are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.

When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Upon death prior to recovering tax-free their entire investment in the Contract, such individuals generally are entitled to deduct the unrecovered amount on their final tax return.

Special Tax Consequences - Early Distribution

403(b) Annuities, 401(a) and 403(a) Qualified Plans, 408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Taxable distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:

(1) death;

(2) disability;

(3) separation from service after a participant reaches age 55 (only applies to 403(b), 401(a), 403(a));

(4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary), and

  distributions which do not exceed the employee's tax deductible medical expenses for the taxable year of receipt.

  Separation from service is not required for distributions from a Traditional IRA, SEP or SIMPLE IRA under (4) above. Certain distributions from a SIMPLE IRA within two years after first participating in the plan may be subject to a 25% penalty, rather than a 10% penalty.

  Currently, distributions from 408(b) IRAs on account of the following additional reasons are also excepted from this penalty tax:

  (6) distributions up to $10,000 (in the aggregate) to cover costs of acquiring, constructing or reconstructing the residence of a first-time homebuyer, and

  (7) distributions to cover certain costs of higher education: tuition, fees, books, supplies and equipment for the IRA owner, a spouse, child or grandchild, and

  (8) distributions to cover certain medical care or long term care insurance premiums, for individuals who have received federal or state unemployment compensation for 12 consecutive months.

  408A "Roth" IRAs. Distributions, other than "qualified" distributions where the five-year holding rule is met, are generally subject to the same 10% penalty tax as other IRAs. Distributions of rollover or conversion contributions from an IRA which are not qualified distributions, may be subject to additional penalty taxes.

  457 Plans. Distributions generally may be made under an EDCP prior to separation from service only for unforeseeable emergencies, or for amounts under $5,000 for inactive Participants, and are includible in the recipient's gross income in the year paid.

  Non-Qualified Contracts. A 10% penalty tax applies to the taxable portion of a distribution received before age 59 1/2 under a Non-Qualified Contract, unless the distribution is:

  (1) to a Beneficiary on or after the Contract Owner's death;

  (2) upon the Contract Owner's disability;

  (3) part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner, or the lives or joint life expectancy of the Contract Owner and Beneficiary;

  (4) made under an immediate annuity contract, or

  (5) allocable to Purchase Payments made before August 14, 1982.

  Special Tax Consequences - Required Distributions

  403(b) Annuities. Generally, minimum required distributions must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires. Required distributions must be made over a period that does not exceed the life or life expectancies of the Participant (or lives or joint life expectancies of the Participant and Beneficiary). The minimum amount payable can be determined several different ways. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

  Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:

  (i) must begin to be paid when Participant attains age 75; and

  (ii) the present value of payments expected to be made over the life of the Participant, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the "50% rule").

  The 50% rule will not apply if a Participant's spouse is the joint annuitant. Notwithstanding these pre-January 1, 1987 rules the entire contract balance must meet the minimum distribution incidental benefit requirement of Section 403(b)(10).

  At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as under the method elected by the Participant and in effect at the time of death.

  A participant generally may aggregate his or her 403(b) contracts and accounts for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such contracts or accounts, unless the plan, contract, or account otherwise provides.

  401(a) and 403(a) Qualified Plans. Minimum distribution requirements for Qualified Plans are generally the same as described for 403(b) Annuities, except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement.

  408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Minimum distribution requirements are generally the same as described above for 403(b) Annuities, except that:

  (1) there is no exception for pre-1987 amounts; and

  (2) there is no available postponement, past April 1 of the calendar year following the calendar year in which age 70 1/2 is attained.

  A participant generally may aggregate his or her IRAs for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such contracts or accounts, unless the contract or account otherwise provides.

  408A "Roth" IRAs. Minimum distribution requirements generally applicable to 403(b) Annuities, 401(a) and 403(a) Qualified Plans, 408(b) IRAs, SEPs and 457 Plans do not apply to 408A "Roth" IRAs during the owner's lifetime, but generally do apply at the owner's death.

  A participant generally may aggregate his or her Roth IRAs inherited from the same decedent for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such contracts or accounts, unless the contract or account otherwise provides.

  457 Plans. Beginning January 1, 1989, the minimum distribution requirements for EDCP's are generally the same as described above for 403(b) Annuities except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement. Distributions must satisfy the irrevocable election requirements applicable to 457 Plans.

  Non-Qualified Contracts. Non-Qualified Contracts do not require commencement of distributions at any particular time during the Owner's lifetime, provided that the Owner is a natural person, and generally do not limit the duration of annuity payments.

  At the Owner's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as under the method elected by the Owner at the time of death. Similar distribution requirements will also apply if the Owner is not a natural person, if the Annuitant dies or is changed.

  Tax-Free Rollovers, Transfers and Exchanges

  See the EGTRRA information above.

  403(b) Annuities. Tax free transfers between 403(b) annuity contracts and/or 403(b)(7) custodial accounts, and tax-free rollovers from 403(b) programs to 408(b) IRAs or other 403(b) programs, are permitted under certain circumstances.

  401(a) and 403(a) Qualified Plans. The taxable portion of certain distributions may be transferred in a tax-free rollover to a 408(b) individual retirement account or annuity, or to another such plan.

  408(b) Traditional IRAs and SEPs. Funds may be transferred tax-free to a 408(b) IRA Contract in a tax-free rollover, from a 403(b) Annuity, or 401(a) or 403(a) Qualified Plan, under certain conditions. These amounts may subsequently be rolled over on a tax-free basis to another such plan or 403(b) Annuity Contract from this "conduit" IRA. In addition, tax-free rollovers may be made from one 408(b) IRA (other than a Roth IRA) to another provided that no more than one such rollover is made during any twelve-month period.

  408A "Roth" IRAs. Funds may be transferred tax-free from one 408A "Roth" IRA to another. Funds in a 408(b) IRA may be rolled in a taxable transaction to a 408A "Roth" IRA by individuals who:

  (i) have adjusted gross income of $100,000 or less, whether single or married filing jointly;

  (ii) are not married filing separately.

  Special, complicated rules governing holding periods, avoidance of the 10% penalty tax and ratable recognition of 1998 income also apply to rollovers from 408(b) IRAs to 408A "Roth" IRAs, and may be subject to further modification by Congress. You should consult your tax advisor regarding the application of these rules.

  408(p) SIMPLE IRAs. Funds may generally be rolled over tax free from a SIMPLE IRA to a 408(b) IRA. However, during the two-year period beginning on the date you first participate in any SIMPLE IRA plan of your employer, SIMPLE IRA funds may only be rolled to another SIMPLE IRA.

  457 Plans. Tax-free transfer of EDCP amounts are permitted only to another EDCP.

  Non-Qualified Contracts. Certain of the Non-Qualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. A full or partial exchange of one annuity contract for another is a tax-free transaction under Section 1035, provided that the requirements of that Section are satisfied. However, the exchange is reportable to the IRS.

  EXCHANGE PRIVILEGE

  Exchanges From Independence Plus Contracts

  (UIT-585 and UITG-585)

  Sales/Surrender Charges. Under an Independence Plus Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within five years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. Up to 10% of the Account Value may be surrendered in a Participant Year without any surrender charge being imposed. Portfolio Director Plus imposes a similar surrender charge upon total or partial surrenders. Both the Portfolio Director Plus and Independence Plus Contracts have other similar provisions where surrender charges are not imposed. However, Portfolio Director Plus provides at least one additional provision, not included in Independence Plus Contracts, under which no surrender charge will be imposed. An additional provision allows election of a systematic withdrawal method without surrender charges. For purposes of satisfying the fifteen-year and five-year holding requirements described under "Surrender Charge" in the prospectus, Portfolio Director Plus will be deemed to have been issued on the same date as the Independence Plus Contract or certificate thereunder, but no earlier than January 1, 1982. Purchase Payments exchanged into Portfolio Director Plus and which were made within five years before the date of exchange will be treated as Purchase Payments under Portfolio Director Plus for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director Plus on the date they were made to Independence Plus Contracts for purposes of calculating the surrender charge under Portfolio Director Plus.

  Other Charges. Under the Independence Plus Contracts, a maintenance charge of $20 is assessed for the first year and an annual charge of $15 is assessed for the second and later years during the accumulation period. The charge is due in quarterly installments. A daily fee is charged at the annual rate of 1% of the daily net asset value allocable to the Variable Subaccounts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director Plus, a quarterly account maintenance fee of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director Plus. The fee may also be reduced or waived by the Company for Portfolio Director Plus if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance fee and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director Plus, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director Plus), depending upon the Variable Account Options selected, if any, on the daily net asset value of VALIC Separate Account A is attributable to Portfolio Director Plus.

  Investment Options. Under Independence Plus Contracts ten divisions of VALIC Separate Account A are available variable investment alternatives, each investing in shares of a different underlying fund of North American Funds Variable Product Series I ("NAFV I"). The ten mutual funds are managed by the Company for advisory fees at annual rates ranging from .26% to .50% of each respective portfolio's average daily net assets. In addition, two fixed investment options are available. Under Portfolio Director Plus, 64 divisions of VALIC Separate Account A are available, 21 of which invest in different investment portfolios of NAFV I, 15 of which invest in different portfolios of North American Funds Variable Product Series II ("NAFV II") and 28 of which invest in other mutual fund portfolios. These mutual fund portfolios are managed either by the Company or other investment managers for advisory fees at annual rates ranging from 0.00% to 1.50% of each portfolio's or mutual fund's average daily net assets. Three fixed investment options are also available.

  Annuity Options. Annuity options under Independence Plus Contracts provide for payments on a fixed or variable basis, or a combination of both. The Independence Plus Contract permits annuity payments for a designated period between 3 and 30 years. Portfolio Director Plus permits annuity payments for a designated period between of 5 and 30 years. Independence Plus Contracts and Portfolio Director Plus both provide for "betterment of rates." Under this provision, annuity payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

  Exchanges From V-Plan Contracts

  (IFA-582 and GFA-582)

  Sales/Surrender Charges. Under a V-Plan Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 7% of the Purchase Payments withdrawn within five years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. Up to 10% of the account value may be surrendered in a Participant Year without any surrender charge being imposed. Portfolio Director Plus also imposes a surrender charge upon total or partial surrenders. However, the surrender charge under Portfolio Director Plus may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. V-Plan Contracts have other provisions where surrender charges are not imposed. However, Portfolio Director Plus provides at least two additional provisions, not included in V-Plan Contracts, under which no surrender charge will be imposed. Those Portfolio Director Plus provisions include no surrender charge on an election of the no charge systematic withdrawal method, and where an employee-participant has maintained the account for a period of five years and has attained the age 59 1/2. For purposes of satisfying the fifteen-year and five-year holding requirements, Portfolio Director Plus will be deemed to have been issued on the same date as the V-Plan Contract or certificate thereunder, but no earlier than January 1, 1982.

  If there is a total or partial surrender, Purchase Payments exchanged into Portfolio Director Plus and which were made within five years before the date of exchange will be treated as Purchase Payments under Portfolio Director Plus for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director Plus on the date they were made to the V-Plan Contract for purposes of calculating the surrender charge under Portfolio Director Plus.

  Other Charges. There are no administrative and risk charges under V-Plan Contracts. For Portfolio Director Plus, a quarterly account maintenance fee of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fees begin immediately if an exchange is made into any Variable Account Option offered under Portfolio Director Plus. The fee may also be reduced or waived by the Company on Portfolio Director Plus if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance fee and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director Plus, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director Plus), depending upon the Variable Account Options selected, if any, on the daily net asset value of the VALIC Separate Account A is attributable to Portfolio Director Plus.

  Investment Options. There are no variable investment alternatives provided under V-Plan Contracts.

  Annuity Options. Annuity options under V-Plan Contracts provide for payments on a fixed basis only. The V-Plan Contract permits annuity payments for a designated period of 1 to 15 years. Under a V-Plan Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director Plus permits Payout Payments for a designated period of between 5 and 30 years on a fixed basis only. Under Portfolio Director Plus, Payout Payments may be made on a fixed or variable basis, or a combination of both. Portfolio Director Plus does not provide for commutation. V-Plan Contracts and Portfolio Director Plus both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

  Exchanges From SA-1 and SA-2 Contracts

  (GUP-64, GUP-74, GTS-VA)

  Sales/Surrender Charges. Under the SA-1 and SA-2 Contracts a sales and administrative charge is deducted from each Purchase Payment. This charge ranges from 5% of the first $5,000 of Purchase Payments to 3% of Purchase Payments in excess of $15,000. If a SA-1 or SA-2 Contract is exchanged for Portfolio Director Plus the surrender charge under Portfolio Director Plus will not apply to the amount of Account Value applied to Portfolio Director Plus ("Exchanged Amount"). Purchase Payments made to Portfolio Director Plus, however, would be subject to a surrender charge. In the case of a partial surrender, all Purchase Payments to Portfolio Director Plus will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. No exchange pursuant to this offer will be allowed within 120 days of a transfer of fixed accumulations under a SA-1 or SA-2 Contract to the variable portion of such Contract. Under Portfolio Director Plus, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first.

  Other Charges. A charge of a percentage of each Purchase Payment is made for administrative expenses for SA-1 and SA-2 Contracts. The charge is generally 1.25% and is included in the above sales and administrative charge. An additional daily charge (at an annual rate of 1% of total net assets attributable to SA-1 Contracts and ranging from .21% to .85% of total net assets attributable to SA-2 Contracts) is made for mortality and expense risks assumed by the Company under the variable portion of the Contract. The total of these expenses and other charges is limited to a maximum of the rate imposed on SA-1 and SA-2 Contracts on April 1, 1987. For Portfolio Director Plus, a quarterly account maintenance fee of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director Plus. The fee may also be reduced or waived by the Company on Portfolio Director Plus if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance fee and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director Plus, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director Plus), depending upon the Variable Account Options selected, if any, on the average daily net asset value of the Separate Account is attributable to Portfolio Director Plus.

  Investment Options. Under SA-1 and SA-2 Contracts only one division of VALIC Separate Account A is available as a variable investment alternative. This division invests in a portfolio of NAFV I, the North American-AG Stock Index Fund. This portfolio is managed by the Company for advisory fees at an annual rate of .26% of the portfolio's average daily net assets. Under a "grandfathering" arrangement, the total advisory fees and certain other charges imposed against these Contracts are limited to a maximum of the rate charged on April 1, 1987. The maximum expense ratio for the GUP and GTS VA Contracts is 1.4157% and 0.6966%, respectively. Under Portfolio Director Plus, 64 divisions of VALIC Separate Account A are available, 21 of which invest in different investment portfolios of NAFV I, 15 of which invest in different portfolios of NAFV II and 28 of which invest in other mutual fund portfolios. These mutual fund portfolios are managed either by the Company or other investment managers for advisory fees at annual rates ranging from 0.00% to 1.50% of each portfolio's or mutual fund's average daily net assets. Three fixed investment options are also available.

  Annuity Options. Annuity options under the SA-1 and SA-2 Contracts provide for payments on a fixed or variable basis, or a combination of both. The SA-1 Contract annuity payments under a designated period option are limited to 15 years on a fixed basis only. Under this Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. SA-2 Contracts do not provide a designated period option nor do they provide for commutation. Portfolio Director Plus permits Payout Payments for a designated period of between 5 and 30 years. The SA-1 and SA-2 Contracts make no provision for transfers from a separate account to a fixed annuity during the annuity period. This option, subject to certain conditions, is available under Portfolio Director Plus. The SA-1 Contracts provide an option for monthly variable annuity payments to be made at a level payment basis during each year of the annuity period. Portfolio Director Plus does not provide this option. SA-1 and Portfolio Director Plus, but not SA-2 Contracts, both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

  Exchanges From Compounder Contracts

  (C-1-75 AND IFA-78)

  Sales/Surrender Charges. Under a Compounder Contract a sales and administrative charge is deducted from each Purchase Payment. This charge ranges from 5% of the first $5,000 of Purchase Payments to 3% of Purchase Payments in excess of $15,000. If a Compounder Contract is exchanged for Portfolio Director Plus the surrender charge under Portfolio Director Plus will not apply to the amount of Account Value applied to Portfolio Director Plus. Purchase Payments made to Portfolio Director Plus, however, would be subject to the surrender charge under Portfolio Director Plus. In the case of a partial surrender, all Purchase Payments to Portfolio Director Plus will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. Under Portfolio Director Plus, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first.

  Other Charges. A charge of a percentage of each Purchase Payment is made for administrative expenses under a Compounder Contract. The charge is 1.25% and is included in the above sales charge. For Portfolio Director Plus, a quarterly account maintenance fee of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director Plus. The fee may also be reduced or waived by the Company for Portfolio Director Plus if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance fee and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director Plus, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director Plus), depending upon the Variable Account Options selected, if any, on the daily net asset value of the Separate Account is attributable to Portfolio Director Plus.

  Investment Options. There are no variable investment alternatives provided under Compounder Contracts.

  Annuity Options. Payout Payments under a Compounder Contract are on a fixed basis only and the designated period option is limited to a period of 15 years. However, under a Compounder Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director Plus allows Payout Payments be made on a fixed or variable basis, or both. One option under Portfolio Director Plus provides for a designated period of 5 and 30 years. Unlike Portfolio Director Plus, the Compounder Contracts contain no "betterment of rates" provision.

  Information Which May Be Applicable To Any Exchange

  Guaranteed Annuity Rates. Mortality rates have improved since annuity rates were developed for the other contracts. Therefore, the annuity rates guaranteed in Portfolio Director Plus are less favorable to Contract Owners and Annuitants than those guaranteed in the other contracts. However, the current annuity rates being charged for fixed annuities under the "betterment of rates" provisions discussed above are more favorable than those guaranteed under Portfolio Director Plus or the other contracts. Of course, no assurance can be given that this will continue to be true at the time of annuitization for a given contract. Guaranteed annuity rate tables are set forth in your Contract or in current endorsements thereto. Those guaranteed for Portfolio Director Plus are set forth therein, and copies may be obtained from the Company.

  To satisfy a federal tax law requirement, non-spouse beneficiaries under Portfolio Director Plus generally must receive the entire benefit payable upon the death of the Annuitant over their life expectancy or within five years of the Annuitant's death. This requirement may be inapplicable to certain other contracts or certificates issued before January 19, 1985 if not exchanged.

  Under certain deferred annuity contracts issued before October 21, 1979, upon the death of the owner the entire value of the contract as of the date of death may be received income tax free by the beneficiary. This will not apply to contracts that have been exchanged on or after October 21, 1979.

  CALCULATION OF SURRENDER CHARGE

  The surrender charge is discussed in the Prospectus under "Fees and Charges--Surrender Charge." Examples of calculation of the surrender charge upon total and partial surrender are set forth below.

  Illustration of Surrender Charge on Total Surrender

  Example 1.

  Transaction History

  Date Transaction Amount

  2/1/95 Purchase Payment $ 10,000

  2/1/96 Purchase Payment 5,000

  2/1/97 Purchase Payment 15,000

  2/1/98 Purchase Payment 2,000

  7/1/98 Total Purchase Payments (Assumes

  Account Value is $38,000) 32,000

  Surrender Charge is lesser of (a) or (b):

  a. Surrender Charge calculated on 36 months of Purchase Payments

  1. Surrender Charge against Purchase Payment of 2/1/95 $ 0

  2. Surrender Charge against Purchase Payment of 2/1/96 (0.05 X $5,000) $ 250

  3. Surrender Charge against Purchase Payment of 2/1/97 (0.05 X $15,000) $ 750

  4. Surrender Charge against Purchase Payment of 2/1/98 (0.05 X $2,000) $ 100

  Surrender Charge based on Purchase Payments (1+2+3+4) $ 1,100

  b. Surrender charge calculated on the excess over 10% of the Account Value at the time of surrender:

  Account Value at time of surrender $ 38,000

  Less 10% not subject to surrender charge -3,800

  Subject to surrender charge 34,200

  X .05

  Surrender Charge based on Account Value $ 1,710 $ 1,710

  Surrender Charge is the lesser of a or b $ 1,100

  Illustration of Surrender Charge on a 10% Partial Surrender Followed by a Full Surrender

  Example 2.

  Transaction History (Assumes No Interest Earned)

  Date Transaction Amount

  2/1/95 Purchase Payment $ 4,000

  2/1/96 Purchase Payment 0

  2/1/97 Purchase Payment 0

  2/1/98 Purchase Payment 1,000

  7/1/98 Partial Surrender

  (Assumes Account Value is $10,000) 2,500

  a. Since this is the first partial surrender in this Participant Year, calculate the excess over 10% of the value of the Purchase Units.

  10% of $10,000=$1,000.

  b. The Account Value upon which Surrender Charge on the Full Surrender may be calculated (levied) is $2,500 -$1,000=$1,500.

  c. Since only $1,000 has been paid in Purchase Payments in the 36 months prior to the Full Surrender, the charge can only be calculated on $1,000. Thus, the charge is $1,000 X (0.05)=$50.00.

  PURCHASE UNIT VALUE

  The calculation of Purchase Unit value is discussed in the Prospectus under "Purchase Period." The following illustrations show a calculation of new Unit value and the purchase of Purchase Units (using hypothetical examples):

  Illustration of Calculation of Purchase Unit Value

  Example 3.

  1. Purchase Unit value, beginning of period $ 1.800000

  2. Value of Fund share, beginning of period 21.200000

  3. Change in value of Fund share .500000

  4. Gross investment return (3)x(2) .023585

  5. Daily separate account fee $ .000027

  6. Net investment return (4)-(5) .023558

  7. Net investment factor 1.000000+(6) $ 1.023558

  8. Purchase Unit value, end of period (1)x(7) $ 1.842404

  Illustration of Purchase of Purchase Units (Assuming No State Premium Tax)

  Example 4.

  1. First Periodic Purchase Payment $ 100.00

  2. Purchase Unit value on effective date of purchase (see Example 3) $ 1.800000

  3. Number of Purchase Units purchased (1) divided by (2) 55.556

  4. Purchase Unit value for valuation date following purchase

  (See Example 3) $ 1.842404

  5. Value of Purchase Units in account for valuation date

  following purchase (3) X (4) $ 102.36

  PERFORMANCE CALCULATIONS

  Money Market Division Yields

  Calculation of Current Yield for Money Market Division Two

  7-Day Current Yield: 0.00%

  Illustration of Calculation of Current Yield for Money Market Division Two

  Example 5.

  The current yield quotation above is based on the seven days ended December 31, 2001, the date of the most recent balance sheet included in the registration statement ("base period"). It is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre- existing account having a balance of one Accumulation Unit at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner Accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by 365/7.

  Calculation of Effective Yield for Money Market Division Two

  7-day Effective Yield: 0.00%

  Illustration of Calculation of Effective Yield for Money Market Division Two

  Example 6.

  The effective yield quotation above is based on the seven days ended December 31, 2001, the date of the most recent balance sheet included in the registration statement ("base period"). It is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Purchase Unit at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

  EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] - 1

  Standardized Yield for Capital Conservation Division One

  Calculation of Standardized Yield for Capital Conservation Division One

  Standardized Yield: 0.00%

  Illustration of Calculation of Standardized Yield for Capital Conservation Division One

  Example 7.

  The yield quotation based on a 30-day period ended December 31, 2001, the date of the most recent balance sheet of the Registrant included in the registration statement is computed by dividing the net investment income per Purchase Unit earned during the period by the maximum offering price per Unit on the last day of the period, according to the following formula:

  YIELD=2 [( a-b + 1 )6-1]

  cd

  Where:

  a = net investment income earned during the period by the Fund attributable to shares owned by the Division

  b = expenses accrued for the period (net of reimbursements)

  c = the average daily number of Purchase Units outstanding during the period

  d = the maximum offering price per Purchase Unit on the last day of the period

  Yield on the Division is earned from dividends declared and paid by the Fund, which are automatically reinvested in Fund shares.

  Calculation of Average Annual Total Return

  Average Annual Total Return quotations for the 1, 5, and 10 year periods ended December 31, 2001, the date of the most recent balance sheet included in this registration statement, are computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

  P (1 + T)n=ERV

  Where:

  P = a hypothetical initial Purchase Payment of $1,000

  T = average annual total return

  n = number of years

  ERV = redeemable value at the end of the 1, 5, or 10 year periods of a hypothetical $1,000 Purchase Payment made at the beginning of the 1, 5, or 10 year periods (or fractional portion thereof)

  We may advertise standardized average annual total return which includes the surrender charge of up to 5% of Purchase Payments received during the most recent 36 months as well as non-standardized average annual total returns which does not include a surrender charge or account maintenance fee.

  There is no sales charge for reinvested dividends. All recurring fees have been deducted. For fees which vary with the account size, an account size equal to that of the median account size has been assumed. Ending redeemable value has been determined assuming a complete redemption at the end of the 1, 5 or 10 year period and deduction of all nonrecurring charges at the end of each such period.

  PERFORMANCE INFORMATION

  Average Annual Total Return, Cumulative Return, and Annual and Cumulative Change in Purchase Unit Value Tables

  The tables below present performance information for each of the VALIC Separate Account A Divisions available for this Contract. These performance results are not an estimate or guarantee of future investment performance and do not represent the actual experience of amounts invested by a particular participant. The information presented does not reflect the advantage under the Contracts of deferring federal income tax on increases in Account Value due to earnings attributable to Purchase Payments, nor does the information reflect the Qualified Contract advantage of deferring federal income tax on Purchase Payments. See "Federal Tax Matters" for more on tax deferral.

  Please note that the Mid Cap Index Fund Division commenced operations on October 13, 1982 as the Capital Accumulation Fund. Effective October 1, 1991, the Fund underlying the Mid Cap Index Division changed its name from the Capital Accumulation Fund to the Mid Cap Index Fund and amended its investment objective, investment program and investment restrictions accordingly. Also, the Asset Allocation Fund was formerly known as the Timed Opportunity Fund.

  Table I

  Average Annual Total Return

  with Surrender Charge and Account Maintenance Fee Imposed

  (from Separate Account Division Inception to December 31, 2001)
Fund and Division	1 Year	5 Years	10 Years	Since Inception	Fund Inception Date

Asset Allocation Fund (Division 5)	(9.47%)	7.55%	7.33%	7.57%	09/06/1983
Capital Conservation Fund (Division 1)	1.87%	5.33%	5.62%	7.51%	02/11/1982
Mid Cap Index Fund (Division 4)	(6.38%)	14.60%	13.27%	14.15%	10/01/1991
Money Market I Fund (Division 2)	(2.00%)	3.87%	3.42%	5.21%	02/04/1982
Stock Index Fund (Division 10)	(17.02%)	9.27%	11.08%	11.19%	07/28/1982

  Table II

  Average Annual Total Return

  with No Surrender Charge or Account Maintenance Fee Imposed

  (from Separate Account Division Inception to December 31, 2001)
Fund and Division	1 Year	5 Years	10 Years	Since Inception	Fund Inception Date

Asset Allocation Fund (Division 5)	(5.17%)	7.58%	7.36%	7.59%	09/06/1983
Capital Conservation Fund (Division 1)	6.70%	5.37%	5.65%	7.53%	02/11/1982
Mid Cap Index Fund (Division 4)	(1.93%)	14.63%	13.30%	14.18%	10/01/1991
Money Market I Fund (Division 2)	2.65%	3.90%	3.46%	5.23%	02/04/1982
Stock Index Fund (Division 10)	(13.08%)	9.30%	11.11%	11.21%	07/28/1982

  Table III

  Cumulative Return

  with No Surrender Charge or Account Maintenance Fee Imposed

  (from Separate Account Division Inception to December 31, 2001)
Fund and Division	1 Year	5 Years	10 Years	Since Inception	Fund Inception Date

Asset Allocation Fund (Division 5)	(5.17%)	44.10%	103.46%	282.15%	09/06/1983
Capital Conservation Fund (Division 1)	6.70%	29.87%	73.33%	323.67%	02/11/1982
Mid Cap Index Fund (Division 4)	(1.93%)	97.93%	248.61%	289.15%	10/01/1991
Money Market I Fund (Division 2)	2.65%	21.09%	40.48%	175.78%	02/04/1982
Stock Index Fund (Division 10)	(13.08%)	55.99%	186.74%	687.59%	07/28/1982

  Table IV

  Annual and Cumulative Change in Purchase Unit Value

  with No Surrender Charge or Maintenance Fee Imposed

  (from Separate Account Division Inception)

  Annual Change in Purchase Unit Value of the 12 months ended December 31,
	2001	2000	1999	1998	1997	1996	1995	1994	1993	1992
Asset Allocation Fund (Division 5)	(5.17%)	(3.46%)	10.65%	17.19%	21.40%	9.99%	23.54%	(2.29)%	8.19%	(1.71)%
Capital Conservation Fund (Division 1)	6.70%	8.10%	(1.42)%	6.28%	7.47%	0.74%	19.54%	(7.03)%	10.86%	7.54%
Mid Cap Index Fund (Division 4)	(1.93%)	15.43%	13.78%	17.80%	30.45%	17.61%	29.24%	(4.70)%	11.78%	8.79%
Money Market I Fund (Division 2)	2.65%	4.95%	3.70%	4.11%	4.12%	3.96%	4.50%	2.76%	1.67%	2.22%
Stock Index Fund (Division 10)	(13.08%)	(10.25%)	19.37%	27.13%	31.76%	21.52%	35.93%	(0.30)%	8.78%	2.62%

  Cumulative Change in Purchase Unit Value for each Period End Since December 31, 1991
	2001	2000	1999	1998	1997	1996	1995	1994	1993	1992
Asset Allocation Fund (Division 5)	103.46%	114.56%	122.25%	100.86%	71.40%	41.19%	28.37%	3.90%	6.34%	-1.71%
Capital Conservation Fund (Division 1)	73.33%	62.44%	50.28%	52.45%	43.44%	33.47%	32.49%	10.83%	19.22%	7.54%
Mid Cap Index Fund (Division 4)	248.61%	255.48%	207.96%	170.67%	129.77%	76.13%	49.76%	15.89%	21.60%	8.79%
Money Market I Fund (Division 2)	40.48%	36.58%	30.40%	25.75%	20.79%	16.01%	11.59%	6.79%	3.92%	2.22%
Stock Index Fund (Division 10)	186.74%	229.89%	267.56%	207.92%	142.21%	83.82%	51.27%	11.29%	11.63%	2.62%

  PAYOUT PAYMENTS

  Assumed Investment Rate

  The discussion concerning the amount of payout payments which follows this section is based on an Assumed Investment Rate of 3 1/2% per annum. However, the Company will permit each Annuitant choosing a variable payout option to select an Assumed Investment Rate permitted by state law or regulations other than the 3 1/2% rate described in this prospectus as follows: 4 1/2% or 5% per annum. The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of VALIC Separate Account A.

  Amount of Payout Payments

  The amount of the first variable payout payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable payout as of the tenth day immediately preceding the date payout payments commence, the amount of any premium tax owed, the payout option selected, and the age of the Annuitant.

  The Contracts contain tables indicating the dollar amount of the first payout payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3 1/2%, 4% and 5% per annum (3 1/2% in the group Contract).

  The portion of the first monthly variable payout payment derived from a Division of VALIC Separate Account A is divided by the Payout Unit Value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed payout payment.

  In any subsequent month, the dollar amount of the variable payout payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit Value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous payout payment, less an adjustment to neutralize the 3 1/2% or other Assumed Investment Rate referred to above.

  Therefore, the dollar amount of variable payout payments after the first year will vary with the amount by which the net investment return is greater or less than 3 1/2% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first payout payment in the next year will be approximately 1 1/2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first payout payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

  Each deferred Contract provides that, when fixed payout payments are to be made under one of the first four payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.

  Payout Unit Value

  The value of a Payout Unit is calculated at the same time that the value of an Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Purchase Period" in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under "Payout Period."

  The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.

  Illustration of Calculation of Payout Unit Value

  Example 8.

  1. Payout Unit value, beginning of period $ .980000

  2. Net investment factor for Period (see Example 3) 1.023558

  3. Daily adjustments for 3 1/2% Assumed Investment Rate .999906

  4. (2)x(3) 1.023462

  5. Payout Unit value, end of period (1) X (4) $ 1.002993

  Illustration of Payout Payments

  Example 9. Annuitant age 65, Life Annuity with 120 Payments Certain

  1. Number of Purchase Units at Payout Date 10,000.00

  2. Purchase Unit value (see Example 3) $ 1.800000

  3. Account Value of Contract (1) X (2) $ 18,000.00

  4. First monthly Payout Payment per $1,000 of Account Value $ 6.57

  5. First monthly Payout Payment (3) X (4) divided by 1,000 $ 118.26

  6. Payout Unit value (see Example 8) $ .980000

  7. Number of Payout Units (5) divided by (6) $ 120.673

  8. Assume Payout Unit value for second month equal to $ .997000

  9. Second monthly Payout Payment (7) X (8) $ 120.31

  10. Assume Payout Unit value for third month equal to $ .953000

  11. Third monthly Payout Payment (7) X (10) $ 115.00

  DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

  The Company has qualified or intends to qualify the Contracts for sale in all fifty states and the District of Columbia and will commence offering the Contracts promptly upon qualification in each such jurisdiction.

  The Contracts are sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers which are members of the National Association of Securities Dealers, Inc. (the "NASD"). The principal underwriter for the Separate Account is American General Distributors, Inc. (the "Distributor"), an affiliate of the Company. The Distributor's address is 2929 Allen Parkway, Houston, Texas 77019. The Distributor is a Texas corporation and is a member of the NASD.

  The licensed agents who sell the Contracts will be compensated for such sales by commissions which will range up to 6.0% of each Purchase payment. Managers who supervise the agents will receive overriding commissions ranging up to 1% of Purchase payments. (These various commissions are paid by the Company and do not result in any charge to Contract Owners or to the Separate Account in addition to the charges described under "Charges Under Variable Annuity Contracts").

  Pursuant to its underwriting agreement with the Distributor and the Separate Account, the Company reimburses the Distributor for reasonable sales expenses, including overhead expenses. Sales commissions paid for the years 1999, 2000 and 2001 were $24,202, $25,401 and $13,353 respectively. The Distributor retained $0 in commissions for those same years.

  EXPERTS

  The consolidated balance sheets of the Company at December 31, 2001 and 2000, and the related consolidated statements of income, changes in stockholder's equity, comprehensive income, and cash flows for the years ended December 31, 2001, 2000 and 1999, and the statements of net assets and operations for the Company's Separate Account A at December 31, 2001 and for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

  The address of Ernst & Young LLP, independent auditors for the financial statements of the Company and the Company's Separate Account A, is One Houston Center, 1221 McKinney Street, Suite 2400, Houston, Texas 77010-2007.

  COMMENTS ON FINANCIAL STATEMENTS

  The financial statements of The Variable Annuity Life Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

  Divisions One, Two, Four, Five, and Ten, are the only Divisions available under the Contracts described in the Prospectus. The Separate Account financial statements contained herein reflect the composition of the Separate Account as of December 31, 2001.

  Printed Matter

  Printed in U.S.A. VA 2620-1 REV 5/02

  The Variable Annuity Life Insurance Company, Houston, Texas

  Recycled Paper

  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT A

  UNITS OF INTEREST UNDER GROUP AND

  INDIVIDUAL FIXED AND VARIABLE ANNUITY CONTRACTS

  INDEPENDENCE PLUS CONTRACT SERIES

  STATEMENT OF ADDITIONAL INFORMATION

  FORM N-4 PART B

  MAY 1, 2002

  This Statement of Additional Information ("SAI") is not a prospectus but contains information in addition to that set forth in the Prospectus for the Independence Plus Contract Series* dated May 1, 2002 ("Contracts") and should be read in conjunction with the Prospectus. The terms used in this SAI have the same meaning as those set forth in the Prospectus. A Prospectus may be obtained by calling or writing The Variable Annuity Life Insurance Company (the "Company") at 2929 Allen Parkway, Houston, Texas 77019 or 1-800-428-2542 (option 3). Prospectuses are also available on the internet at www.aigvalic.com.

  (* The Independence Plus Contract Series is composed of Contract Forms UIT-585-96 and UITG-585-96.)

  Page

  General Information 3

  Marketing Information 3

  Types of Variable Annuity Contracts 3

  Federal Tax Matters 3

  General 3

  Taxes Payable by Participants and Annuitants 4

  Section 403(b) Annuities for Employees of Certain Tax-Exempt Organizations or

  Public Educational Institutions 4

  Section 401 Qualified Pension, Profit-Sharing or Annuity Plans 5

  Section 408(b) Individual Retirement Annuities (other than Roth IRAs) 5

  Simplified Employee Pension Plans 6

  Section 457 Deferred Compensation Plans of Public Employers and Tax-Exempt Organizations 7

  Private Employer Unfunded Deferred Compensation Plans 8

  Non-Qualified Contracts 8

  Fund Diversification 9

  Exchange Privilege 9

  Exchanges from Independence Plus Contracts 9

  Exchanges from V-Plan Contracts 10

  Exchanges from SA-1 and SA-2 Contracts 11

  Exchanges from Impact Contracts 13

  Exchanges from Compounder Contracts 14

  Information which may be Applicable to any Exchange 14

  Calculation of Surrender Charge 15

  Illustration of Surrender Charge on Total Surrender 15

  Illustration of Surrender Charge on a 10% Partial Surrender Followed by a Full Surrender 16

  Purchase Unit Value 17

  Illustration of Calculation of Purchase Unit Value 17

  Illustration of Purchase of Purchase Units 17

  Performance Calculations 17

  Money Market Division Yields 17

  Calculation of Current Yield for Money Market Division Six 17

  Illustration of Calculation of Current Yield Money Market Division Six 17

  Calculation of Effective Yield for Money Market Division Six 17

  Illustration of Calculation of Effective Yield for Money Market Division Six 18

  Standardized Yield for Divisions Seven, Eight and Thirteen 18

  Calculation of Standardized Yield for Divisions Seven, Eight and Thirteen 18

  Illustration of Calculation of Standardized Yield for Divisions Seven, Eight and Thirteen 18

  Calculation of Average Annual Total Return 19

  Performance Information 20

  Payout Payments 23

  Assumed Investment Rate 23

  Amount of Payout Payments 23

  Payout Unit Value 24

  Illustration of Calculation of Payout Unit Value 24

  Illustration of Payout Payments 24

  Distribution of Variable Annuity Contracts 25

  Experts 25

  Comments on Financial Statements 25

  GENERAL INFORMATION

  MARKETING INFORMATION

  The Company has targeted not-for-profit organizations as the central focus of its marketing efforts for its Contracts. Specifically, the Company's marketing thrust is aimed at individuals and groups associated with public and private schools, colleges and universities, not-for-profit health care organizations, state and local governments and other not-for-profit organizations.

  The Company, in its marketing efforts to each of the market segments, may from time to time design sales literature and material specifically for its particular market segments. The sales literature and material may address specifically the group's contract and retirement plan.

  From time to time the Company may refer to the diversifying process of asset allocation based on the Modern Portfolio Theory developed by Nobel Prize winning economist Harry Markowitz.

  When presenting the asset allocation process the Company may outline the process of personal and investment risk analysis including determining individual risk tolerances and a discussion of the different types of investment risk. The Company may classify investors into categories based on their risk tolerance and will quote various industry experts on which types of investments are best suited to each of the risk categories. The industry experts quoted may include Ibbotson Associates, CDA Investment Technologies, Lipper Analytical Services, Inc. ("Lipper"), The Variable Annuity Research and Data Services ("VARDS") Report, Wilson Associates, Morningstar, Inc. ("Morningstar") and any other expert which has been deemed by the Company to be appropriate. The Company may also provide a historical overview of the performance of a variety of investment market indexes, the performance of these indexes over time, and the performance of different asset categories, such as stocks, bonds, cash equivalents, etc. The Company may also discuss investment volatility (standard deviation) including the range of returns for different asset categories and classes over different time horizons, and the correlation between the returns of different asset categories and classes. The Company may also discuss the basis of portfolio optimization including the required inputs and the construction of efficient portfolios using sophisticated computer-based techniques. Finally, the Company may describe various investment strategies and methods of implementation such as the use of index funds versus actively managed funds, the use of dollar cost averaging techniques, the tax status of contributions, and the periodic rebalancing of diversified portfolios.

  TYPES OF VARIABLE ANNUITY CONTRACTS

  Flexible payment deferred annuity Contracts are offered in connection with the Prospectus to which this SAI relates.

  Under flexible payment deferred annuity Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first Payment. Purchase Payments are subject to any minimum payment requirements under the Contract.

  The Contracts are non-participating and will not share in any of the profits of the Company.

  FEDERAL TAX MATTERS

  Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax advisor about your own circumstances.

  This Section summarizes the major tax consequences of contributions, payments, and withdrawals under Portfolio Director, during life and at death.

  It is the opinion of VALIC and its tax counsel that a Qualified Contract described in Section 403(a), 403(b), or 408(b) of the Code does not lose its deferred tax treatment if Purchase Payments under the contract are invested in publicly available mutual funds. In 1999, the Internal Revenue Service ("IRS") confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

  In its ruling in 1981, the IRS had taken the position that, where purchase payments under a variable annuity contract are invested in publicly available mutual funds, the contract owner should be treated as the owner of the mutual fund shares, and deferred tax treatment under the contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation (Code Section 817(h)) which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

  It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

  For Non-Qualified Contracts, not all Variable Account Options are available within your contract. Variable Account Options that are invested in Mutual Funds available to the general public outside of annuity contracts or life insurance contracts will be offered only to non-natural persons pursuant to the meaning of Section 72 of the Code. Investment earnings on contributions to Non-Qualified Contracts which are not owned by natural persons will be taxed currently to the owner, and such contracts will not be treated as annuities for federal income tax purposes.

  Economic Growth and Tax Relief Reconciliation Act of 2001

  For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration. Furthermore, a number of states have not enacted legislation that conforms the state tax treatment of these contributions and distributions to the federal standard. In the absence of legislation or guidance from these non-conforming states, the state tax treatment of these funds, including any transfer or rollover that is permitted under EGTRRA but was not permitted prior to 2002, is currently unclear.

  Tax Consequences of Purchase Payments

  403(b) Annuities. Purchase Payments made by Section 501(c)(3) tax-exempt organizations and public educational institutions toward Contracts for their employees are excludable from the gross income of employees, to the extent aggregate Purchase Payments do not exceed several competing tax law limitations on contributions. This gross income exclusion applies both to employer contributions and to your voluntary and nonelective salary reduction contributions.

  Your voluntary salary reduction contributions are generally limited to $11,000 ($9,500 before 1998; $10,000 in 1998 and 1999; $10,500 in 2000 and 2001), although additional, "catch-up" contributions are permitted under certain circumstances. Combined employer and salary reduction contributions are generally limited to $40,000, effective in 2002, or up to 100% of salary. In addition, after 1988 employer contributions for highly compensated employees may be further limited by applicable nondiscrimination rules.

  401(a) and 403(a) Qualified Plans. Purchase Payments made by an employer (or a self-employed individual) under a qualified pension, profit-sharing or annuity plan are excluded from the gross income of the employee. Purchase Payments made by an employee generally are made on an after-tax basis, unless eligible for pre-tax treatment by reason of Sections 401(k) or 414(h).

  408(b) Individual Retirement Annuities ("408(b) "Traditional" IRAs"). Annual tax-deductible contributions for 408(b) IRA Contracts are limited to the lesser of $3,000 or 100% of compensation ($3,500 if you are over 50), and generally fully deductible only by individuals who:

  (i) are not active participants in another retirement plan, and are not married;

  (ii) are not active participants in another retirement plan, are married, and either (a) the spouse is not an active participant in another retirement plan, or (b) the spouse is an active participant, but the couple's adjusted gross income does not exceed $150,000.

  (iii) are active participants in another retirement plan, are unmarried, and have adjusted gross income of $34,000 or less ($32,000 for 2001 and 2000; $31,000 for 1999, $30,000 for 1998, $25,000 or less prior to 1998); or

  (iv) are active participants in another retirement plan, are married, and have adjusted gross income of $54,000 or less ($52,000 for 2001 and 2000; $51,000 for 1999, $50,000 for 1998, $40,000 or less prior to 1998; adjusted upward for inflation after 1998).

  Active participants in other retirement plans whose adjusted gross income exceeds the limits in (ii), (iii) or (iv) by less than $10,000 are entitled to make deductible 408(b) IRA contributions in proportionately reduced amounts. If a 408(b) IRA is established for a nonworking spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses' Contracts cannot exceed the lesser of $6,000 or 100% of the working spouse's earned income, and no more than $3,000 may be contributed to either spouse's IRA for any year. The $6,000 limit increases to $7,000 if each spouse is over age 50.

  You may be eligible to make nondeductible IRA contributions of an amount equal to the excess of:

  (i) the lesser of $3,000 ($3,500 if you are over 50, and $6,000 for you and your spouse's IRA, or $7,000 if you are both over 50) or 100% of compensation, over

  (ii) your applicable IRA deduction limit.

  You may also make contributions of eligible rollover amounts from other qualified plans and contracts. See Tax-Free Rollovers, Transfers and Exchanges.

  408A "Roth" Individual Retirement Annuities ("408A "Roth" IRAs"). After 1997, annual nondeductible contributions for 408A "Roth" IRA Contracts are limited to the lesser of $3,000 or 100% of compensation ($3,500 if you are over 50), and may be made only by individuals who:

  (i) are unmarried and have adjusted gross income of $95,000 or less; or

  (ii) are married and filing jointly, and have adjusted gross income of $150,000 or less.

  The available nondeductible 408A "Roth" IRA contribution is reduced proportionately to zero where modified AGI is between $150,000 and $160,000 for those who are married filing joint returns. No contribution may be made for those with modified AGI over $160,000. Similarly, the contribution is reduced for those who are single with modified AGI between $95,000 and $110,000, with no contribution for singles with modified AGI over $110,000. Similarly, individuals who are married and filing separately and whose modified AGI is over $10,000 may not make a contribution to a Roth IRA; a portion may be contributed for modified AGI between $0 and $10,000.

  All contributions to 408(b) IRAs, traditional nondeductible IRAs and 408A "Roth" IRAs must be aggregated for purposes of the $3,000 annual contribution limit.

  457 Plans. A unit of a state or local government may establish a deferred compensation program for individuals who perform services for the government unit. In addition, a non-governmental tax-exempt employer may establish an eligible deferred compensation program for individuals who: (i) perform services for the employer, and (ii) belong to a select group of management or highly compensated employees and/or independent contractors.

  This type of program allows eligible individuals to defer the receipt of compensation (and taxes thereon) otherwise presently payable to them. If the program is an eligible deferred compensation plan (an "EDCP"), in 2000 you and your employer may contribute (and defer tax on) the lesser of $11,000 (8,500 for 2001) (indexed for inflation) or 33 1/3% of your "includible" compensation (compensation from the employer currently includible in taxable income). Additionally, catch-up deferrals are permitted in the final three years before the year you reach normal retirement age.

  The employer uses deferred amounts to purchase the Contracts offered by this prospectus. For plans maintained by a unit of a state or local government, the Contract is generally held for the exclusive benefit of plan participants, although certain Contracts remained subject to the claims of the employer's general creditors until 1999. The employee has no present rights to any vested interest in the Contract and is entitled to payment only in accordance with the EDCP provisions.

  Simplified Employee Pension Plan ("SEP"). Employer contributions under a SEP are made to a separate individual retirement account or annuity established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees' compensation. Employer contributions are excludable from employees' taxable income. The employer may contribute up to 15% of your compensation or $40,000 ($35,000 before 2001), whichever is less. You may be able to make higher contributions if you are over age 50, subject to certain conditions.

  Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP. In 1998 and 1999, these salary reductions were not permitted to exceed $10,000 per year. The limit for 2000 and 2001 was $10,500, and $11,000 in 2002. This limit is indexed and may be increased in future years. Such plans if established by December 31, 1996, may still allow employees to make these contributions.

  SIMPLE IRA. Employer and employee contributions under a SIMPLE Retirement Account Plan are made to a separate individual retirement account or annuity for each employee. Employee salary reduction contributions cannot exceed $7,000 ($6,500 in 2001 and $6,000 before 2001) in any year. You may be able to make higher contributions if you are over age 50, subject to certain conditions. Employer contributions can be a matching or a nonelective contribution of a percentage as specified in the Code. Only employers with 100 or fewer employees can maintain a SIMPLE IRA plan, which must also be the only plan the employer maintains.

  Non-Qualified Contracts. Purchase Payments made under Non-Qualified Contracts are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit Value of a Non-Qualified Contract resulting from the investment performance of VALIC Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons, however, are currently taxable on any increase in the Purchase Unit Value attributable to Purchase Payments made after February 28, 1986 to such Contracts.

  Unfunded Deferred Compensation Plans. Private taxable employers may establish unfunded, non-qualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1986, and not subsequently modified, are also subject to the rules discussed below.

  An unfunded, deferred compensation plan is a bare contractual promise on the part of the employer to defer current wages to some future time. The Contract is owned by the employer and remains subject to the claims of the employer's general creditors. Private taxable employers that are not natural persons, however, are currently taxable on any increase in the Purchase Unit Value attributable to Purchase Payments made on or after February 28, 1986 to such Contracts. Participants have no present right or vested interest in the Contract and are only entitled to payment in accordance with plan provisions.

  Tax Consequences of Distributions

  403(b) Annuities. Voluntary salary reduction amounts accumulated after December 31, 1988, and earnings on voluntary contributions before and after that date, may not be distributed before one of the following:

  (1) attainment of age 59 1/2;

  (2) separation from service;

  (3) death;

  (4) disability, or

  (5) hardship (hardship distributions are limited to salary reduction contributions only, exclusive of earnings thereon).

  Similar restrictions will apply to all amounts transferred from a section 403(b)(7) custodial account other than rollover contributions.

  Distributions are taxed as ordinary income to the recipient in accordance with Section 72.

  401(a) and 403(a) Qualified Plans. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (investment in the Contract). If you or your Beneficiary receive a "lump sum distribution" (legally defined term), the taxable portion may be subject to special 5-year or 10-year income averaging treatment. Five-year forward averaging is unavailable for distributions occurring after December 31, 1999. Ten-year income averaging uses tax rates in effect for 1986, allows 20% capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974, and is available if you were 50 or older on January 1, 1986.

  408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Distributions are generally taxed as ordinary income to the recipient. Rollovers from a Traditional IRA to a Roth IRA, and conversions of a Traditional IRA to a Roth IRA, where permitted, are generally taxable in the year of the rollover or conversion. Such rollovers or conversions completed in 1998 were generally eligible for pro-rata federal income taxation over four years. Individuals with adjusted gross income over $100,000 are generally ineligible for such conversions, regardless of marital status, as are married individuals who file separately.

  408A "Roth" IRAs. "Qualified" distributions upon attainment of age 59 1/2, upon death or disability or for first-time homebuyer expenses are tax-free as long as five or more years have passed since the first contribution to taxpayer's first 408A "Roth" IRA. Qualified distributions may be subject to state income tax in some states. Other distributions are generally taxable to the extent that the distribution exceeds purchase payments.

  457 Plans. Amounts received from an EDCP are includible in gross income for the taxable year in which they are paid or otherwise made available to the recipient.

  Unfunded Deferred Compensation Plans. Amounts received are includible in gross income for the taxable year in which the amounts are paid or otherwise made available to the recipient.

  Non-Qualified Contracts. Partial redemptions from a Non-Qualified Contract purchased after August 13, 1982 (or allocated to post-August 13, 1982 Purchase Payments under a pre-existing Contract), generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity. Partial redemptions from a Non-Qualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his pre-August 14, 1982 investment in the Contract. The amount received in a complete redemption of a Non-Qualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owner's investment in the Contract. Two or more Contracts purchased from VALIC (or an affiliated company) by a Contract Owner within the same calendar year, after October 21, 1988, are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.

  When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Upon death prior to recovering tax-free their entire investment in the Contract, such individuals generally are entitled to deduct the unrecovered amount on their final tax return.

  Special Tax Consequences - Early Distribution

  403(b) Annuities, 401(a) and 403(a) Qualified Plans, 408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Taxable distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:

  (1) death;

  (2) disability;

  (3) separation from service after a participant reaches age 55 (only applies to 403(b), 401(a), 403(a));

  (4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary), and

  distributions which do not exceed the employee's tax deductible medical expenses for the taxable year of receipt.

Separation from service is not required for distributions from a Traditional IRA, SEP or SIMPLE IRA under (4) above. Certain distributions from a SIMPLE IRA within two years after first participating in the plan may be subject to a 25% penalty, rather than a 10% penalty.

Currently, distributions from 408(b) IRAs on account of the following additional reasons are also excepted from this penalty tax:

(6) distributions up to $10,000 (in the aggregate) to cover costs of acquiring, constructing or reconstructing the residence of a first-time homebuyer, and

(7) distributions to cover certain costs of higher education: tuition, fees, books, supplies and equipment for the IRA owner, a spouse, child or grandchild, and

(8) distributions to cover certain medical care or long term care insurance premiums, for individuals who have received federal or state unemployment compensation for 12 consecutive months.

408A "Roth" IRAs. Distributions, other than "qualified" distributions where the five-year holding rule is met, are generally subject to the same 10% penalty tax as other IRAs. Distributions of rollover or conversion contributions from an IRA which are not qualified distributions, may be subject to additional penalty taxes.

457 Plans. Distributions generally may be made under an EDCP prior to separation from service only for unforeseeable emergencies, or for amounts under $5,000 for inactive Participants, and are includible in the recipient's gross income in the year paid.

Non-Qualified Contracts. A 10% penalty tax applies to the taxable portion of a distribution received before age 59 1/2 under a Non-Qualified Contract, unless the distribution is:

(1) to a Beneficiary on or after the Contract Owner's death;

(2) upon the Contract Owner's disability;

(3) part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner, or the lives or joint life expectancy of the Contract Owner and Beneficiary;

(4) made under an immediate annuity contract, or

(5) allocable to Purchase Payments made before August 14, 1982.

Special Tax Consequences - Required Distributions

403(b) Annuities. Generally, minimum required distributions must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires. Required distributions must be made over a period that does not exceed the life or life expectancies of the Participant (or lives or joint life expectancies of the Participant and Beneficiary). The minimum amount payable can be determined several different ways. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:

(i) must begin to be paid when Participant attains age 75; and

(ii) the present value of payments expected to be made over the life of the Participant, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the "50% rule").

The 50% rule will not apply if a Participant's spouse is the joint annuitant. Notwithstanding these pre-January 1, 1987 rules the entire contract balance must meet the minimum distribution incidental benefit requirement of Section 403(b)(10).

At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as under the method elected by the Participant and in effect at the time of death.

A participant generally may aggregate his or her 403(b) contracts and accounts for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such contracts or accounts, unless the plan, contract, or account otherwise provides.

401(a) and 403(a) Qualified Plans. Minimum distribution requirements for Qualified Plans are generally the same as described for 403(b) Annuities, except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement.

408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Minimum distribution requirements are generally the same as described above for 403(b) Annuities, except that:

(1) there is no exception for pre-1987 amounts; and

(2) there is no available postponement, past April 1 of the calendar year following the calendar year in which age 70 1/2 is attained.

A participant generally may aggregate his or her IRAs for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such contracts or accounts, unless the contract or account otherwise provides.

408A "Roth" IRAs. Minimum distribution requirements generally applicable to 403(b) Annuities, 401(a) and 403(a) Qualified Plans, 408(b) IRAs, SEPs and 457 Plans do not apply to 408A "Roth" IRAs during the owner's lifetime, but generally do apply at the owner's death.

A participant generally may aggregate his or her Roth IRAs inherited from the same decedent for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such contracts or accounts, unless the contract or account otherwise provides.

457 Plans. Beginning January 1, 1989, the minimum distribution requirements for EDCP's are generally the same as described above for 403(b) Annuities except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement. Distributions must satisfy the irrevocable election requirements applicable to 457 Plans.

Non-Qualified Contracts. Non-Qualified Contracts do not require commencement of distributions at any particular time during the Owner's lifetime, provided that the Owner is a natural person, and generally do not limit the duration of annuity payments.

At the Owner's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as under the method elected by the Owner at the time of death. Similar distribution requirements will also apply if the Owner is not a natural person, if the Annuitant dies or is changed.

Tax-Free Rollovers, Transfers and Exchanges

See the EGTRRA information above.

403(b) Annuities. Tax free transfers between 403(b) annuity contracts and/or 403(b)(7) custodial accounts, and tax-free rollovers from 403(b) programs to 408(b) IRAs or other 403(b) programs, are permitted under certain circumstances.

401(a) and 403(a) Qualified Plans. The taxable portion of certain distributions may be transferred in a tax-free rollover to a 408(b) individual retirement account or annuity, or to another such plan.

408(b) Traditional IRAs and SEPs. Funds may be transferred tax-free to a 408(b) IRA Contract in a tax-free rollover, from a 403(b) Annuity, or 401(a) or 403(a) Qualified Plan, under certain conditions. These amounts may subsequently be rolled over on a tax-free basis to another such plan or 403(b) Annuity Contract from this "conduit" IRA. In addition, tax-free rollovers may be made from one 408(b) IRA (other than a Roth IRA) to another provided that no more than one such rollover is made during any twelve-month period.

408A "Roth" IRAs. Funds may be transferred tax-free from one 408A "Roth" IRA to another. Funds in a 408(b) IRA may be rolled in a taxable transaction to a 408A "Roth" IRA by individuals who:

(i) have adjusted gross income of $100,000 or less, whether single or married filing jointly;

(ii) are not married filing separately.

Special, complicated rules governing holding periods, avoidance of the 10% penalty tax and ratable recognition of 1998 income also apply to rollovers from 408(b) IRAs to 408A "Roth" IRAs, and may be subject to further modification by Congress. You should consult your tax advisor regarding the application of these rules.

408(p) SIMPLE IRAs. Funds may generally be rolled over tax free from a SIMPLE IRA to a 408(b) IRA. However, during the two-year period beginning on the date you first participate in any SIMPLE IRA plan of your employer, SIMPLE IRA funds may only be rolled to another SIMPLE IRA.

457 Plans. Tax-free transfer of EDCP amounts are permitted only to another EDCP.

Non-Qualified Contracts. Certain of the Non-Qualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. A full or partial exchange of one annuity contract for another is a tax-free transaction under Section 1035, provided that the requirements of that Section are satisfied. However, the exchange is reportable to the IRS.

EXCHANGE PRIVILEGE

In the prospectus we described generally how under certain conditions we will allow you to exchange from other fixed and/or variable contracts we issue (other contracts) to Portfolio Director Plus. A more detailed comparison of the features, charges and restrictions between each of these listed other contracts and Portfolio Director Plus is provided below.

Exchanges From Independence Plus Contracts

(UIT-585 and UITG-585)

Sales/Surrender Charges. Under an Independence Plus Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within five years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. Up to 10% of the Account Value may be surrendered in a Participant Year without any surrender charge being imposed. Portfolio Director Plus imposes a similar surrender charge upon total or partial surrenders. Both the Portfolio Director Plus and Independence Plus Contracts have other similar provisions where surrender charges are not imposed. However, Portfolio Director Plus provides at least one additional provision, not included in Independence Plus Contracts, under which no surrender charge will be imposed. An additional provision allows election of a systematic withdrawal method without surrender charges. For purposes of satisfying the fifteen-year and five-year holding requirements described under "Surrender Charge" in the prospectus, Portfolio Director Plus will be deemed to have been issued on the same date as the Independence Plus Contract or certificate thereunder, but no earlier than January 1, 1982. Purchase Payments exchanged into Portfolio Director Plus and which were made within five years before the date of exchange will be treated as Purchase Payments under Portfolio Director Plus for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director Plus on the date they were made to Independence Plus Contracts for purposes of calculating the surrender charge under Portfolio Director Plus.

Other Charges. Under the Independence Plus Contracts, a maintenance charge of $20 is assessed for the first year and an annual charge of $15 is assessed for the second and later years during the accumulation period. The charge is due in quarterly installments. A daily fee is charged at the annual rate of 1% of the daily net asset value allocable to the Variable Subaccounts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director Plus, a quarterly account maintenance fee of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director Plus. The fee may also be reduced or waived by the Company for Portfolio Director Plus if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance fee and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director Plus, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director Plus), depending upon the Variable Account Options selected, if any, on the daily net asset value of VALIC Separate Account A is attributable to Portfolio Director Plus.

Investment Options. Under Independence Plus Contracts ten divisions of VALIC Separate Account A are available variable investment alternatives, each investing in shares of a different underlying fund of North American Funds Variable Product Series I ("NAFV I"). The ten mutual funds are managed by the Company for advisory fees at annual rates ranging from .26% to .50% of each respective portfolio's average daily net assets. In addition, two fixed investment options are available. Under Portfolio Director Plus, 64 divisions of VALIC Separate Account A are available, 21 of which invest in different investment portfolios of NAFV I, 15 of which invest in different portfolios of North American Funds Variable Product Series II ("NAFV II") and 28 of which invest in other mutual fund portfolios. These mutual fund portfolios are managed either by the Company or other investment managers for advisory fees at annual rates ranging from 0.00% to 1.50% of each portfolio's or mutual fund's average daily net assets. Three fixed investment options are also available.

Annuity Options. Annuity options under Independence Plus Contracts provide for payments on a fixed or variable basis, or a combination of both. The Independence Plus Contract permits annuity payments for a designated period between 3 and 30 years. Portfolio Director Plus permits annuity payments for a designated period between of 5 and 30 years. Independence Plus Contracts and Portfolio Director Plus both provide for "betterment of rates." Under this provision, annuity payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

Exchanges From V-Plan Contracts

(IFA-582 and GFA-582)

Sales/Surrender Charges. Under a V-Plan Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 7% of the Purchase Payments withdrawn within five years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. Up to 10% of the account value may be surrendered in a Participant Year without any surrender charge being imposed. Portfolio Director Plus also imposes a surrender charge upon total or partial surrenders. However, the surrender charge under Portfolio Director Plus may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. V-Plan Contracts have other provisions where surrender charges are not imposed. However, Portfolio Director Plus provides at least two additional provisions, not included in V-Plan Contracts, under which no surrender charge will be imposed. Those Portfolio Director Plus provisions include no surrender charge on an election of the no charge systematic withdrawal method, and where an employee-participant has maintained the account for a period of five years and has attained the age 59 1/2. For purposes of satisfying the fifteen-year and five-year holding requirements, Portfolio Director Plus will be deemed to have been issued on the same date as the V-Plan Contract or certificate thereunder, but no earlier than January 1, 1982.

If there is a total or partial surrender, Purchase Payments exchanged into Portfolio Director Plus and which were made within five years before the date of exchange will be treated as Purchase Payments under Portfolio Director Plus for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director Plus on the date they were made to the V-Plan Contract for purposes of calculating the surrender charge under Portfolio Director Plus.

Other Charges. There are no administrative and risk charges under V-Plan Contracts. For Portfolio Director Plus, a quarterly account maintenance fee of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fees begin immediately if an exchange is made into any Variable Account Option offered under Portfolio Director Plus. The fee may also be reduced or waived by the Company on Portfolio Director Plus if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance fee and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director Plus, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director Plus), depending upon the Variable Account Options selected, if any, on the daily net asset value of the VALIC Separate Account A is attributable to Portfolio Director Plus.

Investment Options. There are no variable investment alternatives provided under V-Plan Contracts.

Annuity Options. Annuity options under V-Plan Contracts provide for payments on a fixed basis only. The V-Plan Contract permits annuity payments for a designated period of 1 to 15 years. Under a V-Plan Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director Plus permits Payout Payments for a designated period of between 5 and 30 years on a fixed basis only. Under Portfolio Director Plus, Payout Payments may be made on a fixed or variable basis, or a combination of both. Portfolio Director Plus does not provide for commutation. V-Plan Contracts and Portfolio Director Plus both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

Exchanges From SA-1 and SA-2 Contracts

(GUP-64, GUP-74, GTS-VA)

Sales/Surrender Charges. Under the SA-1 and SA-2 Contracts a sales and administrative charge is deducted from each Purchase Payment. This charge ranges from 5% of the first $5,000 of Purchase Payments to 3% of Purchase Payments in excess of $15,000. If a SA-1 or SA-2 Contract is exchanged for Portfolio Director Plus the surrender charge under Portfolio Director Plus will not apply to the amount of Account Value applied to Portfolio Director Plus ("Exchanged Amount"). Purchase Payments made to Portfolio Director Plus, however, would be subject to a surrender charge. In the case of a partial surrender, all Purchase Payments to Portfolio Director Plus will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. No exchange pursuant to this offer will be allowed within 120 days of a transfer of fixed accumulations under a SA-1 or SA-2 Contract to the variable portion of such Contract. Under Portfolio Director Plus, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first.

Other Charges. A charge of a percentage of each Purchase Payment is made for administrative expenses for SA-1 and SA-2 Contracts. The charge is generally 1.25% and is included in the above sales and administrative charge. An additional daily charge (at an annual rate of 1% of total net assets attributable to SA-1 Contracts and ranging from .21% to .85% of total net assets attributable to SA-2 Contracts) is made for mortality and expense risks assumed by the Company under the variable portion of the Contract. The total of these expenses and other charges is limited to a maximum of the rate imposed on SA-1 and SA-2 Contracts on April 1, 1987. For Portfolio Director Plus, a quarterly account maintenance fee of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director Plus. The fee may also be reduced or waived by the Company on Portfolio Director Plus if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance fee and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director Plus, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director Plus), depending upon the Variable Account Options selected, if any, on the average daily net asset value of the Separate Account is attributable to Portfolio Director Plus.

Investment Options. Under SA-1 and SA-2 Contracts only one division of VALIC Separate Account A is available as a variable investment alternative. This division invests in a portfolio of NAFV I, the North American-AG Stock Index Fund. This portfolio is managed by the Company for advisory fees at an annual rate of .26% of the portfolio's average daily net assets. Under a "grandfathering" arrangement, the total advisory fees and certain other charges imposed against these Contracts are limited to a maximum of the rate charged on April 1, 1987. The maximum expense ratio for the GUP and GTS VA Contracts is 1.4157% and 0.6966%, respectively. Under Portfolio Director Plus, 64 divisions of VALIC Separate Account A are available, 21 of which invest in different investment portfolios of NAFV I, 15 of which invest in different portfolios of NAFV II and 28 of which invest in other mutual fund portfolios. These mutual fund portfolios are managed either by the Company or other investment managers for advisory fees at annual rates ranging from 0.00% to 1.50% of each portfolio's or mutual fund's average daily net assets. Three fixed investment options are also available.

Annuity Options. Annuity options under the SA-1 and SA-2 Contracts provide for payments on a fixed or variable basis, or a combination of both. The SA-1 Contract annuity payments under a designated period option are limited to 15 years on a fixed basis only. Under this Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. SA-2 Contracts do not provide a designated period option nor do they provide for commutation. Portfolio Director Plus permits Payout Payments for a designated period of between 5 and 30 years. The SA-1 and SA-2 Contracts make no provision for transfers from a separate account to a fixed annuity during the annuity period. This option, subject to certain conditions, is available under Portfolio Director Plus. The SA-1 Contracts provide an option for monthly variable annuity payments to be made at a level payment basis during each year of the annuity period. Portfolio Director Plus does not provide this option. SA-1 and Portfolio Director Plus, but not SA-2 Contracts, both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

Exchanges From Impact Contracts

(UIT-981)

Sales/Surrender Charges. Under an Impact Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 5% of the Purchase Payments withdrawn within three years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. Portfolio Director Plus also imposes a surrender charge upon total or partial surrenders which may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. Portfolio Director Plus also has other provisions where surrender charges are not imposed. For purposes of satisfying the fifteen- year and five-year holding requirements, Portfolio Director Plus will be deemed to have been issued on the same date as the Impact Contract, or certificate thereunder, but no earlier than January 1, 1982. Only Purchase Payments exchanged into Portfolio Director Plus which were made within three years before the date of exchange will be treated as Purchase Payments under Portfolio Director Plus for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director Plus on the date they were made to Impact Contracts for purposes of calculating the surrender charge under Portfolio Director Plus.

Other Charges. Under Impact Contracts, a $30 annual charge is assessed once a year to cover administrative expenses. The charge may, with prior regulatory approval if required, be increased or decreased. In addition, a daily charge is made at an annual rate of 1% of the net asset value allocable to the Impact Contracts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director Plus, a quarterly account maintenance fee of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director Plus. The fee may also be reduced or waived by the Company on Portfolio Director Plus if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance fee and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director Plus, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director Plus), depending upon the Variable Account Options selected, if any, on the daily net asset value of the Separate Account is attributable to Portfolio Director Plus.

Investment Options. Under the Impact Contract five divisions of Separate Account A are available as variable investment alternatives, each investing in shares of a different underlying fund of NAFV I. The five mutual funds are managed by the Company for advisory fees at annual rates ranging from .26% to .50% of each respective portfolio's average daily net assets. Under Portfolio Director Plus, 64 divisions of VALIC Separate Account A are available, 21 of which invest in different investment portfolios of NAFV I, 15 of which invest in different portfolios of NAFV II and 28 of which invest in other mutual fund portfolios. These mutual fund portfolios are managed either by the Company or other investment managers for advisory fees at annual rates ranging from 0.00% to 1.50% of each portfolio's or mutual fund's average daily net assets. Three fixed investment options are also available.

Annuity Options. Annuity options under Impact Contracts provide for payments on a fixed or variable basis, or a combination of both. The Impact Contract permits annuity payments for a designated period of 1 to 15 years. Under an Impact Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director Plus permits Payout Payments for a designated period of between 5 and 30 years. Impact Contracts and Portfolio Director Plus both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

Exchanges From Compounder Contracts

(C-1-75 AND IFA-78)

Sales/Surrender Charges. Under a Compounder Contract a sales and administrative charge is deducted from each Purchase Payment. This charge ranges from 5% of the first $5,000 of Purchase Payments to 3% of Purchase Payments in excess of $15,000. If a Compounder Contract is exchanged for Portfolio Director Plus the surrender charge under Portfolio Director Plus will not apply to the amount of Account Value applied to Portfolio Director Plus. Purchase Payments made to Portfolio Director Plus, however, would be subject to the surrender charge under Portfolio Director Plus. In the case of a partial surrender, all Purchase Payments to Portfolio Director Plus will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. Under Portfolio Director Plus, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first.

Other Charges. A charge of a percentage of each Purchase Payment is made for administrative expenses under a Compounder Contract. The charge is 1.25% and is included in the above sales charge. For Portfolio Director Plus, a quarterly account maintenance fee of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director Plus. The fee may also be reduced or waived by the Company for Portfolio Director Plus if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance fee and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director Plus, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director Plus), depending upon the Variable Account Options selected, if any, on the daily net asset value of the Separate Account is attributable to Portfolio Director Plus.

Investment Options. There are no variable investment alternatives provided under Compounder Contracts.

Annuity Options. Payout Payments under a Compounder Contract are on a fixed basis only and the designated period option is limited to a period of 15 years. However, under a Compounder Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director Plus allows Payout Payments be made on a fixed or variable basis, or both. One option under Portfolio Director Plus provides for a designated period of 5 and 30 years. Unlike Portfolio Director Plus, the Compounder Contracts contain no "betterment of rates" provision.

Information Which May Be Applicable To Any Exchange

Guaranteed Annuity Rates. Mortality rates have improved since annuity rates were developed for the other contracts. Therefore, the annuity rates guaranteed in Portfolio Director Plus are less favorable to Contract Owners and Annuitants than those guaranteed in the other contracts. However, the current annuity rates being charged for fixed annuities under the "betterment of rates" provisions discussed above are more favorable than those guaranteed under Portfolio Director Plus or the other contracts. Of course, no assurance can be given that this will continue to be true at the time of annuitization for a given contract. Guaranteed annuity rate tables are set forth in your Contract or in current endorsements thereto. Those guaranteed for Portfolio Director Plus are set forth therein, and copies may be obtained from the Company.

To satisfy a federal tax law requirement, non-spouse beneficiaries under Portfolio Director Plus generally must receive the entire benefit payable upon the death of the Annuitant over their life expectancy or within five years of the Annuitant's death. This requirement may be inapplicable to certain other contracts or certificates issued before January 19, 1985 if not exchanged.

Under certain deferred annuity contracts issued before October 21, 1979, upon the death of the owner the entire value of the contract as of the date of death may be received income tax free by the beneficiary. This will not apply to contracts that have been exchanged on or after October 21, 1979.

CALCULATION OF SURRENDER CHARGE

The surrender charge is discussed in the Prospectus under "Fees and Charges--Surrender Charge." Examples of calculation of the surrender charge upon total and partial surrender are set forth below.

Illustration of Surrender Charge on Total Surrender

Example 1.

Transaction History

Date Transaction Amount

10/1/94 Purchase Payment $ 10,000

10/1/95 Purchase Payment 5,000

10/1/96 Purchase Payment 15,000

10/1/97 Purchase Payment 2,000

10/1/98 Purchase Payment 3,000

10/1/99 Purchase Payment 4,000

12/31/99 Total Purchase Payments (Assumes

Account Value is $50,000) 39,000

Surrender Charge is lesser of (a) or (b):

a. Surrender Charge calculated on 60 months of Purchase Payments

1. Surrender Charge against Purchase Payment of 10/1/94 $ 0

2. Surrender Charge against Purchase Payment of 10/1/95 (0.05 X $5,000) $ 250

3. Surrender Charge against Purchase Payment of 10/1/96 (0.05 X $15,000) $ 750

4. Surrender Charge against Purchase Payment of 10/1/97 (0.05 X $2,000) $ 100

5. Surrender Charge against Purchase Payment of 10/1/98 (0.05 X $3,000) $ 150

6. Surrender Charge against Purchase Payment of 10/1/99 (0.05 X $4,000) $ 200

Surrender Charge based on Purchase Payments (1+2+3+4+5+6) $ 1,450

b. Surrender charge calculated on the excess over 10% of the Account Value at the time of surrender:

Account Value at time of surrender $ 50,000

Less 10% not subject to surrender charge -5,000

Subject to surrender charge 45,000

X .05

Surrender Charge based on Account Value $ 2,250 $ 2,250

Surrender Charge is the lesser of a or b $ 1,450

Illustration of Surrender Charge on a 10% Partial Surrender Followed by a Full Surrender

Example 2.

Transaction History (Assumes No Interest Earned)

Date Transaction Amount

10/1/94 Purchase Payment $ 5,000

10/1/95 Purchase Payment 15,000

10/1/96 Purchase Payment 2,000

10/1/97 Purchase Payment 3,000

10/1/98 Purchase Payment 4,000

10/1/99 Purchase Payment 10,000

12/31/99 10% Partial Surrender (Assumes

Account Value is $39,000) 3,900

2/1/00 Full Surrender 35,100

a. Since this is the first partial surrender in this Participant Year, calculate the excess over 10% of the value of the Purchase Units.

10% of $39,000=$3,900 [no charge on this 10% withdrawal].

b. The Account Value upon which Surrender Charge on the Full Surrender may be calculated (levied) is $39,000-$3,900=$35,100.

c. The Surrender Charge calculated on the Account Value withdrawn $35,100 X .05=$1,755.

d. Since only $29,000 has been paid in Purchase Payments in the 60 months prior to the Full Surrender, the charge can only be calculated on $29,000. The $3,900 partial withdrawal does not reduce this amount. Thus, the charge is $29,000 X (0.05)=$1,450.

PURCHASE UNIT VALUE

The calculation of Purchase Unit value is discussed in the Prospectus under "Purchase Period." The following illustrations show a calculation of new Unit value and the purchase of Purchase Units (using hypothetical examples):

Example 3.

Illustration of Calculation of Purchase Unit Value

1. Purchase Unit value, beginning of period $ 1.800000

2. Value of Fund share, beginning of period 21.200000

3. Change in value of Fund share .500000

4. Gross investment return (3) divided by (2) .023585

5. Daily separate account fee $ .000027

6. Net investment return (4)-(5) .023558

7. Net investment factor 1.000000+(6) $ 1.023558

8. Purchase Unit value, end of period (1) X (7) $ 1.842404

Example 4.

Illustration of Purchase of Purchase Units (Assuming No State Premium Tax)

1. First Periodic Purchase Payment $ 100.00

2. Purchase Unit value on effective date of purchase (see Example 3) $ 1.800000

3. Number of Purchase Units purchased (1) divided by (2) 55.556

4. Purchase Unit value for valuation date following purchase (See Example 3) $ 1.842404

5. Value of Purchase Units in account for valuation date following purchase (3) X (4) $ 102.36

PERFORMANCE CALCULATIONS

Money Market Division Yields

Calculation of Current Yield for Money Market Division Six

7-Day Current Yield: 0.02%

Illustration of Calculation of Current Yield for Money Market Division Six

Example 5.

The current yield quotation above is based on the seven days ended December 31, 2001, the date of the most recent balance sheet included in the registration statement ("base period"). It is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner Accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by 365/7.

Calculation of Effective Yield for Money Market Division Six

7-day Effective Yield: 0.02%

Illustration of Calculation of Effective Yield for Money Market Division Six

Example 6.

The effective yield quotation above is based on the seven days ended December 31, 2001, the date of the most recent balance sheet included in the registration statement ("base period"). It is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Purchase Unit at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] - 1

Standardized Yield for Divisions Seven, Eight and Thirteen

Calculation of Standardized Yield for Divisions Seven, Eight and Thirteen

Div 7 Div 8 Div 13

Standardized Yield 3.32% 3.83% 2.89%

Illustration of Calculation of Standardized Yield for Divisions Seven, Eight and Thirteen

Example 7.

The yield quotation based on a 30-day period ended December 31, 2001, the date of the most recent balance sheet of the Registrant included in the registration statement is computed by dividing the net investment income per Purchase Unit earned during the period by the maximum offering price per Unit on the last day of the period, according to the following formula:

YIELD=2 [( a-b + 1 )6-1]

cd

Where:

a = net investment income earned during the period by the Fund attributable to shares owned by the Division

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of Purchase Units outstanding during the period

d = the maximum offering price per Purchase Unit on the last day of the period

Yield on each Division is earned from dividends declared and paid by the Fund, which are automatically reinvested in Fund shares.

Calculation of Average Annual Total Return

Average Annual Total Return quotations for the 1, 5, and 10 year periods ended December 31, 2001, the date of the most recent balance sheet included in this registration statement, are computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1 + T)n=ERV

Where:

P = a hypothetical initial Purchase Payment of $1,000

T = average annual total return

n = number of years

ERV = redeemable value at the end of the 1, 5, or 10 year periods of a hypothetical $1,000 Purchase Payment made at the beginning of the 1, 5, or 10 year periods (or fractional portion thereof)

We may advertise standardized average annual total return which includes the surrender charge of up to 5% of Purchase Payments received during the most recent 60 months as well as non-standardized average annual total returns which does not include a surrender charge or account maintenance fee.

There is no sales charge for reinvested dividends. All recurring fees have been deducted. For fees which vary with the account size, an account size equal to that of the median account size has been assumed. Ending redeemable value has been determined assuming a complete redemption at the end of the 1, 5 or 10 year period and deduction of all nonrecurring charges at the end of each such period.

Performance Information

Average Annual Total Return, Cumulative Return, and Annual and Cumulative Change in Purchase Unit Value Tables

The tables below present performance information for each of the VALIC Separate Account A Divisions available for this Contract. These performance results are not an estimate or guarantee of future investment performance and do not represent the actual experience of amounts invested by a particular participant. The information presented does not reflect the advantage under the Contracts of deferring federal income tax on increases in Account Value due to earnings attributable to Purchase Payments, nor does the information reflect the Qualified Contract advantage of deferring federal income tax on Purchase Payments. See "Federal Tax Matters" for more on tax deferral.

Please note that the Mid Cap Index Fund Division commenced operations on October 13, 1982 as the Capital Accumulation Fund. Effective October 1, 1991, the Fund underlying the Mid Cap Index Division changes its name from the Capital Accumulation Fund to the Mid Cap Index Fund and amended its investment objective, investment program and investment restrictions accordingly. Also, the Asset Allocation Fund was formerly known as the Timed Opportunity Fund.

Table I

Average Annual Total Return

with Surrender Charge and Account Maintenance Fee Imposed

(from Separate Account Division Inception to December 31, 2001)
Fund and Division	1 Year	5 Years	10 Years	Since Inception	Fund Inception Date

Asset Allocation Fund (Division 5)	(9.46%)	6.77%	7.28%	7.50%	09/06/1983
Capital Conservation Fund (Division 7)	1.88%	4.51%	5.59%	5.47%	01/16/1986
Government Securities Fund (Division 8)	0.93%	4.90%	5.42%	5.55%	01/16/1986
International Equities Fund (Division 11)	(26.25%)	(1.72%)	2.69%	1.25%	10/02/1989
International Government Bond Fund (Division 13)	(7.26%)	(2.17%)	3.08%	3.87%	10/01/1991
Mid Cap Index Fund (Division 4)	(6.37%)	13.99%	13.21%	14.09%	10/01/1991
Money Market I Fund (Division 6)	(2.00%)	2.99%	3.39%	4.17%	01/16/1986
Small Cap Index Fund (Division 14)	(3.59%)	5.58%	---	9.57%	05/01/1992
Social Awareness Fund (Division 12)	(16.24%)	8.07%	10.56%	10.53%	10/02/1989
Stock Index Fund (Division 10)	(17.01%)	8.54%	11.35%	10.59%	04/20/1987

Table II

Average Annual Total Return

with No Surrender Charge or Account Maintenance Fee Imposed

(from Separate Account Division Inception to December 31, 2001)
Fund and Division	1 Year	5 Years	10 Years	Since Inception	Fund Inception Date

Asset Allocation Fund (Division 5)	(5.17%)	7.58%	7.36%	7.59%	09/06/1983
Capital Conservation Fund (Division 7)	6.70%	5.38%	5.67%	5.56%	01/16/1986
Government Securities Fund (Division 8)	5.71%	5.76%	5.51%	5.65%	01/16/1986
International Equities Fund (Division 11)	(22.75%)	0.77%	2.77%	1.34%	10/02/1989
International Government Bond Fund (Division 13)	(2.86%)	(1.22%)	3.16%	3.95%	10/01/1991
Mid Cap Index Fund (Division 4)	(1.93%)	14.63%	13.30%	14.18%	10/01/1991
Money Market I Fund (Division 6)	2.65%	3.91%	3.47%	4.26%	01/16/1986
Small Cap Index Fund (Division 14)	0.98%	6.42%	---	9.65%	05/01/1992
Social Awareness Fund (Division 12)	(12.27%)	8.84%	10.65%	10.62%	10/02/1989
Stock Index Fund (Division 10)	(13.08%)	9.30%	11.43%	10.68%	04/20/1987

Table III

Cumulative Return

with No Surrender Charge or Account Maintenance Fee Imposed

(from Separate Account Division Inception to December 31, 2001)
Fund and Division	1 Year	5 Years	10 Years	Since Inception	Fund Inception Date

Asset Allocation Fund (Division 5)	(5.17%)	44.10%	103.46%	282.15%	09/06/1983
Capital Conservation Fund (Division 7)	6.70%	29.96%	73.57%	137.25%	01/16/1986
Government Securities Fund (Division 8)	5.71%	32.30%	70.94%	140.21%	01/16/1986
International Equities Fund (Division 11)	(22.75%)	(3.78%)	31.44%	17.67%	10/02/1989
International Government Bond Fund (Division 13)	(2.86%)	(5.97%)	36.44%	48.78%	10/01/1991
Mid Cap Index Fund (Division 4)	(1.93%)	97.93%	248.61%	289.15%	10/01/1991
Money Market I Fund (Division 6)	2.65%	21.16%	40.61%	94.72%	01/16/1986
Small Cap Index Fund (Division 14)	0.98%	36.49%	---	143.69%	05/01/1992
Social Awareness Fund (Division 12)	(12.27%)	52.75%	175.13%	244.09%	10/02/1989
Stock Index Fund (Division 10)	(13.08%)	56.02%	195.16%	344.40%	04/20/1987

Table IV

Annual and Cumulative Change in Purchase Unit Value

with No Surrender Charge or Maintenance Fee Imposed

(from Separate Account Division Inception)

Annual Change in Purchase Unit Value of the 12 months ended December 31,
2001		2000	1999	1998	1997	1996	1995	1994	1993	1992
Asset Allocation Fund (Division 5)	(5.17%)	(3.46%)	10.65%	17.19%	21.40%	9.99%	23.55%	(2.29)%	8.19%	(1.71)%
Capital Conservation Fund (Division 7)	6.70%	8.12%	(1.40)%	6.30%	7.49%	0.75%	19.58%	(7.04)%	10.88%	7.55%
Government Securities Fund (Division 8)	5.71%	11.78%	(3.74)%	7.86%	7.83%	0.90%	16.31%	(5.44)%	9.70%	6.14%
International Equities Fund (Division 11)	(22.75%)	(18.11%)	27.88%	17.57%	1.18%	5.75%	9.67%	6.90%	28.58%	(14.31)%
International Government Bond Fund (Division 13)	(2.86%)	(4.81%)	(6.88)%	15.92%	(5.79)%	3.36%	17.63%	3.42%	13.08%	2.05%
Mid Cap Index Fund (Division 4)	(1.93%)	15.43%	13.78%	17.80%	30.45%	17.61%	29.24%	(4.70)%	11.78%	8.79%
Money Market I Fund (Division 6)	2.65%	4.96%	3.71%	4.12%	4.13%	3.97%	4.51%	2.77%	1.67%	2.22%
Small Cap Index Fund (Division 14)	0.98%	(4.34%)	20.10%	(2.92)%	21.18%	15.57%	26.39%	(4.30)%	14.77%	11.28%
Social Awareness Fund (Division 12)	(12.27%)	(11.26%)	17.46%	26.03%	32.52%	22.75%	37.57%	(2.42)%	6.84%	2.31%
Stock Index Fund (Division 10)	(13.08%)	(10.25%)	19.37%	27.14%	31.77%	21.53%	35.95%	(0.30)%	8.78%	5.58%

Cumulative Change in Purchase Unit Value for each Period End Since December 31,
	2001	2000	1999	1998	1997	1996	1995	1994	1993	1992
Asset Allocation Fund (Division 5)	103.37%	114.56%	122.25%	100.86%	71.40%	41.19%	28.37%	3.90%	6.34%	(1.71%)
Capital Conservation Fund (Division 7)	73.57%	62.66%	50.45%	52.60%	43.55%	33.55%	32.56%	10.85%	19.25%	7.55%
Government Securities Fund (Division 8)	70.94%	61.70%	44.66%	50.28%	39.32%	29.21%	28.06%	10.10%	16.44%	6.14%%
International Equities Fund (Division 11)	31.44%	70.15%	107.79%	62.48%	38.21%	36.60%	29.18%	17.78%	10.18%	(14.31%)
International Government Bond Fund (Division 13)	36.44%	40.46%	47.56%	58.46%	36.69%	45.09%	40.37%	19.34%	15.39%	2.05%
Mid Cap Index Fund (Division 4)	248.61%	255.48%	207.96%	170.67%	129.77%	76.13%	49.76%	15.89%	21.60%	8.79%
Money Market I Fund (Division 6)	40.61%	36.98%	30.51%	25.83%	20.85%	16.05%	11.62%	6.81%	3.93%	2.22%
Small Cap Index Fund (Division 14)	143.69%	141.32%	152.26%	110.05%	116.36%	78.54%	54.49%	22.23%	27.72%	11.28%
Social Awareness Fund (Division 12)	175.13%	213.60%	253.37%	200.83%	138.71%	80.12%	46.73%	6.66%	9.30%	2.31%
Stock Index Fund (Division 10)	195.16%	239.57%	278.35%	216.94%	149.29%	89.18%	55.67%	14.51%	14.86%	5.58%

PAYOUT PAYMENTS

Assumed Investment Rate

The discussion concerning the amount of payout payments which follows this section is based on an Assumed Investment Rate of 3 1/2% per annum. However, the Company will permit each Annuitant choosing a variable payout option to select an Assumed Investment Rate permitted by state law or regulations other than the 3 1/2% rate described in this prospectus as follows: 4 1/2% or 5% per annum. The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of VALIC Separate Account A.

Amount of Payout Payments

The amount of the first variable payout payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable payout as of the tenth day immediately preceding the date payout payments commence, the amount of any premium tax owed, the payout option selected, and the age of the Annuitant.

The Contracts contain tables indicating the dollar amount of the first payout payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3 1/2%, 4% and 5% per annum (3 1/2% in the group Contract).

The portion of the first monthly variable payout payment derived from a Division of VALIC Separate Account A is divided by the Payout Unit Value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed payout payment.

In any subsequent month, the dollar amount of the variable payout payment derived from each Division is determined by multiplying the number of Payout in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit Value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous payout payment, less an adjustment to neutralize the 3 1/2% or other Assumed Investment Rate referred to above.

Therefore, the dollar amount of variable payout payments after the first year will vary with the amount by which the net investment return is greater or less than 3 1/2% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first payout payment in the next year will be approximately 1 1/2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first payout payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

Each deferred Contract provides that, when fixed payout payments are to be made under one of the first four payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.

Payout Unit Value

The value of a Payout Unit is calculated at the same time that the value of an Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Purchase Period" in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under "Payout Period."

The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.

Illustration of Calculation of Payout Unit Value

Example 8.

1. Payout Unit value, beginning of period $ .980000

2. Net investment factor for Period (see Example 3) 1.023558

3. Daily adjustments for 3 1/2% Assumed Investment Rate .999906

4. (2) X (3) 1.023462

5. Payout Unit value, end of period (1) X (4) $ 1.002993

Illustration of Payout Payments

Example 9. Annuitant age 65, Life Annuity with 120 Payments Certain

1. Number of Purchase Units at Payout Date 10,000.00

2. Purchase Unit value (see Example 3) $ 1.800000

3. Account Value of Contract (1) X (2) $ 18,000.00

4. First monthly Payout Payment per $1,000 of Account Value $ 5.63

5. First monthly Payout Payment (3) X (4) (division sign)1,000 $ 101.34

6. Payout Unit value (see Example 8) $ .980000

7. Number of Payout Units (5)(division sign) (6) $ 103.408

8. Assume Payout Unit value for second month equal to $ .997000

9. Second monthly Payout Payment (7) X (8) $ 103.10

10. Assume Payout Unit value for third month equal to $ .953000

11. Third monthly Payout Payment (7)X(10) $ 98.55

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

The Company has qualified or intends to qualify the Contracts for sale in all fifty states and the District of Columbia and will commence offering the Contracts promptly upon qualification in each such jurisdiction.

The Contracts are sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers which are members of the National Association of Securities Dealers, Inc. (the "NASD"). The principal underwriter for the Separate Account is American General Distributors, Inc. (the "Distributor"), an affiliate of the Company. The Distributor's address is 2929 Allen Parkway, Houston, Texas 77019. The Distributor is a Texas corporation and is a member of the NASD.

The licensed agents who sell the Contracts will be compensated for such sales by commissions which will range up to 6.0% of each Purchase payment. Managers who supervise the agents will receive overriding commissions ranging up to 1% of Purchase payments. (These various commissions are paid by the Company and do not result in any charge to Contract Owners or to the Separate Account in addition to the charges described under "Charges Under Variable Annuity Contracts".)

Pursuant to its underwriting agreement with the Distributor and the Separate Account, the Company reimburses the Distributor for reasonable sales expenses, including overhead expenses. Sales commissions paid for the years 1999, 2000 and 2001 were $3,137,540, $2,368,522 and $2,043,159, respectively. The Distributor retained $0 in commissions for those same years.

EXPERTS

The consolidated balance sheets of the Company at December 31, 2001 and 2000, and the related consolidated statements of income, changes in stockholder's equity, comprehensive income, and cash flows for the years ended December 31, 2001, 2000, and 1999, and the statements of net assets and operations for the Company's Separate Account A at December 31, 2001 and for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

The address of Ernst & Young LLP, independent auditors for the financial statements of the Company and the Company's Separate Account A, is One Houston Center, 1221 McKinney Street, Suite 2400, Houston, Texas 77010-2007.

COMMENTS ON FINANCIAL STATEMENTS

The financial statements of The Variable Annuity Life Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

Divisions Four, Five, Six, Seven, Eight, Ten, Eleven, Twelve, Thirteen and Fourteen are the only Divisions available under the Contracts described in the Prospectus. The Separate Account financial statements contained herein reflect the composition of the Separate Account as of December 31, 2001.

Printed Matter

Printed in U.S.A. VL 9079-1 REV 5/02

The Variable Life Insurance Company, Houston, Texas

<MODULE>

<NAME> VALICFINS_01

<CIK> 0000354912

<CCC> 8*JCSWDY

</MODULE>

<MODULE>

<NAME> VALICSEPFIN2002

<CIK> 0000354912

<CCC> 8*JCSWDY

</MODULE>

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

CONTRACT FORM UIT-981 AND INDEPENDENCE PLUS CONTRACT SERIES

PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

    Financial Statements Filed with Part A:

Selected Purchase Unit Data for each Fund

Filed with Part B:

(i) Audited Financial Statements The Variable Annuity Life Insurance Company

Report of Independent Auditors

Consolidated Balance Sheets Consolidated Statements of Income

Consolidated Statements of Changes in Stockholder Equity

Consolidated Statements of Cash Flows

Notes to Consolidated Financial Statements

(ii) Audited Financial Statements

The Variable Annuity Life Insurance Company Separate Account A -

Statement of Net Assets

Statement of Operations

Statements of Changes in Net Assets

Notes to Financial Statements

Report of Independent Accountants

All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions, are inapplicable, or the related information is included in the financial statements and therefore such schedules have been omitted.

(b) Exhibits

1. Resolution adopted by The Variable Annuity Life Insurance Company Board of Directors at its Annual Meeting of April 18, 1979 establishing The Variable Annuity Life Insurance Company Separate Account A.(1)

2. Not Applicable.

3. Underwriting Agreement between The Variable Annuity Life Insurance Company, The Variable Annuity Life Insurance Company Separate Account A and The Variable Annuity Marketing Company.(1)

4(a). Form of Individual Annuity Contract (Form UIT-981).(1)

4(b). Form of Individual Annuity Contract (Form UIT-585-96).(1)

4(c). Form of Group Annuity Contract (Form UITG-585-96).(1)

4(d). Form of Certificate of Participation under Group Annuity Contract (Form UITG-CB-585-96).(1)

5(a). Form of Application for Annuity Contract (Form UIT-981, UIT-585-96 and UITG-CB-585-96).(2)

5(b). Form of Group Master Application for Flexible Payment Group Annuity Contract (Form UITG-585-96).(1)

6(a). Copy of Amended and Restated Articles of Incorporation of The Variable Annuity Life Insurance Company, effective as of April 28, 1989.(1)

6(b). Copy of Amendment Number One to Amended and Restated Articles of Incorporation of The Variable Annuity Life Insurance Company as amended through April 28, 1989, effective March 28, 1990.(1)

6(c). Copy of Amended and Restated Bylaws of The Variable Annuity Life Insurance Company as amended through March 4, 1992.(2)

7. Not Applicable.

8. Not Applicable.

9. Not Applicable.

10. Consent of Independent Auditors.

11. Not Applicable.

12. Not Applicable.

13. Calculation of standard and nonstandard performance information.(1)

14. Listing and diagram of all persons directly or indirectly controlled by or under control with Depositor. (Filed herewith)

15. Supplemental Information Form which discloses Section 403(b)(11) withdrawal restrictions as set forth in a no-action letter issued by the SEC on November 28, 1988. Such form requires the signed acknowledgement of participants who purchase Section 403(b) annuities with regard to these withdrawal restrictions.(2)

____________________
  Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4 Registration Statement (File No. 2-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 18, 1997.
  Incorporated by reference to Post-Effective Amendment No. 27 to Form N-4 Registration Statement (File No. 2-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 27, 1998.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company as of March 20, 2002 are set forth below. The business address of each officer and director is 2929 Allen Parkway, Houston, Texas 77019.

NAMES AND PRINCIPAL POSITIONS AND OFFICES

BUSINESS ADDRESS HELD WITH DEPOSITOR

Officer Title

John A. Graf Chairman & Director

Robert P. Condon President & Director

David Entrekin Executive Vice President & Chief Financial Officer & Director

Bruce R. Abrams Director

M. Kathleen Adamson Executive Vice President - Operations Administration & Director

Michael J. Akers Senior Vice President & Chief Actuary & Director

Rebecca G. Campbell Senior Vice President - Human Resources & Director

Mary L. Cavanaugh Executive Vice President, General Counsel & Secretary & Director

Jennifer D. Cobbs Executive Vice President - Marketing

Randall W. Epright Executive Vice President & Chief Information Officer

David H. den Boer Senior Vice President & Chief Compliance Officer

Sharla A. Jackson Senior Vice President - Customer Service Amarillo

Traci P. Langford Senior Vice President - Institutional Marketing

Richard Lindsay Senior Vice President - Marketing

Rosalia Nolan Senior Vice President - Institutional Services

Lilian Caliman Senior Vice President - Information Technology

Joeseph P. Girgenti Senior Vice President - Sales Support

Thomas G. Norwood Senior Vice President - Broker/Dealer Operations

Robert E. Steele Senior Vice President - Specialty Products

Richard L. Bailey Vice President - Group Actuarial

Mary C. Birmingham Vice President - Group Plan Services

James D. Bonsall Vice President - Financial Systems

Gregory Stephen Broer Vice President - Actuarial

Richard A. Combs Vice President - Actuarial

Neil J. Davidson Vice President - Actuarial

Terry B. Festervand Vice President & Treasurer

Daniel Fritz Vice President - Actuarial

Michael D. Gifford Vice President - Case Development

Joan M. Keller Vice President - Client Service Processing

Calvin King Vice President - North Houston CCC

Edward P. Millay Vice President & Controller

Cindy Moore Vice President - Budget & Expense Management

Rembert R. Owen, Jr. Vice President & Assistant Secretary

Keith Schlosser Vice President - Sales Executive Administration

Richard W. Scott Vice President & Chief Investment Officer

Nancy K. Shumbera Vice President - Business Solution Development

Brenda Simmons Vice President - Client Contribution Services

Paula K. Flatt Snyder Vice President - Marketing Communications

James P. Steele Vice President - Specialty Products

Krien Verberkmoes Vice President - Sales Compliance

Ted Kennedy Vice President - Government Relations

William Fish Investment Officer

Roger E. Hahn Investment Officer

Gordon S. Massie Investment Officer

Richard Mercante Investment Officer

Craig R. Mitchell Investment Officer

Alan Nussenblatt Investment Officer

Scott Richland Investment Officer

Sam Tillinghast Investment Officer

W. Larry Mask Real Estate Investment Officer & Assistant Secretary

Dan Cricks Tax Officer

Kurt Bernlohr Assistant Secretary

Tracey Harris Assistant Secretary

Connie E. Pritchett Assistant Secretary

Frederick J. Sdao Assistant Secretary

Katherine Stoner Assistant Secretary

Bonnie Finley Assistant Treasurer

Paul Hoepfl Assistant Treasurer

Louise McNeal Assistant Treasurer

Kristy L. McWilliams Assistant Treasurer

Linda Pinney Assistant Treasurer

Tara S. Rock Assistant Treasurer

Carolyn Roller Assistant Treasurer

Diana Smirl Assistant Treasurer

Marilyn S. Zlotnick Assistant Controller

Robert A. Demchak Administrative Officer

Ted D. Hennis Administrative Officer

William R. Keller, Jr. Administrative Officer

Fred M. Lowery Administrative Officer

Michael M. Mead Administrative Officer

Steven Mueller Administrative Officer

Kathryn T. Smith Administrative Officer

ITEM 26. PERSON CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant is a separate account of The Variable Annuity Life Insurance Company (Depositor). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor of the Registrant, see Exhibit 14 of the Registration Statement of Registrant, filed herewith. The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An organizational chart for AIG can be found in Form 10-K, SEC file number 001-08787, accession number 0000950123-02-003222, filed April 1, 2002.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of March 31, 2002, a date within 90 days prior to the date of filing, there were 2,123 individual Contract Owners and zero (0) group Contract Owners of the qualified Contracts offered by the UIT-981 prospectus of the Registrant; and 42,349 individual Contract Owners and 24,220 group Contract Owners of the qualified Contracts offered by the Independence Plus prospectus. As of March 31, 2002, there were 10 individual Contract Owners and 2,314 group Contract Owners of the non-qualified Contracts offered by the Independence Plus prospectus. The Registrant issues different contracts through other Registration Statements.

ITEM 28. INDEMNIFICATION

Set forth below is a summary of the general effect of applicable provisions of the Depositor's Bylaws regarding indemnification of, and advancement of legal expenses to, the Depositor's officers, directors and employees (collectively, "Indemnitees"). The Depositor shall indemnify any Indemnitee who was or is a named defendant or respondent or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, or investigative (including any action by or in the right of the Depositor), or any appeal of such action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding, by reason of the fact that the Indemnitee is or was a director, or officer or employee of the Depositor, or is or was serving at the request of the Depositor as a director, officer, partner, venturer, proprietor, trustee, employee, or similar functionary of another foreign or domestic corporation or nonprofit corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, against judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement, and reasonable expenses (including court costs and attorneys' fees) actually incurred by him in connection with such action, suit or proceeding, if Indemnitee acted in good faith and in a manner he reasonably believed, (i) in the case of conduct in his official capacity as a director of the Depositor, to be in the best interests of the Depositor and (ii) in all other cases, to be not opposed to the best interests of the Depositor; and, with respect to any criminal action or proceeding, if Indemnitee had no reasonable cause to believe his conduct was unlawful; provided, however that in the case of any threatened, pending or completed action, suit or proceeding by or in the right of the Depositor, the indemnity shall be limited to reasonable expenses (including court costs and attorneys' fees) actually incurred in connection with such action, suit or proceeding; and no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Depositor or liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity as a director or officer. The termination of any action, suit or proceeding by judgment, order, settlement, or conviction, or on a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interests of the Depositor; and, with respect to any criminal action or proceeding, shall not create a presumption that the person had reasonable cause to believe that his conduct was unlawful.

Where an Indemnitee of the Depositor or other person entitled to indemnity hereunder has been wholly successful, on the merits or otherwise, in defense of any such action, suit or proceeding, Indemnitee shall be indemnified against reasonable expenses (including court costs and attorneys' fees) actually incurred by him in connection therewith.

Any indemnification (unless otherwise ordered by a court of competent jurisdiction) shall be made by the Depositor only as authorized in a specific case upon a determination that the applicable standard of conduct has been met. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who at the time of the vote have not been named as defendants or respondents in such action, suit or proceeding, or (ii) if such a quorum cannot be obtained, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority vote of all directors, consisting solely of two or more directors who at the time of the vote are not named defendants or respondents in such action, suit or proceeding, or (iii) by special legal counsel selected by the Board of Directors (or a committee thereof) by vote in the manner set forth in subparagraphs (i) and (ii) immediately above or if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all directors, or (iv) by the shareholders in a vote that excludes the shares held by any Indemnitee who is named as a defendant or respondent in such action, suit or proceeding.

Reasonable expenses incurred by an Indemnitee of the Depositor or other person entitled to indemnity hereunder, who was, is or is threatened to be made a named defendant or respondent in any such action, suit or proceeding described above may be paid by the Depositor in advance of the final disposition thereof upon (i) receipt of a written affirmation by the Indemnitee of his good faith belief that he has met the standard of conduct necessary for indemnification under this article and a written undertaking by or on behalf of the Indemnitee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Depositor as authorized under this article and (ii) a determination that the facts then known to those making the determination would not preclude indemnification under this article.

Notwithstanding any other provision of this article, the Depositor may pay or reimburse expenses incurred by any Indemnitee of the Depositor or any other person entitled to indemnity hereunder in connection with his appearance as a witness or other participation in any action, suit or a proceeding described above at a time when he is not named defendant or respondent in such action, suit or proceeding.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, as provided above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Depositor is against public policy, as expressed in the Act, and therefore may be unenforceable. In the event (a) that a claim for such indemnification (except insofar as it provides for the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Depositor by such director, officer or controlling person; and (b) the Securities and Exchange Commission is still of the same opinion that the Depositor or Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit such cause to a court of appropriate jurisdiction, the question of whether such indemnification by the Depositor is against public policy as expressed in the Act will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

  American General Distributors, Inc. ("AGDI") acts as exclusive distributor and principal underwriter of the Registrant.

(b) The following information is furnished with respect to each officer and director of AGDI. Unless otherwise indicated, the principal business address of each individual listed below is 2929 Allen Parkway, Houston, Texas 77019:

Position and Offices With Underwriter Name and Principal American General Business Address Distributors, Inc.
Robert P. Condon Director, Chief Executive Officer and President
Mary L. Cavanaugh Director and Assistant Secretary
David H. den Boer Director, Senior Vice President and Secretary
Jennifer D. Cobbs Executive Vice President
Krien VerBerkmoes Chief Compliance Officer
John Reiner Chief Financial Officer and Treasurer
Robyn Galerston Assistant Vice President-Sales Literature Review
Daniel R. Cricks Tax Officer
James D. Bonsall Assistant Treasurer
Kurt Bernlohr Assistant Secretary
Tracey Harris Assistant Secretary

  AGDI is the principal underwriter for the Registrant. The licensed agents who sell the forms of Contract covered by this registration statement are compensated for such sales by commissions paid by the Depositor. These commissions do not result in any charge to the Registrant or to Contract Owners, Participants, Annuitants or Beneficiaries in addition to the charges described in the prospectuses for the Contract.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be in the physical possession of:

The Variable Annuity Life Insurance Company

2929 Allen Parkway

Houston, Texas 77019

ITEM 31. MANAGEMENT SERVICES

There have been no management-related services provided to the Separate Account for the last three fiscal years.

ITEM 32. UNDERTAKINGS

  VALIC hereby commits itself, on behalf of the Contract Owners, to the following undertakings:

1. To file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

2. To include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information;

3. To deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request. The Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

  The Company hereby represents that the fees and charges deducted under these contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

ADDITIONAL COMMITMENTS-WITHDRAWAL RESTRICTIONS FOR 403 (B) PLANS

The Tax Reform Act of 1986 added to the Internal Revenue Code a new Section 403(b)(11) which applies to tax years beginning after December 31, 1988. This paragraph provides that withdrawal restrictions apply to contributions made and interest earned subsequent to December 31, 1988. Such restrictions require that distributions not begin before age 59 1/2, separation from service, death, disability, or hardship (only employee contributions without accrued interest may be withdrawn in case of hardship). These withdrawal restrictions appear in the Section "Federal Tax Matters" in either the Prospectus or the Statement of Additional Information for Contracts of this Registration Statement. The Company relies on a no-action letter issued by the Securities and Exchange Commission on November 28, 1988 stating that no enforcement action would be taken under sections 22(e), 27(c)(1), or 27(d) of the Investment Company Act of 1940 (the "Act") if, in effect, the Company permits restrictions on cash distributions from elective contributions to the extent necessary to comply with Section 403(b)(11) of the Internal Revenue Code in accordance with the following conditions:

(1) Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the Contract;

(2) Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the Contract;

(3) Instruct sales representatives who solicit participants to purchase the Contract specifically to being the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

(4) Obtain from each plan participant who purchases a Section 403(b) annuity Contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) the investment alternatives available under the employer's Section 403(b) arrangement, to which the participant may elect to transfer his contract value.

The Company has complied, and is complying, with the provisions of paragraphs (1)-(4) above.

The Company relies on Rule 6c-7 of the Act which states that a registered separate account, and any depositor of or underwriter for such account, shall be exempt from the provisions of sections 22(e), 27(c)(1) and 27(d) of the Act with respect to this Contract participating in this account to the extent necessary to permit compliance with the Texas Optional Retirement Program (Program) in accordance with the following conditions:

(a) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in each registration statement, including the prospectus, used in connection with the Program;

(b) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in any sales literature used in connection with the offer of this Contract to Program participants;

(c) instruct salespeople who solicit Program participants to purchase this Contract specifically to bring the restrictions on redemption imposed by the Program to the attention of potential Program participants;

(d) obtain from each Program participant who purchases this Contract in connection with the Program, prior to or at the time of such purchase, a signed statement acknowledging the restrictions on redemption imposed by the Program.

The Company has complied, and is complying, with the provisions of paragraphs (a)-(d) above.

The Company relies on an order issued by the Securities and Exchange Commission on May 19, 1993 exempting it from the provisions of section 22(e), 27(c)(1) and 27(d) of the Act with respect to this Contract participating in this account to the extent necessary to permit compliance with the Optional Retirement Program of the State University System of Florida ("Florida ORP") as administered by the Division of Retirement of the Florida Department of Management Services ("Division") in accordance with the following conditions:

(a) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in each registration statement, including the prospectus, relating to the Contracts issued in connection with the Florida ORP;

(b) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in any sales literature used in connection with the offer of Contracts to Eligible Employees;

(c) instruct salespeople who solicit Eligible Employees to purchase the Contracts specifically to bring the restrictions on redemption imposed by the Division to the attention of the Eligible Employees;

(d) obtain from each Participant in the Florida ORP who purchases a Contract, prior to or at the time of such purchase, a signed statement acknowledging the Participant's understanding: (i) of the restrictions on redemption imposed by the Division, and (ii) that other investment alternatives are available under the Florida ORP, to which the Participant may elect to transfer his or her Contract values.

The Company has complied, and is complying, with the provisions of paragraphs (a)-(d) above.

POWERS OF ATTORNEY

Each person whose signature appears below hereby appoints Mary L. Cavanaugh, Kurt Bernlohr and Katherine Stoner and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Variable Annuity Life Insurance Company Separate Account A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 30th day of April 2002.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

(Registrant)

BY: THE VARIABLE ANNUITY LIFE INSURANCE

COMPANY

(On behalf of the Registrant and itself)

BY: /s/ Mary L. Cavanaugh

Mary L. Cavanaugh

Executive Vice President, General

Counsel and Secretary

[SEAL]

ATTEST: /s/ Katherine Stoner

Katherine Stoner

Assistant Secretary

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature Title Date

/s/ John A. Graf Director, Chairman and April 30, 2002

John A. Graf Chief Executive Officer

/s/ David Entrekin Director, Executive Vice April 30, 2002

David Entrekin President, Chief Financial

Officer and Principal

Accounting Officer

/s/ Bruce R. Abrams Director April 30, 2002

Bruce R. Abrams

/s/ M. Kathleen Adamson Director April 30, 2002

M. Kathleen Adamson

/s/ Michael J. Akers Director April 30, 2002

Michael J. Akers

/s/ Rebecca G. Campbell Director April 30, 2002

Rebecca G. Campbell

/s/ Mary L. Cavanaugh Director April 30, 2002

Mary L. Cavanaugh

/s/ Robert P. Condon Director April 30, 2002

Robert P. Condon

INDEX TO EXHIBITS

TO

FORM N-4

FOR

SEPARATE ACCOUNT A

OF

THE VARIABLE ANNUITY

LIFE INSURANCE COMPANY

EXHIBIT NO.

10. Consent of Independent Auditors

14. Subsidiaries of American General Corporation